As filed with the Securities and Exchange Commission
                              on February 14, 2001
                      Registration No. 333-40265; 811-08481

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------
                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [ ]

                         Post-Effective Amendment No. 7                      [X]

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [ ]

                                 Amendment No. 8                             [X]

                        (Check appropriate box or boxes)

                           --------------------------
                              NATIONS ANNUITY TRUST
               (Exact Name of Registrant as specified in Charter)
                                111 Center Street
                           Little Rock, Arkansas 72201
          (Address of Principal Executive Offices, including Zip Code)
                           --------------------------
       Registrant's Telephone Number, including Area Code: (800) 321-7854
                              Richard H. Blank, Jr.
                                c/o Stephens Inc.
                                111 Center Street
                           Little Rock, Arkansas 72201
                     (Name and Address of Agent for Service)
                                 With copies to:
Robert M. Kurucza, Esq.                  Carl Frischling, Esq.
Marco E. Adelfio, Esq.                   Kramer, Levin, Naftalis & Frankel
Morrison & Foerster LLP                  919 3rd Avenue
2000 Pennsylvania Ave., N.W.             New York, New York 10022
Suite 5500
Washington, D.C.  20006

It is proposed that this filing will become effective (check appropriate box):

[ ] Immediately upon filing pursuant   [ ] on (date) pursuant to Rule 485(b), or
    to Rule 485(b); or

[ ] 60 days after filing pursuant to   [ ] on (date) pursuant to Rule 485(a)(1)
    Rule 485(a), or

[X] 75 days after filing pursuant to   [ ] on (date) pursuant to paragraph
    paragraph (a)(2)                       (a)(2) of Rule 485

                                EXPLANATORY NOTE

     This Post-Effective Amendment No. 7 to the Registration Statement of Nations Annuity Trust (the "Trust") is being filed for the purpose of adding Nations MidCap Growth Portfolio and making material changes to all the Trust's portfolios.

                              NATIONS ANNUITY TRUST
                              CROSS REFERENCE SHEET

Part A
Item No.                                               Prospectus
--------                                               ----------
  1.    Front and Back Cover Pages................... Front and Back Cover Pages

  2.    Risk/Return Summary: Investments, Risks,
        and Performance ............................. About this Prospectus

  3.    Risk/Return Summary: Fee Table............... Not Applicable

  4.    Investment Objectives, Principal Investment
        Strategies, and Related Risks................ About the Equity Portfolios; About
                                                      the Managed Index Portfolios; About
                                                      the Balanced Portfolio; About the
                                                      International Portfolio; Other
                                                      Important Information

  5.   Management's Discussion of Fund Performance... Not Applicable

  6.   Management, Organization, and
       Capital Structure............................. How the Portfolios are Managed;
                                                      About Your Investment: Information
                                                      for Investors

  7.   Shareholder Information ...................... About Your Investment: Information
                                                      for Investors

  8.   Distribution Arrangements .................... About Your Investment: Information
                                                      for Investors

  9.   Financial Highlights Information ............. About Your Investment: Financial
                                                      Highlights

Part B
Item No.
--------

10.    Cover Page and Table of Contents.............. Cover Page and Table of Contents

11.    Fund History.................................. Introduction

12.    Description of the Fund and
       Its Investments and Risks..................... Additional Information on Portfolio
                                                      Investments

13.    Management of the Fund........................ Trustees And Officers; Investment
                                                      Advisory, Administration, Custody Transfer
                                                      Agency, Shareholder Servicing and Distribution
                                                      Agreements

14.    Control Persons and Principal
       Holders of Securities......................... Not Applicable

15.    Investment Advisory and Other Services........ Investment Advisory,
                                                      Administration, Custody, Transfer Agency,
                                                      Shareholder Servicing And Distribution Agreements

16.    Brokerage Allocation and Other Practices...... Portfolio Transactions and
                                                      Brokerage--General Brokerage Policy

17.    Capital Stock and Other
       Securities ................................... Description Of Shares;
                                                      Investment Advisory, Administration, Custody,
                                                      Transfer Custody, Transfer Agency, Shareholder
                                                      Servicing And Distribution Agreements

18.    Purchase, Redemption and Pricing
       of Shares..................................... Net Asset Value -- Purchases
                                                      And Redemptions; Distributor

19.    Taxation of the Fund.......................... Additional Information Concerning
                                                      Taxes

20.    Underwriters.................................. Investment Advisory,
                                                      Administration Custody, Transfer Agency
                                                      Shareholder Servicing And Distribution
                                                      Agreements; Distributor

21.    Calculation of Performance Data............... Additional Information on
                                                      Performance

22.    Financial Statements.......................... Independent Accountant and
                                                      Reports

Part C
Item No.                                               Other Information
--------                                               ------------------

                                                      Information required to be included in Part C is
                                                      set forth under the appropriate Item, so
                                                      numbered, in Part C of this Document

[GRAPHIC APPEARS HERE]

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

PRELIMINARY PROSPECTUS DATED FEBRUARY 14, 2001
SUBJECT TO COMPLETION

Nations Separate Account Trust
Prospectus
                                                                    May 1, 2001

Domestic Stock Portfolios

Nations Value Portfolio
Nations Marsico 21st Century Portfolio
Nations Marsico Focused Equities Portfolio
Nations Marsico Growth & Income Portfolio
Nations Capital Growth Portfolio
Nations Small Company Portfolio
Nations MidCap Growth Portfolio

International Stock Portfolios

Nations International Value Portfolio
Nations Marsico International Opportunities
Portfolio

Balanced Portfolio

Nations Asset Allocation Portfolio

Corporate Bond Portfolio

Nations High Yield Bond Portfolio

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[FDIC LOGO APPEARS HERE]
[NATIONS FUND LOGO APPEARS HERE]

An Overview of the Portfolios
--------------------------------------------------------------------------------

[GRAPHIC APPEARS HERE]


             Terms used in this prospectus

             In this prospectus, we, us and our refer to the Nations Funds Family (Nations Funds). Some other important terms we've used may be new to you. These are printed in italics where they first appear in a section and are described in Terms used in this prospectus.


[GRAPHIC APPEARS HERE]


               You'll find Terms used
               in this prospectus on
               page 52.

             Your investment in these Portfolios is not a bank deposit and is not insured or guaranteed by Bank of America, N. A. (Bank of America), the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Your investment may lose money.

             Affiliates of Bank of America are paid for the services they provide to the Portfolios.

 This booklet, which is called a prospectus, tells you about eleven Nations Separate Account Trust Portfolios. The Portfolios are the underlying investment vehicles for certain variable annuity and/or variable life insurance separate accounts issued by participating life insurance companies, including Hartford Life Insurance Company. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

 About the Portfolios
 Each group of Portfolios has a different investment focus:

  o Domestic Stock Portfolios invest primarily in equity securities of U.S. companies

  o International Stock Portfolios invest primarily in equity securities of companies outside the United States

  o Balanced Portfolios invest in a mix of equity and fixed income securities, as well as money market instruments

  o Corporate Bond Portfolios focus on the potential to earn income by investing primarily in fixed income securities. Nations High Yield Bond Portfolio focuses on the potential to earn income by investing primarily in high yield debt securities

 The Portfolios also have different risk/return characteristics because they invest in different kinds of securities.

 Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have the highest risk. Foreign securities also involve special risks not associated with investing in the U.S. stock market, which you need to be aware of before you invest.

 High yield debt securities, like all fixed income securities, have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of high yield debt securities, most importantly credit risk. High yield debt securities are generally more sensitive to credit risk than other types of fixed income securities.

 In every case, there's a risk that you'll lose money or you may not earn as much as you expect.

 Choosing the right Portfolios for you
 Not every Portfolio is right for every investor. When you're choosing a Portfolio to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

 The Domestic Stock and International Stock Portfolios all focus on long-term growth. They may be suitable for you if:

  o you have longer-term investment goals

  o they're part of a balanced portfolio

  o you want to try to protect your portfolio against a loss of buying power that inflation can cause over time

 They may not be suitable for you if:

  o you're not prepared to accept or are unable to bear the risks associated with equity securities, including foreign securities

  o you have short-term investment goals

  o you're looking for a regular stream of income

 Nations Asset Allocation Portfolio invests in a mix of equity and fixed income securities, as well as money market instruments. It may be suitable for you if:

  o you're looking for both long-term growth and income

  o you want a diversified portfolio in a single mutual fund

 It may not be suitable for you if:

  o you're not prepared to accept or are unable to bear the risks associated with equity and fixed income securities

  o you have short-term investment goals

  o you're looking for a regular stream of income

 Nations High Yield Bond Portfolio focuses on the potential to earn income. It may be suitable for you if:

  o you're looking for income

  o you have longer-term investment goals

 It may not be suitable for you if:

  o you're not prepared to accept or are unable to bear the risks associated with fixed income securities, particularly high yield debt securities

  o you're seeking preservation of capital and stability of share price

 You'll find a discussion of each Portfolio's principal investments, strategies and risks in the portfolio descriptions that start on page 6.

 For more information
 If you have any questions about the Portfolios, please call us at
 1.800.321.7854 or contact your investment professional.

 You'll find more information about the Portfolios in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Portfolio's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------

[GRAPHIC APPEARS HERE]


             Banc of America Advisors, Inc.

             Banc of America Advisors, Inc. (BAAI) is the investment adviser to each of the Portfolios. BAAI is responsible for the overall management and supervision of the investment management of each Portfolio. BAAI and Nations Funds have engaged sub-advisers, which are responsible for the day-to-day investment decisions for each of the Portfolios.


[GRAPHIC APPEARS HERE]


               You'll find more about
               BAAI and the sub-advisers
               starting on page 36.

[GRAPHIC APPEARS HERE]



About the Portfolios
Nations Value Portfolio                                                6
Sub-adviser: Banc of America Capital Management, Inc.
-------------------------------------------------------------------
Nations Marsico 21st Century Portfolio                                 8
Sub-adviser: Marsico Capital Management, LLC
-------------------------------------------------------------------
Nations Marsico Focused Equities Portfolio                            11
Sub-adviser: Marsico Capital Management, LLC
-------------------------------------------------------------------
Nations Marsico Growth & Income Portfolio                             14
Sub-adviser: Marsico Capital Management, LLC
-------------------------------------------------------------------
Nations Capital Growth Portfolio                                      17
Sub-adviser: Banc of America Capital Management, Inc.
-------------------------------------------------------------------
Nations Small Company Portfolio                                       19
Sub-adviser: Banc of America Capital Management, Inc.
-------------------------------------------------------------------
Nations MidCap Growth Portfolio                                       22
Sub-adviser: Banc of America Capital Management, Inc.
-------------------------------------------------------------------
Nations International Value Portfolio                                 24
Sub-adviser: Brandes Investment Partners, L.P.
-------------------------------------------------------------------
Nations Marsico International Opportunities Portfolio                 26
Sub-adviser: Marsico Capital Management, LLC
-------------------------------------------------------------------
Nations Asset Allocation Portfolio                                    29
Sub-advisers: Banc of America Capital Management, Inc. and Chicago
Equity Partners LLC
-------------------------------------------------------------------
Nations High Yield Bond Portfolio
Sub-adviser: MacKay Shields LLC                                       32
-------------------------------------------------------------------
Other important information                                           34
-------------------------------------------------------------------
How the Portfolios are managed                                        36

[GRAPHIC APPEARS HERE]


    About your investment

Information for investors
  Buying, selling and transferring shares               44
  How selling and servicing agents are paid             45
  Distributions and taxes                               46
---------------------------------------------
Financial highlights                                    47
---------------------------------------------
Terms used in this prospectus                           52
---------------------------------------------
Where to find more information                  back cover

[GRAPHIC APPEARS HERE]

             About the sub-adviser

             Banc of America Capital Management, Inc. (BACAP) is this Portfolio's sub-adviser. BACAP's Value Strategies Team makes the day-to-day investment decisions for the Portfolio.


[GRAPHIC APPEARS HERE]

               You'll find more about
               BACAP on page 37.

[GRAPHIC APPEARS HERE]

             What is value investing?

             Value investing means looking for "undervalued" companies - quality companies that may be currently out of favor and selling at a reduced price, but that have good potential to increase in value.

             The team uses fundamental analysis to help decide whether the current stock price of a company may be lower than the company's true value, and then looks for things that could trigger a rise in price, like a new product line, new pricing or a change in management. This trigger is often called a "catalyst."

     Nations Value Portfolio

[GRAPHIC APPEARS HERE]

        Investment objective

        The Portfolio seeks growth of capital by investing in companies that are believed to be undervalued.

[GRAPHIC APPEARS HERE]

        Principal investment strategies

        The Portfolio normally invests at least 65% of its assets in common stocks of U.S. companies. It generally invests in companies in a broad range of industries with market capitalizations of at least $1 billion and daily trading volumes of at least $3 million.

 The Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The team uses fundamental analysis to identify stocks of companies that it believes are undervalued, looking at, among other things:

  o the quality of the company

  o the company's projected earnings and dividends

  o the stock's price-to-earnings ratio relative to other stocks in the same industry or economic sector. The team believes that companies with lower price-to-earnings ratios are generally more likely to provide better opportunities for capital appreciation

  o the stock's potential to provide total return

  o the value of the stock relative to the overall stock market

 The team also looks for a "catalyst" for improved earnings. This could be, for example, a new product, new management or a new sales channel.

 The team may use various strategies, consistent with the Portfolio's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  o may limit the number of buy and sell transactions it makes

  o will try to sell shares that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a capital loss

 While the Portfolio tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

 The team may sell a security when its price reaches the target set by the team, there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC APPEARS HERE]

               You'll find more about
               other risks of investing in
               this Portfolio starting on
               page 34 and in the SAI.


[GRAPHIC APPEARS HERE]

     Risks and other things to consider

     Nations Value Portfolio has the following risks:

     o Investment strategy risk - The team chooses stocks that it believes are undervalued, with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

     o Stock market risk - The value of the stocks the Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at historically high levels. There can be no guarantee that these levels will continue.


[GRAPHIC APPEARS HERE]


             Many things affect a Portfolio's performance, including market conditions, the composition of the Portfolio's holdings and Portfolio expenses.


[GRAPHIC APPEARS HERE]

        A look at the Portfolio's performance

        The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A Portfolio's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year
        The bar chart shows you how the performance of the Portfolio has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

        [BAR CHART APPEARS HERE]

        1999    2000
        ----    ----
        2.50%

        Best and worst quarterly returns during this period


         Best:   quarter     :               %
         Worst:   quarter     :              %

        Average annual total return as of December 31, 2000
        The table shows the Portfolio's average annual total return for each period, compared with the S&P 500 and the S&P/BARRA Value Index. The S&P 500 is an unmanaged index of 500 widely held common stocks. The S&P/BARRA Value Index is an unmanaged index of a group of stocks from the S&P 500 that have low price-to-book ratios relative to the S&P 500 as a whole. These indices are not available for investment.


                                                          Since
                                             1 year     inception*
          Nations Value Portfolio               %            %
          S&P 500                               %            %
          S&P/BARRA Value Index                 %            %

        *The inception date of Nations Value Portfolio is March 27, 1998. The returns for the indices shown are from that date.

[GRAPHIC APPEARS HERE]

             About the sub-adviser

             Marsico Capital Management, LLC (Marsico Capital) is the Portfolio's sub-adviser. James A. Hillary is its portfolio manager and makes the day-to-day investment decisions for the Portfolio.

[GRAPHIC APPEARS HERE]

               You'll find more about
               Marsico Capital and
               Mr. Hillary on page 38.

[GRAPHIC APPEARS HERE]

             What is a multi-cap portfolio?

             A multi-cap portfolio invests in companies across the capitalization spectrum -- small, medium-sized and large companies. As a multi-cap portfolio, this Portfolio may invest in large, established and well-known U.S. and foreign companies, as well as small, new and relatively unknown companies that are believed to have the potential to grow significantly.

     Nations Marsico 21st Century Portfolio

[GRAPHIC APPEARS HERE]

        Investment objective

        The Portfolio seeks long-term growth of capital.

[GRAPHIC APPEARS HERE]

        Principal investment strategies

        The Portfolio is an aggressive growth portfolio that primarily invests in equity securities of companies of any capitalization size. The Portfolio will focus on paradigm shifting technologies and companies seeking to take advantage of technological innovations in the way business is conducted. The Portfolio may invest without limit in foreign securities.

 The Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Marsico Capital looks for companies with earnings growth potential that may not be recognized by other investors, focusing on companies that have some of the following characteristics:

  o products, markets or technologies in flux that can result in extraordinary growth

  o strong brand franchises that can take advantage of a changing global environment

  o global reach that allows the company to generate sales and earnings both in the United States and abroad. This can give the company added growth potential and also means the company may be less affected by changes in local markets

  o movement with, not against, the major social, economic and cultural shifts taking place in the world

 Once an investment opportunity is identified, Marsico Capital uses a disciplined analytical process to assess its potential as an investment. This process includes a "top-down" analysis that takes into account economic factors like interest rates, inflation, the regulatory environment, the industry and global competition.

 The process also includes a "bottom-up" analysis of a company's financial situation, as well as individual company characteristics like commitment to research, market franchise and quality of management.

 Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

[GRAPHIC APPEARS HERE]

               You'll find more about
               other risks of investing in
               this Portfolio starting on
               page 34 and in the SAI.

[GRAPHIC APPEARS HERE]

    Risks and other things to consider

    Nations Marsico 21st Century Portfolio has the following risks:

     o Investment strategy risk - There is a risk that the value of the Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

     o Stock market risk - The value of any stocks the Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at historically high levels. There can be no guarantee that these levels will continue.

     o Small company risk - Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

     o Technology and technology-related risk - The Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

     o Foreign investment risk - Because the Portfolio may invest without limitation in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes also may apply to some foreign investments.

[GRAPHIC APPEARS HERE]


             Many things affect a Portfolio's performance, including market conditions, the composition of the Portfolio's holdings and Portfolio expenses.

             Prior to May 1, 2001, the Portfolio had a different name, investment objective and principal investment strategies.


[GRAPHIC APPEARS HERE]

        A look at the Portfolio's performance

        The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A Portfolio's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year
        The bar chart shows you how the performance of the Portfolio has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

       [BAR CHART APPEARS HERE]

       1999     2000
       ----     ----
       9.75%

        Best and worst quarterly returns during this period


         Best:    quarter     :               %
         Worst:    quarter     :              %

        Average annual total return as of December 31, 2000
        The table shows the Portfolio's average annual total return for each period, compared with the Russell 1000 Growth Index, an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with high price-to-book rates and forecasted growth rates relative to the Russell 1000 Index as a whole. Prior to May 1, 2000, the Portfolio compared its performance to the S&P
        500. The Portfolio changed the index to which it compares its performance because the Russell 1000 Growth Index is considered to be a more appropriate comparison. The indices are not available for investment.

                                                                 Since
                                                     1 year    inception*
         Nations Marsico 21st Century Portfolio          %           %
         Russell 1000 Growth Index                       %           %
         S&P 500                                         %           %

        *The inception date of Nations Marsico 21st Century Portfolio is March
         27, 1998. The returns for the indices shown are from that date.

 [GRAPHIC APPEARS HERE]

             About the sub-adviser

             Marsico Capital is the Portfolio's sub-adviser. Thomas F. Marsico is the portfolio manager and makes the day-to-day investment decisions for the Portfolio.


[GRAPHIC APPEARS HERE]

               You'll find more about
               Marsico Capital and
               Mr. Marsico on page 37.

[GRAPHIC APPEARS HERE]

             What is a focused portfolio?

             A focused portfolio invests in a small number of companies with earnings that are believed to have the potential to grow significantly. This Portfolio focuses on large, established and well-known U.S. companies.

             Because a focused portfolio holds fewer investments than other kinds of portfolios, it can have greater price swings than more diversified portfolios. It may earn relatively higher returns when one of its investments performs well, or relatively lower returns when an investment performs poorly.

 Nations Marsico Focused Equities Portfolio

[GRAPHIC APPEARS HERE]

        Investment objective
        The Portfolio seeks long-term growth of capital.

[GRAPHIC APPEARS HERE]

        Principal investment strategies
        The Portfolio normally invests at least 65% of its assets in common stocks of large companies. The Portfolio, which is non-diversified, generally holds a core position of 20 to 30 common stocks. It may invest up to 25% of its assets in foreign securities.

 The Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Marsico Capital looks for companies with earnings growth potential that may not be recognized by other investors, focusing on companies that have some of the following characteristics:

  o products, markets or technologies in flux that can result in extraordinary growth

  o strong brand franchises that can take advantage of a changing global environment

  o global reach that allows the company to generate sales and earnings both in the United States and abroad. This can give the company added growth potential and also means the company may be less affected by changes in local markets

  o movement with, not against, the major social, economic and cultural shifts taking place in the world

 Once an investment opportunity is identified, Marsico Capital uses a disciplined analytical process to assess its potential as an investment. This process includes a "top-down" analysis that takes into account economic factors like interest rates, inflation, the regulatory environment, the industry and global competition.

 The process also includes a "bottom-up" analysis of a company's financial situation, as well as individual company characteristics like commitment to research, market franchise and quality of management.

 Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

[GRAPHIC APPEARS HERE]

               You'll find more about
               other risks of investing in
               this Portfolio starting on
               page 34 and in the SAI.

[GRAPHIC APPEARS HERE]

    Risks and other things to consider
    Nations Marsico Focused Equities Portfolio has the following risks:

     o Investment strategy risk - There is a risk that the value of the Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

     o Holding fewer investments - This Portfolio is considered to be non-diversified because it may hold fewer investments than other kinds of equity portfolios. This increases the risk that its value could go down significantly if even only one of its investments performs poorly. The value of the Portfolio will tend to have greater price swings than the value of more diversified equity portfolios. The Portfolio may become a diversified portfolio by limiting the investments in which more than 5% of its total assets are invested.

     o Stock market risk - The value of the stocks the Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at historically high levels. There can be no guarantee that these levels will continue.

     o Technology and technology-related risk - The Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new markets entrants.

     o Foreign investment risk - Because the Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes also may apply to some foreign investments.

[GRAPHIC APPEARS HERE]

             Many things affect a Portfolio's performance, including market conditions, the composition of the Portfolio's holdings and Portfolio expenses.

             For information about the performance of other domestic stock funds managed by Thomas Marsico, see How the Portfolios are managed.

[GRAPHIC APPEARS HERE]

        A look at the Portfolio's performance
        The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A Portfolio's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year
        The bar chart shows you how the performance of the Portfolio has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


       [BAR CHART APPEARS HERE]

        1999    2000
        ----    ----
        53.28%

        Best and worst quarterly returns during this period

          Best:    quarter     :              %
          Worst:    quarter     :             %

        Average annual total return as of December 31, 2000
        The table shows the Portfolio's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The index is not available for investment.

                                                                 Since
                                                    1 year     inception*
         Nations Marsico Focused Equities Portfolio    %            %
         S&P 500                                       %            %


        *The inception date of Nations Marsico Focused Equities Portfolio is
         March 27, 1998. The return for the index shown is from that date.

[GRAPHIC APPEARS HERE]

             About the sub-adviser

             Marsico Capital is the Portfolio's sub-adviser. Thomas F. Marsico is the portfolio manager and makes the day-to-day investment decisions for the Portfolio.


[GRAPHIC APPEARS HERE]

               You'll find more about
               Marsico Capital and
               Mr. Marsico on page 38.

[GRAPHIC APPEARS HERE]

             Why invest in a growth
             and income portfolio?

             Growth and income portfolios can invest in a mix of equity and fixed income securities. This can help reduce volatility and provide the Portfolio with the flexibility to shift among securities that offer the potential for higher returns.

             While this Portfolio invests in a wide range of companies and industries, it holds fewer investments than other kinds of portfolios. This means it can have greater price swings than more diversified portfolios. It also means it may have relatively higher returns when one of its investments performs well, or relatively lower returns when an investment performs poorly.

 Nations Marsico Growth & Income Portfolio

[GRAPHIC APPEARS HERE]

        Investment objective
        The Portfolio seeks long-term growth of capital with a limited emphasis on income.

[GRAPHIC APPEARS HERE]

        Principal investment strategies
        The Portfolio invests primarily in equity securities of large capitalization companies that are selected for their growth potential. It invests at least 25% of its assets in securities that are believed to have income potential, and generally holds 35 to 50 securities. It may hold up to 25% of its assets in foreign securities.

 Marsico Capital may shift assets between growth and income securities based on its assessment of market, financial and economic conditions. The Portfolio, however, is not designed to produce a consistent level of income.

 The Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Marsico Capital looks for companies with earnings growth potential that may not be recognized by other investors, focusing on companies that have some of the following characteristics:

  o products, markets or technologies in flux that can result in extraordinary growth

  o strong brand franchises that can take advantage of a changing global environment

  o global reach that allows the company to generate sales and earnings both in the United States and abroad. This can give the company added growth potential and also means the company may be less affected by changes in local markets

  o movement with, not against, the major social, economic and cultural shifts taking place in the world

 Once an investment opportunity is identified, Marsico Capital uses a disciplined analytical process to assess its potential as an investment. This process includes a "top-down" analysis that takes into account economic factors like interest rates, inflation, the regulatory environment, the industry and global competition.

 The process also includes a "bottom-up" analysis of a company's financial situation, as well as individual company characteristics like commitment to research, market franchise and quality of management.

 Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

[GRAPHIC APPEARS HERE]

               You'll find more about
               other risks of investing in
               this Portfolio starting on
               page 34 and in the SAI.


[GRAPHIC APPEARS HERE]

    Risks and other things to consider
    Nations Marsico Growth & Income Portfolio has the following risks:

     o Investment strategy risk - Marsico Capital uses an investment strategy that tries to identify equities with growth or income potential. There is a risk that the value of these investments will not rise as high as Marsico Capital expects, or will fall.

     o Stock market risk - The value of the stocks the Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at historically high levels. There can be no guarantee that these levels will continue.

     o Technology and technology-related risk - The Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new markets entrants.

     o Interest rate risk - The prices of the Portfolio's fixed income securities will tend to fall when interest rates rise and to rise when interest rates fall. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

     o Credit risk - The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

     o Foreign investment risk - Because the Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes also may apply to some foreign investments.

[GRAPHIC APPEARS HERE]

             Many things affect a Portfolio's performance, including market conditions, the composition of the Portfolio's holdings and Portfolio expenses.

             For information about the performance of other domestic stock funds managed by Thomas Marsico, See How the Portfolios are managed.

[GRAPHIC APPEARS HERE]


        A look at the Portfolio's performance
        The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A Portfolio's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year
        The bar chart shows you how the performance of the Portfolio has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


       [BAR CHART APPEARS HERE]

        1999    2000
        ----    ----
        55.10%

        Best and worst quarterly returns during this period

          Best:    quarter     :              %
          Worst:    quarter     :             %

        Average annual total return as of December 31, 2000
        The table shows the Portfolio's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The index is not available for investment.

                                                                        Since
                                                           1 year     inception*
        Nations Marsico Growth & Income Portfolio               %            %
        S&P 500                                                 %            %

        *The inception date of Nations Marsico Growth & Income Portfolio is
         March 27, 1998. The return for the index shown is from that date.

[GRAPHIC APPEARS HERE]

             About the sub-adviser

             BACAP is the Portfolio's sub-adviser. BACAP's Growth Strategies Team makes the day-to-day investment decisions for the Portfolio.

[GRAPHIC APPEARS HERE]

               You'll find more about
               BACAP on page 37.

[GRAPHIC APPEARS HERE]

             What is a growth portfolio?

             Growth portfolios invest in companies that have the potential for significant increases in revenue or earnings. These are typically companies that are developing or applying new technologies, products or services in growing industry sectors.

 Nations Capital Growth Portfolio

[GRAPHIC APPEARS HERE]

        Investment objective
        The Portfolio seeks growth of capital by investing in companies that are believed to have superior earnings growth potential.

[GRAPHIC APPEARS HERE]

        Principal investment strategies
        The Portfolio normally invests at least 65% of its assets in common stocks of companies that have one or more of the following characteristics:

        o above-average earnings growth compared with the S&P 500

        o established operating histories, strong balance sheets and favorable financial performance

        o above-average return on equity compared with the S&P 500

 The Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalization of at least $1 billion, the team assesses the investment potential of these companies and their industries by evaluating:

  o the growth prospects of the company's industry

  o the company's relative competitive position in the industry

 The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

 The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued.

 In actively managing the portfolio, the team considers the characteristics of the S&P 500 as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings.

 The team may use various strategies, consistent with the Portfolio's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  o may limit the number of buy and sell transactions it makes

  o will try to sell shares that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a capital loss

 While the Portfolio tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

 The team may sell a security when its price reaches the target set by the team, the company's growth prospects are deteriorating, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC APPEARS HERE]

               You'll find more about
               other risks of investing
               in this Portfolio starting on
               page 34 and in the SAI.

[GRAPHIC APPEARS HERE]

    Risks and other things to consider
    Nations Capital Growth Portfolio has the following risks:

     o Investment strategy risk - The team chooses stocks that it believes have superior growth potential and are selling at reasonable prices, with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.
     o Stock market risk - The value of the stocks the Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at historically high levels. There can be no guarantee that these levels will continue.
     o Technology and technology-related risk - The Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

[GRAPHIC APPEARS HERE]

             Many things affect a Portfolio's performance, including market conditions, the composition of the Portfolio's holdings and Portfolio expenses.


             Prior to May 1, 2001, the Portfolio had a different name, investment objective and principal investment strategies.


[GRAPHIC APPEARS HERE]

        A look at the Portfolio's performance
        The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A Portfolio's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year
        The bar chart shows you how the performance of the Portfolio has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

       [BAR CHART APPEARS HERE]

        1999   2000
        ----   ----
        18.27%

        Best and worst quarterly returns during this period

          Best:    quarter     :              %
          Worst:    quarter     :             %


        Average annual total return as of December 31, 2000
        The table shows the Portfolio's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The index is not available for investment.

                                                                   Since
                                                      1 year     inception*
        Nations Capital Growth Portfolio                 %            %
        S&P 500                                          %            %

        *The inception date of Nations Capital Growth Portfolio is March 27,
         1998. The return for the index shown is from that date.

[GRAPHIC APPEARS HERE]

             About the sub-adviser

             BACAP is the Portfolio's sub-adviser. BACAP's SmallCap Strategies Team makes the day-to-day investment decisions for the Portfolio.

[GRAPHIC APPEARS HERE]

               You'll find more about
               BACAP on page 37.

[GRAPHIC APPEARS HERE]

             Why invest in a small
             company portfolio?

             A small company portfolio invests in smaller companies with promising products or that are operating in a dynamic field. These companies can have stronger potential for rapid earnings growth than larger companies. They may, however, have a harder time securing financing and may be more sensitive to a setback than larger, more established companies.

             The team looks for companies whose earnings are growing quickly, and whose share prices are reasonably valued.

 Nations Small Company Portfolio

[GRAPHIC APPEARS HERE]

        Investment objective
        The Portfolio seeks long-term capital growth by investing primarily in equity securities.

[GRAPHIC APPEARS HERE]

        Principal investment strategies
        The Portfolio normally invests at least 65% of its assets in companies with a market capitalization of $2 billion or less. The Portfolio usually holds 75 to 130 securities, which include common stocks, preferred stocks and convertible securities like warrants, rights and convertible debt.

 The Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team identifies stocks using a disciplined process based on the fundamental analysis of the overall economy, industry conditions, and the financial situation and management of each company. It generates ideas from:

  o company meetings/conferences

  o independent industry analysis

  o quantitative analysis

  o Wall Street (brokerage) research

 The team then conducts a rigorous qualitative analysis of each company being considered for investment. This involves, among other things:

  o gaining an in-depth understanding of the company's business

  o evaluating the company's growth potential, risks and competitive strengths

  o discussing its growth strategy with company management

  o validating the growth strategy with external research

 The team will only invest in a company when its stock price is attractive relative to its forecasted growth.

 The team may use various strategies, consistent with the Portfolio's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  o may limit the number of buy and sell transactions it makes

  o will try to sell shares that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a capital loss

 While the Portfolio tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

[GRAPHIC APPEARS HERE]

               You'll find more about
               other risks of investing in
               this Portfolio starting on
               page 34 and in the SAI.

 The team may sell a security when its price reaches the target set by the team, the company's growth prospects are deteriorating, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC APPEARS HERE]

    Risks and other things to consider
    Nations Small Company Portfolio has the following risks:

     o Investment strategy risk - The team chooses stocks that it believes have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

     o Small company risk - Stocks of small companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

     o Stock market risk - The value of the stocks the Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at historically high levels. There can be no guarantee that these levels will continue.

     o Convertible securities risk - The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Portfolio may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the Portfolio's ability to meet its objective.

     o Technology and technology-related risk - The Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

[GRAPHIC APPEARS HERE]

             Many things affect a Portfolio's performance, including market conditions, the composition of the Portfolio's holdings and Portfolio expenses.

             Prior to May 1, 2001, the Portfolio had a different name, investment objective and principal investment strategies.

[GRAPHIC APPEARS HERE]

        A look at the Portfolio's performance
        The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A Portfolio's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year
        The bar chart shows you how the performance of the Portfolio has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

        [BAR CHART APPEARS HERE]

        1999   2000
        ----   ----
        5.92%

        Best and worst quarterly returns during this period

          Best:    quarter   :                %
          Worst:    quarter   :               %


        Average annual total return as of December 31, 2000
        The table shows the Portfolio's average annual total return for each period, compared with the Russell 2000, an unmanaged index of 2000 of the smallest stocks representing approximately 11% of the U.S. equity market. Prior to May 1, 2001, the Portfolio compared its performance to the S&P SmallCap 600 Stock Price Index (S&P SmallCap 600). The Portfolio changed the index to which it compares its performance because the Russell 2000 is considered a more appropriate comparison. The indices are not available for investment.


                                                                  Since
                                                     1 year     inception*
         Nations Small Company Portfolio                %            %
         Russell 2000                                   %            %
         S&P SmallCap 600                               %            %

        *The inception date of Nations Small Company Portfolio is March 27,
         1998. The returns for the indices shown are from that date.

[GRAPHIC APPEARS HERE]

             About the sub-adviser

             BACAP is the Portfolio's sub-adviser. BACAP's Growth Strategies Team makes the day-to-day investment decisions for the Portfolio.

[GRAPHIC APPEARS HERE]

               You'll find more about
               BACAP on page 37.

[GRAPHIC APPEARS HERE]

             What is an emerging growth portfolio?

             An emerging growth portfolio invests in emerging growth companies. These are typically medium-sized and smaller companies whose earnings are expected to grow or to continue growing. These companies may be expanding in existing markets, entering into new markets, developing new products or increasing their profit margins by gaining market share or streamlining their operations.

             These companies can have better potential for rapid earnings than larger companies. They may, however, have a harder time securing financing and may be more sensitive to a setback in sales than larger, more established companies.

 Nations MidCap Growth Portfolio

 [GRAPHIC APPEARS HERE]

        Investment objective
        The Portfolio seeks capital appreciation by investing in emerging growth companies that are believed to have superior long-term earnings growth prospects.

[GRAPHIC APPEARS HERE]

        Principal investment strategies
        The Portfolio normally invests at least 65% of its assets in companies chosen from a universe of emerging growth companies. The Portfolio generally holds securities of between 75 and 130 issuers, which include common stocks, preferred stocks and convertible securities like warrants, rights and convertible debt.


 The Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalization of at least $750 million, the team assesses the investment potential of these companies and their industries by evaluating:

  o the growth prospects of the company's industry

  o the company's relative competitive position in the industry

 The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

 The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued.

 In actively managing the Portfolio, the team considers the characteristics of the S&P MidCap 400 as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings.

 The team may use various strategies, consistent with the Portfolio's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  o may limit the number of buy and sell transactions it makes

  o will try to sell shares that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a capital loss

 While the Portfolio tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

[GRAPHIC APPEARS HERE]

               You'll find more about
               other risks of investing in
               the Portfolio starting on
               page 34 and in the SAI.

 The team may sell a security when its price reaches the target set by the team, the company's growth prospects are deteriorating, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC APPEARS HERE]

    Risks and other things to consider
    Nations MidCap Growth Portfolio has the following risks:

     o Investment strategy risk - The team chooses stocks that it believes have the potential for superior long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

     o Stock market risk - The value of the stocks the Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at historically high levels. There can be no guarantee that these levels will continue.

     o Technology and technology-related risk - The Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

[GRAPHIC APPEARS HERE]

        A look at the Fund's performance
        The Portfolio commenced its operations on May 1, 2001 and has been in operation for less than a full calendar year, so no performance information has been included in this prospectus.

[GRAPHIC APPEARS HERE]

             About the sub-adviser

             Brandes Investment Partners, L.P. (Brandes) is the Portfolio's sub-adviser. Brandes's Large Cap Investment Committee makes the day-to-day investment decisions for the Portfolio.

[GRAPHIC APPEARS HERE]

               You'll find more about
               Brandes on page 40.

[GRAPHIC APPEARS HERE]

             What is the Graham and Dodd
             approach to investing?

             Benjamin Graham is widely regarded as the founder of this classic value approach to investing and a pioneer in modern security analysis. In his 1934 book, Security Analysis, co-written by David Dodd, Graham introduced the idea that stocks should be chosen by identifying the "true" long-term -- or intrinsic -- value of a company based on measurable data.

             The management team follows this approach, looking at each stock as though it's a business that's for sale. By buying stocks at what it believes are favorable prices, the team looks for the potential for appreciation over the business cycle, and for a margin of safety against price declines.

 Nations International Value Portfolio

 [GRAPHIC APPEARS HERE]

        Investment objective
        The Portfolio seeks long-term capital appreciation by investing primarily in equity securities of foreign issuers, including emerging markets countries.

[GRAPHIC APPEARS HERE]

        Principal investment strategies
        The Portfolio normally invests at least 65% of its assets in foreign companies anywhere in the world that have a market capitalization of more than $1 billion at the time of investment. The Portfolio typically invests in at least three countries other than the United States at any one time.

 The Portfolio primarily invests in common stocks, preferred stocks and convertible securities, either directly or indirectly through closed-end investment companies and depositary receipts.

 The Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The management team uses the "Graham and Dodd" value approach to selecting securities and managing the Portfolio. The team invests in a company when its current price appears to be below its true long-term -- or intrinsic -- value.

 The team uses fundamental analysis to determine intrinsic value, and will look at a company's book value, cash flow, capital structure, and management record, as well as its industry and its position in the industry. This analysis includes a review of company reports, filings with the SEC, computer databases, industry publications, general and business publications, brokerage firm research reports and other information sources, as well as interviews with company management.

 The team may sell a security when its price reaches the target set by the team, there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC APPEARS HERE]

    Limits on investments

    To help manage risk, the Portfolio has certain limits on its investments. These limits apply at the time an investment is made:

     o The Portfolio will normally invest no more than 5% of its assets in a single security.

     o It may not invest more than the higher of:

       o 20% of its assets in a single country or industry, or

       o 150% of the weighting of a single country or industry in the MSCI EAFE Index (to a maximum of 25% of its assets in a single industry, other than U.S. government securities).

     o It generally may not invest more than 20% of its assets in emerging markets or developing countries.

[GRAPHIC APPEARS HERE]

               You'll find more about
               other risks of investing in
               this Portfolio starting on
               page 34 and in the SAI.

[GRAPHIC APPEARS HERE]

    Risks and other things to consider
    Nations International Value Portfolio has the following risks:

     o Investment strategy risk - The team chooses stocks it believes are undervalued or out of favor with the expectation that these stocks will eventually rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the team expects, or will fall.

     o Foreign investment risk - Because the Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes may also apply to some foreign investments. If the Portfolio invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets.

     o Stock market risk - The value of the stocks the Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.




[GRAPHIC APPEARS HERE]

             For information about the performance of other international stock funds managed by Brandes, see How the Portfolios are managed.

[GRAPHIC APPEARS HERE]

        A look at the Portfolio's performance
        The Portfolio commenced its operations on July 3, 2000 and has been in operation for less than a full calendar year, so no performance information has been included in this prospectus.

[GRAPHIC APPEARS HERE]

             About the sub-adviser

             Marsico Capital is the Portfolio's sub-adviser. James G. Gendelman is the portfolio manager and makes the day-to-day investment decisions for the Portfolio.

[GRAPHIC APPEARS HERE]

               You'll find more about
               Marsico Capital and
               Mr. Gendelman on page 38.

[GRAPHIC APPEARS HERE]

             What is an international portfolio?

             International stock portfolios invest in a diversified portfolio of companies located in markets throughout the world. These companies can offer investment opportunities that are not available in the United States.

 Nations Marsico International Opportunities Portfolio

[GRAPHIC APPEARS HERE]

        Investment objective
        The Portfolio seeks long-term growth of capital.

[GRAPHIC APPEARS HERE]

        Principal investment strategies
        The Portfolio normally invests at least 65% of its assets in common stocks of foreign companies. While the Portfolio may invest in companies of any size, it focuses on large companies. These companies are selected for their long-term growth potential. The Portfolio normally invests in issuers from at least three different countries not including the United States and generally holds a core position of 35 to 50 common stocks. The Portfolio may invest in common stocks of companies operating in emerging markets.

 The Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Marsico Capital looks for companies with earnings growth potential that may not be recognized by other investors, focusing on companies that have some of the following characteristics:

  o products, markets or technologies in flux that can result in extraordinary growth

  o strong brand franchises that can take advantage of a changing global environment

  o global reach that allows the company to generate sales and earnings both in the United States and abroad. This can give the company added growth potential and also means the company may be less affected by changes in local markets

  o movement with, not against the major social, economic and cultural shifts taking place in the world

 Once an investment opportunity is identified, Marsico Capital uses a disciplined analytical process to assess its potential as an investment. This process includes a "top-down" analysis that takes into account economic factors like interest rates, inflation, the regulatory environment, the industry and global competition.

 The process also includes a "bottom-up" analysis of a company's financial situation, as well as individual company characteristics like commitment to research, market franchise and quality of management.

 Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

[GRAPHIC APPEARS HERE]

               You'll find more about
               other risks of investing in
               this Portfolio starting on
               page 34 and in the SAI.

[GRAPHIC APPEARS HERE]

        Risks and other things to consider
        Nations Marsico International Opportunities Portfolio has the following risks:

         o Investment strategy risk - There is a risk that the value of the Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

         o Stock market risk - The value of any stocks the Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

         o Foreign investment risk - Because the Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes also may apply to some foreign investments. If the Portfolio invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets.

[GRAPHIC APPEARS HERE]

             Many things affect a Portfolio's performance, including market conditions, the composition of the Portfolio's holdings and Portfolio expenses.

             Prior to May 1, 2001, the Portfolio had a different name, investment objective and principal investment strategies.

[GRAPHIC APPEARS HERE]

        A look at the Portfolio's performance
        The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A Portfolio's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year
        The bar chart shows you how the performance of the Portfolio has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


       [BAR CHART APPEARS HERE]

        1999     2000
        ----     ----
        43.05%

        Best and worst quarterly returns during this period

          Best:    quarter   :              %
          Worst:    quarter   :             %


        Average annual total return as of December 31, 2000
        The table shows the Portfolio's average annual total return for each period compared with the MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia and Far East Index), and index of over 1,100 stocks from 21 developed markets in Europe, Australia, New Zealand and Asia. The index reflects the relative size of each market. The index is not available for investment.


                                                                                        Since
                                                                           1 year     inception*
                Nations Marsico International Opportunities Portfolio         %            %
                MSCI EAFE                                                     %            %

        *The inception date of Nations Marsico International Opportunities
         Portfolio is March 27, 1998. The return for the index shown is from that date.

 [GRAPHIC APPEARS HERE]

             About the sub-advisers

             The Portfolio is managed by two sub-advisers: BACAP and Chicago Equity Partners LLC (Chicago Equity). Chicago Equity's Equity Management Team makes the day-to-day investment decisions for the equity portion of the Portfolio. BACAP's Fixed Income Management Team makes the day-to-day investment decisions for the fixed income and money market portions of the Portfolio.

[GRAPHIC APPEARS HERE]

             You'll find more about BACAP and Chicago Equity, starting on page
             37.

[GRAPHIC APPEARS HERE]

             What is an asset allocation portfolio?

             This asset allocation portfolio invests in a mix of equity and fixed income securities, and cash equivalents.

             Each of these "asset classes" has different risk/return characteristics. The portfolio management team changes the mix based on its assessment of the expected risks and returns of each class.

             Asset allocation portfolios like this one can provide a diversified asset mix for you in a single investment.

 Nations Asset Allocation Portfolio

[GRAPHIC APPEARS HERE]

        Investment objective
        The Portfolio seeks to obtain long-term growth from capital appreciation, and dividend and interest income.

[GRAPHIC APPEARS HERE]

        Principal investment strategies
        The Portfolio invests in a mix of equity and fixed income securities, as well as cash equivalents, including U.S. government obligations, commercial paper and other short-term, interest-bearing instruments.

 The equity securities the Portfolio invests in are primarily common stock of blue chip companies. These companies are well established, nationally known companies that have a long record of profitability and a reputation for quality management, products and services.

 The fixed income securities the Portfolio invests in are primarily investment grade bonds and notes. The Portfolio normally invests at least 25% of its assets in senior securities. The Portfolio may also invest up to 35% of its assets in mortgage-backed and asset-backed securities.

 The Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team uses asset allocation as its principal investment approach. The team actively allocates assets among the three asset classes based on its assessment of the expected risks and returns of each class.

 For the equity portion of the Portfolio, the team uses quantitative analysis to analyze fundamental information about securities and identify value. Starting with a universe of approximately 2000 common stocks, the team uses a multi-factor computer model to rank securities, based on the following criteria, among others:
  o changes in actual and expected earnings
  o unexpected changes in earnings
  o price-to-earnings ratio
  o dividend discount model
  o price-to-cash flow

 The team tries to manage risk by matching the market capitalization, style and industry weighting characteristics of the S&P SuperComposite 1500. The team focuses on selecting individual stocks to try to provide higher returns than the S&P SuperComposite 1500 while maintaining a level of risk similar to the index.

 The team may sell a security when the Portfolio's asset allocation changes, there is a deterioration in the issuer's financial situation, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC APPEARS HERE]

               You'll find more about
               other risks of investing in
               this Portfolio starting on
               page 34 and in the SAI.

[GRAPHIC APPEARS HERE]

        Risks and other things to consider
        Nations Asset Allocation Portfolio has the following risks:

         o Investment strategy risk - The team uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns the team expects, or will fall in value.

         o Stock market risk - The value of the stocks the Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at historically high levels. There can be no guarantee that these levels will continue.

         o Interest rate risk - The prices of the Portfolio's fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

         o Credit risk - The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

         o Mortgage-related risk - The value of the Portfolio's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Portfolio may have to reinvest this money in mortgage-backed or other securities that have lower yields.

         o Asset-backed securities risk - Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Portfolio's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

[GRAPHIC APPEARS HERE]

             Many things affect a Portfolio's performance, including market conditions, the composition of the Portfolio's holdings and Portfolio expenses.

             Prior to May 1, 2001, the Portfolio had a different name, investment objective and principal investment strategies.

[GRAPHIC APPEARS HERE]

        A look at the Portfolio's performance
        The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A Portfolio's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year
        The bar chart shows you how the performance of the Portfolio has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

        [BAR CHART APPEARS HERE]

         1999     2000
         ----     ----
         1.44%

        Best and worst quarterly returns during this period

          Best:    quarter                 %
          Worst:    quarter                %

        Average annual total return as of December 31, 2000
        The table shows the Portfolio's average annual total return for each period, compared with the S&P 500, the S&P/BARRA Value Index, and the Lehman Aggregate Bond Index. The S&P 500 is an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P/BARRA Value Index is an unmanaged index of a group of stocks from the S&P 500 that have low price-to-book ratios relative to the S&P 500 as a whole. It is weighted by market capitalization. The Lehman Aggregate Bond Index is an index of fixed income securities issued by the U.S. government and its agencies, and by corporations. These indices are not available for investment.


                                                                     Since
                                                        1 year     inception*
                Nations Asset Allocation Portfolio         %            %
                S&P 500                                    %            %
                S&P/BARRA Value Index                      %            %
                Lehman Aggregate Bond Index                %            %

        *The inception date of Nations Asset Allocation Portfolio is March 27,
         1998. The returns for the indices shown are from that date.

[GRAPHIC APPEARS HERE]

             About the sub-adviser

             MacKay Shields LLC (MacKay Shields) is the Portfolio's sub-adviser. MacKay Shields's High Yield Portfolio Management Team makes the day-to-day investment decisions for the Portfolio.

[GRAPHIC APPEARS HERE]

               You'll find more about
               MacKay Shields on
               page 41.

[GRAPHIC APPEARS HERE]

             High yield debt securities

             This Portfolio invests primarily in high yield debt securities, which are often referred to as "junk bonds." High yield debt securities offer the potential for higher income than other kinds of debt securities with similar maturities, but they also have higher credit risk.

     Nations High Yield Bond Portfolio

[GRAPHIC APPEARS HERE]

        Investment objective
        The Portfolio seeks maximum income by investing in a diversified portfolio of high yield debt securities.

[GRAPHIC APPEARS HERE]

        Principal investment strategies
        The Portfolio normally invests at least 65% of its assets in domestic and foreign corporate high yield debt securities. These securities are not rated investment grade, but generally will be rated "B" or better by Moody's Investor Services, Inc. or Standard & Poor's Corporation. The team may choose unrated securities if it believes they are of comparable quality at the time of investment. The Portfolio is not managed within any specific duration. Its duration will generally track the CS First Boston High Yield Index.


 The Portfolio invests primarily in:

  o Domestic corporate high yield debt securities, including private placements

  o U.S. dollar-denominated foreign corporate high yield debt securities, including private placements

  o Zero-coupon bonds

  o U.S. government obligations

  o Equity securities (up to 25% of its assets), which may include convertible securities

 The Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 When selecting investments for the Portfolio, the team:

  o focuses on individual security selection ("bottom-up" analysis)

  o uses fundamental credit analysis

  o emphasizes current income while attempting to minimize risk to principal

  o seeks to identify a catalyst for capital appreciation such as an operational or financial restructuring

  o tries to manage risk by diversifying the Portfolio's investments across securities of many different issuers

 The team may sell a security when its market price rises above the target price the team has set, when it believes there has been a deterioration in an issuer's fundamentals, such as earnings, sales or management, or an issuer's credit quality, or to maintain portfolio diversification.

[GRAPHIC APPEARS HERE]

               You'll find more about
               other risks of investing in
               this Portfolio starting on
               page 34 and in the SAI.

[GRAPHIC APPEARS HERE]

    Risks and other things to consider
    Nations High Yield Bond Portfolio has the following risks:

     o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

     o Credit risk - The types of securities in which the Portfolio typically invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

     o Changing distribution levels - The level of monthly income distributions paid by the Portfolio depends on the amount of income paid by the securities the Portfolio holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

     o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

     o Liquidity risk - There is a risk that a security held by the Portfolio cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

     o Foreign investment risk - Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes may also apply to some foreign investments.

[GRAPHIC APPEARS HERE]

             For information about performance of other high yield accounts managed by MacKay Shields, see How the Portfolios are managed.

[GRAPHIC APPEARS HERE]

        A look at the Portfolio's performance
        The Portfolio commenced its operations on July 3, 2000 and has been in operation for less than a full calendar year, so no performance has been included in this prospectus.

[GRAPHIC APPEARS HERE]

         Other important information

 You'll find specific information about each Portfolio's principal investments, strategies and risks in the descriptions starting on page 6. The following are some other risks and information you should consider before you invest:

       o Nations Separate Account Trust [has requested] exemptive relief from the U.S. Securities and Exchange Commission relating to the sale of shares to different insurance products and qualified plans. [After obtaining such exemptive relief,] the Portfolios may be made available for purchase through certain variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies and directly to qualified plans. Due to differences in tax treatment and other considerations, the interests of various contract owners participating in Nations Separate Account Trust and the interests of qualified plans investing in Nations Separate Account Trust may conflict. Nations Separate Account Trust currently does not foresee any disadvantages to shareholders arising from such potential conflicts of interest. Nevertheless, the Board of Trustees intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to any such conflicts.

       o Changing investment objectives and policies - The investment objective and certain investment policies of any Portfolio can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

       o Changing to a feeder fund - Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, principal investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

          Each of the Portfolios may become a feeder fund if the Board of Trustees decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens.

       o Holding other kinds of investments - The Portfolios may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio managers or management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

       o Foreign investment risk - Portfolios that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S.

       o Emerging markets risk - Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic factors in other countries. Some emerging countries have a higher risk of currency devaluation, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

       o Investing defensively - A Portfolio may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Portfolio may not achieve its investment objective while it is investing defensively.

       o Securities lending program - A Portfolio may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income for the Portfolio. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned.

       o Portfolio turnover - A Portfolio that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. These gains are taxable at higher rates than long-term capital gains. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Portfolio's returns. The Portfolios generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. The annual portfolio turnover rate for Nations MidCap Growth Portfolio is expected to be no more than [95%]. You'll find the portfolio turnover rates for the other Portfolios in Financial highlights.

[GRAPHIC APPEARS HERE]

         How the Portfolios are managed

[GRAPHIC APPEARS HERE]

             Banc of America Advisors, Inc.

             One Bank of America Plaza
             Charlotte, North Carolina 28255

 Investment adviser
 BAAI is the investment adviser to over 60 mutual fund portfolios in the Nations Funds family, including the Nations Separate Account Trust Portfolios. Nations Separate Account Trust is a series of mutual funds that provides underlying investment alternatives for certain variable annuity contracts and/or variable life insurance policies.

 BAAI is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

 Nations Separate Account Trust pays BAAI an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Portfolio and is paid monthly. BAAI uses part of this money to pay investment sub-advisers for the services they provide to each Portfolio.

 BAAI has agreed to waive fees and/or reimburse expenses for certain Portfolios until April 30, 2002. You'll find a discussion of any waiver and/or reimbursement in the Fee Table Summary section of the preceding Variable Annuity prospectus. There is no assurance that BAAI will continue to waive and/or reimburse any fees and/or expenses after this date.

     The following chart shows the maximum advisory fees BAAI can receive.

     Annual investment advisory fee, as a % of average daily net assets


                                                          Maximum
                                                         advisory
                                                           fee
  Nations Value Portfolio                                 0.65%
  Nations Marsico 21st Century Portfolio                  0.75%
  Nations Marsico Focused Equities Portfolio              0.75%
  Nations Marsico Growth & Income Portfolio               0.75%
  Nations Capital Growth Portfolio                        0.65%
  Nations Small Company Portfolio                         0.90%
  Nations MidCap Growth Portfolio                         0.65%
  Nations International Value Portfolio                   0.90%
  Nations Marsico International Opportunities Portfolio   0.80%
  Nations Asset Allocation Portfolio                      0.65%
  Nations High Yield Bond Portfolio                       0.55%

 Investment sub-advisers

 Nations Funds and BAAI engage one or more investment sub-advisers for each Portfolio to make day-to-day investment decisions for the Portfolio. BAAI retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Portfolios' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BAAI may at times recommend to the Board of Trustees that a
 Portfolio:

     o change, add or terminate one or more sub-advisers;

     o continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

     o materially change a sub-advisory agreement with a sub-adviser.

 Applicable law requires a Portfolio to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board of Trustees has approved the proposed action and believes that the action is in shareholders' best interests. BAAI and the Portfolios [have received] relief from the SEC to permit the Portfolios to act on many of BAAI's recommendations with approval only by the Board and not by Portfolio shareholders. BAAI or a Portfolio would inform the Portfolio's shareholders of any actions taken in reliance on this relief. [Until BAAI and the Portfolios obtain the relief, each Portfolio will continue to submit these matters to shareholders for their approval to the extent required by applicable law.]


[GRAPHIC APPEARS HERE]

             Banc of America Capital
             Management, Inc.

             One Bank of America Plaza
             Charlotte, North Carolina 28255

 Banc of America Capital Management, Inc.
 BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

 Currently managing more than $125 billion, BACAP has over 200 institutional clients and is sub-adviser to more than 65 mutual funds in the Nations Funds Family. BACAP uses a team approach to investment management. Each team has access to the latest technology and analytical resources.

 BACAP is the investment sub-adviser to the Portfolios shown in the table below. The table also tells you which internal BACAP asset management team is responsible for making the day-to-day investment decisions for each Portfolio.


Portfolio                                BACAP Team
  Nations Value Portfolio                Value Strategies Team
  Nations Capital Growth Portfolio       Growth Strategies Team
  Nations Small Company Portfolio        SmallCap Strategies Team
  Nations MidCap Growth Portfolio        Growth Strategies Team
  Nations Asset Allocation Portfolio     Fixed Income Management Team
                                         for the fixed income and money market
                                         portions of the portfolio

[GRAPHIC APPEARS HERE]

             Marsico Capital
             Management, LLC

             1200 17th Street
             Suite 1300
             Denver, Colorado 80202

 Marsico Capital Management, LLC
 Marsico Capital is a full service investment advisory firm founded by Thomas
 F. Marsico in September 1997. It is a registered investment adviser and currently has over $16 billion in assets under management.

 Marsico Management Holdings, LLC, a wholly-owned subsidiary of Bank of America Corporation, indirectly wholly-owns the equity of Marsico Capital.

 Marsico Capital is the investment sub-adviser to:

  o Nations Marsico 21st Century Portfolio

  o Nations Marsico Focused Equities Portfolio

  o Nations Marsico Growth & Income Portfolio

  o Nations Marsico International Opportunities Portfolio

 James A. Hillary is the portfolio manager of Nations Marsico 21st Century Portfolio. Mr. Hillary has eleven years of experience as a securities analyst and portfolio manager and is a founding member of Marsico Capital. Prior to joining Marsico Capital in 1997, Mr. Hillary was a portfolio manager at W.H. Reaves, a New Jersey-based money management firm where he managed equity mutual funds and separate accounts. He holds a bachelor's degree from Rutgers University and a law degree from Fordham University. Mr. Hillary is also a certified public accountant.

 Thomas F. Marsico, Chairman and Chief Executive Officer of Marsico Capital, is the portfolio manager responsible for making the day-to-day investment decisions for Nations Marsico Focused Equities Portfolio and Nations Marsico Growth & Income Portfolio. Mr. Marsico was an executive vice president and portfolio manager at Janus Capital Corporation from 1988 until he formed Marsico Capital in September 1997. He has more than twenty years of experience as a securities analyst and portfolio manager.

 James G. Gendelman is the portfolio manager of Nations Marsico International Opportunities Portfolio. Prior to joining Marsico Capital in May 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a bachelor's degree in accounting from Michigan State University and an MBA in finance from the University of Chicago. Mr. Gendelman was an accountant for Ernst & Young from 1983 to 1985.

 Performance of other domestic stock funds managed by Thomas Marsico
 Nations Marsico Focused Equities Portfolio and Nations Marsico Growth & Income Portfolio have been in operation since March 27, 1998. The tables below are designed to show you how similar equity funds managed by Thomas Marsico performed in the past.

 The Janus Twenty Fund has an investment objective, policies and strategies that are substantially similar to Nations Marsico Focused Equities Portfolio. Mr. Marsico managed the Janus Twenty Fund from January 31, 1988 through August 11, 1997. He had full discretionary authority for selecting investments for that fund, which had approximately $6 billion in net assets on August 11, 1997.

 The table below shows the returns for the Janus Twenty Fund compared with the S&P 500 for the periods ending August 7, 1997. The returns reflect deductions of fees and expenses, and assume all dividends and distributions have been reinvested.

 Average annual total returns as of August 7, 1997


                                             Janus Twenty
                                                Fund (%)      S&P 500 (%)
  one year                                       48.21           46.41
  three years                                    32.07           30.63
  five years                                     20.02           20.98
  during the period of Mr. Marsico's management
  (January 31, 1988 to August 7, 1997)           23.38           18.20

 This information is designed to show the historical track record of Mr. Marsico. It does not indicate how the Portfolio has performed or will perform in the future.

 Performance will vary based on many factors, including market conditions, the composition of the Portfolio's holdings and the Portfolio's expenses.

 The Janus Growth and Income Fund has an investment objective, policies and strategies that are substantially similar to Nations Marsico Growth & Income Portfolio. Mr. Marsico managed the Janus Growth and Income Fund from its inception on May 31, 1991 through August 11, 1997. He had full discretionary authority for selecting investments for that fund, which had approximately $1.7 billion in net assets on August 11, 1997.

 The table below shows the returns for the Janus Growth and Income Fund compared with the S&P 500 for the period ending August 7, 1997. The returns reflect deductions of fees and expenses, and assume all dividends and distributions have been reinvested.

 Average annual total returns as of August 7, 1997


                                                       Janus
                                                     Growth and
                                                  Income Fund (%)     S&P 500 (%)
  one year                                            47.77               46.41
  three years                                         31.13               30.63
  five years                                          21.16               20.98
  during the period of Mr. Marsico's management
  (May 31, 1991 to August 7, 1997)                    21.19               18.59

 This information is designed to show the historical track record of Mr. Marsico. It does not indicate how the Portfolio has performed or will perform in the future.

 Performance will vary based on many factors, including market conditions, the composition of the Portfolio's holdings and the Portfolio's expenses.

[GRAPHIC APPEARS HERE]

             Brandes Investment
             Partners, L.P.

             12750 High Bluff Drive
             San Diego, California 92130

 Brandes Investment Partners, L.P.
 Founded in 1974, Brandes is an investment advisory firm with 53 investment professionals who manage more than $40 billion in assets. Brandes uses a value-oriented approach to managing international investments, seeking to build wealth by buying high quality, undervalued stocks.

 Brandes is the investment sub-adviser to Nations International Value Portfolio. Brandes's Large Cap Investment Committee is responsible for making the day-to-day investment decisions for the Portfolio.

 Performance of other international stock funds and accounts managed by Brandes Nations International Value Portfolio commenced its operation on July 3, 2000. The table below is designed to show you how a similar composite of international equity accounts managed by Brandes performed over various periods in the past.

 The fund and the accounts comprising the Brandes composite's investment objective, policies and strategies are substantially similar to Nations International Value Portfolio.

 The table below shows the returns for the Brandes composite compared with the MSCI EAFE Index for the periods ending December 31, 2000. The returns reflect deductions of fees and expenses, and assume all dividends and distributions have been reinvested.

 Average annual total returns as of December 31, 2000


                                    Brandes        MSCI EAFE
                                 Composite (%)     Index (%)
  one year                           -- %            -- %
  three years                        -- %            -- %
  five years                         -- %            -- %
  since inception (6/30/90)          -- %            -- %

Average annual total returns as of December 31


            Brandes         MSCI EAFE
         Composite (%)      Index (%)
  2000          --%               --%
  1999       53.42%            29.96%
  1998       15.03%            20.33%
  1997       20.00%             1.78%
  1996       16.34%             6.05%
  1995       13.75%            11.21%
  1994       (2.98)%            7.78%
  1993       40.86%            32.56%
  1992        6.28%           (12.17)%
  1991       40.17%            12.13%

 This information is designed to demonstrate the historical track record of Brandes. It does not indicate how the Portfolio has performed or will perform in the future.

 Performance will vary based on many factors, including market conditions, the composition of the Portfolio's holdings and the Portfolio's expenses.

 The Brandes composite includes Brandes International Equity Fund (since 1995) and international equity accounts managed by Brandes. The accounts don't pay the same expenses that mutual funds pay and aren't subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code. Returns could have been lower if the composite had been subject to these expenses and regulations. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of Brandes.

[GRAPHIC APPEARS HERE]

             Chicago Equity Partners LLC

             180 North LaSalle
             Suite 3800
             Chicago, Illinois 60601

 Chicago Equity Partners LLC
 Chicago Equity is a registered investment adviser and is owned by the firm's senior management. Chicago Equity is one of two sub-advisers to Nations Asset Allocation Portfolio.

 Chicago Equity's Equity Management Team is responsible for making the day-to-day investment decisions for the equity portion of Nations Asset Allocation Portfolio.

[GRAPHIC APPEARS HERE]

             MacKay Shields LLC

             9 West 57th Street
             New York, New York 10019

 MacKay Shields LLC
 Founded in 1938, MacKay Shields is an independently-managed, wholly-owned subsidiary of New York Life Insurance Company. The firm's 63 investment professionals manage more than $30 billion in assets, including over $6 billion in high yield assets.

 MacKay Shields's High Yield Portfolio Management Team is responsible for making the day-to-day decisions for Nations High Yield Bond Portfolio.

 Prior Performance of other high yield accounts managed by MacKay Shields Nations High Yield Bond Portfolio commenced its operations on July 3, 2000. The table below is designed to show you how a similar composite of high yield accounts managed by MacKay Shields performed over various time periods in the past.

 The accounts comprising the MacKay Shields composite's investment objective, policies and strategies are substantially similar to those of Nations High Yield Bond Portfolio.

 The table below shows the returns for the MacKay Shields composite compared with the CS First Boston High Yield Index for the periods ending December 31, 2000. The returns reflect deduction of fees and expenses, and assume all dividends and distributions have been reinvested.


Average annual total returns as of December 31, 2000

                                                  CS First Boston
                                MacKay Shields       Index (%)
                                Composite (%)       High Yield
  one year                           -- %              -- %
  three years                        -- %              -- %
  five years                         -- %              -- %
  since inception (7/1/91)           -- %              -- %

Annual total returns as of December 31

                                           CS First Boston
                        MacKay Shields       Index (%)
                        Composite (%)       High Yield
  2000                     -- %              -- %
  1999                    10.7%               3.3%
  1998                     5.0%               0.6%
  1997                    15.9%              12.6%
  1996                    19.6%              12.4%
  1995                    21.2%              17.4%
  1994                     2.6%              (1.0)%
  1993                    23.1%              18.9%
  1992                    23.4%              16.7%
  1991 (since 7/1/91)     12.8%              12.9%

 This information is designed to demonstrate the historical track record of MacKay Shields. It does not indicate how the Portfolio has performed or will perform in the future.

 Performance will vary based on many factors, including market conditions, the composition of the Portfolio's holdings and the Portfolio's fees and expenses.

 The MacKay Shields composite includes all high yield accounts managed by MacKay Shields. The accounts don't pay the same expenses that mutual funds pay and aren't subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code. Returns would have been lower if the composite had been subject to these expenses and regulations and reflected a deduction for investment advisory fees. Performance is expressed in U.S. dollars. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of MacKay Shields. For further information regarding the composite performance, please see the SAI.

[GRAPHIC APPEARS HERE]

             Stephens Inc.

             111 Center Street
             Little Rock, Arkansas 72201

 Other service providers
 The Portfolios are distributed and co-administered by Stephens Inc., a registered broker/dealer. Stephens may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

 BAAI is also co-administrator of the Portfolios, and assists in overseeing the administrative operations of the Portfolios. The Portfolios pay BAAI and Stephens a combined fee for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Portfolios and is paid monthly, as follows:

  Domestic Stock, Balanced and Corporate Bond Portfolios   0.23%
  International Stock Portfolios                           0.22%

[GRAPHIC APPEARS HERE]

             PFPC Inc.

             400 Bellevue Parkway
             Wilmington, Delaware 19809

 PFPC Inc. ("PFPC") is the transfer agent for the Portfolios' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------

[GRAPHIC APPEARS HERE]


             We've used the term, investment professional, to refer to the person who has assisted you with buying the Portfolios. Selling agent or servicing agent (sometimes referred to as a selling agent) means the company that employs your investment professional. Selling agents include banks, brokerage firms, mutual fund dealers, participating life insurance companies, and other financial institutions, including affiliates of Bank of America.

             When you sell shares of a mutual fund, the fund is effectively "buying" them back from you. This is called a redemption.

[GRAPHIC APPEARS HERE]

             A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes.

             The NYSE is closed on weekends and on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


[GRAPHIC APPEARS HERE]

         Buying, selling and transferring shares

 Nations Separate Account Trust Portfolios are available only to owners of variable annuity contracts or variable life insurance policies. Please refer to the prospectus that describes your annuity contract and/or life insurance policy for information about how to buy, sell and transfer your investment among shares of the Portfolios.

 How shares are priced
 All transactions are based on the price of a Portfolio's shares -- or its net asset value. We calculate net asset value per share for each Portfolio at the end of each business day. First, we calculate the net asset value for each Portfolio by determining the value of the Portfolio's assets and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the Portfolio.

 Valuing securities in a Portfolio
 The value of a Portfolio's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in a Portfolio. If prices aren't readily available, or the value of a security has been materially affected by events occurring after a foreign exchange closes, we'll base the price of a security on its fair market value. When a Portfolio uses fair value to price securities it may value those securities higher or lower than another portfolio that uses market quotations to price the same securities. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by a portfolio could change on days when Portfolio shares may not be bought or sold.

[GRAPHIC APPEARS HERE]

         How selling and servicing agents are paid

 Selling and servicing agents usually receive compensation based on your investment in the Portfolios. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

[GRAPHIC APPEARS HERE]

             The financial institution or intermediary that buys shares for you is also sometimes referred to as a selling agent.

             The distribution fee is often referred to as a "12b-1" fee because it's paid through a plan approved under Rule 12b-1 under the 1940 Act.

             Your selling agent may charge other fees related to services provided to your account.

 Distribution (12b-1) and shareholder servicing fees
 Stephens and selling and servicing agents may be compensated for selling shares and providing services to investors under a combined distribution and shareholder servicing plan.

 Stephens and selling and servicing agents may receive a maximum combined annual distribution (12b-1) and shareholder servicing fee of 0.25% for selling shares and providing services to holders of variable annuity contracts and/or variable life insurance policies with whom the selling and servicing agents have a relationship.

 Fees are calculated daily and deducted monthly. Because these fees are paid out of the Portfolios' assets on an ongoing basis they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

 The Portfolios pay these fees to Stephens and to eligible selling and servicing agents for as long as the plan continues. We may reduce or discontinue payments at any time.

 Other compensation
 Selling and servicing agents may also receive:

  o a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Portfolios

  o additional amounts on all sales of shares:

    o up to 1.00% of the offering price per share

  o non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

 This compensation, which is not paid by the Portfolios, is discretionary and may be available only to selected selling and servicing agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BAAI, and certain other selling or servicing agents. Selected selling or servicing agents also may receive compensation for opening or servicing a minimum number of accounts.

 BAAI and Stephens may pay amounts from their own assets to selling or servicing agents of the Portfolios for services they provide.

[GRAPHIC APPEARS HERE]

         Distributions and taxes

 About distributions
 A mutual fund can make money two ways:

  o It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  o A portfolio can also have capital gain if the value of its investments increases. If a portfolio sells an investment at a gain, the gain is realized. If a portfolio continues to hold the investment, any gain is unrealized.

 A mutual fund is not subject to income tax as long as it distributes its net investment income and realized capital gains to its shareholders. The Portfolios intend to pay out a sufficient amount of their income and capital gain to their shareholders so the portfolios won't have to pay any income tax. When a Portfolio makes this kind of a payment, it's split equally among all shares, and is called a distribution.

 The Portfolios distribute dividends from net investment income once a year. They may also distribute any net realized capital gains, including short-term capital gains, at least once a year.

 A distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day before the distribution is declared. Shares are eligible to receive distributions from the trade date of the purchase up to and including the day before the shares are sold.

 Each time a distribution is made, the net asset value per share of the Portfolio is reduced by the amount of the distribution.We'll automatically reinvest distributions in additional shares of the same Portfolio.

[GRAPHIC APPEARS HERE]

             This information is a summary of how federal income taxes may affect your investment in the Portfolios. It is not intended as a substitute for careful tax planning. You should consult with your own tax advisor about your situation, including any foreign, state and local taxes that may apply.

[GRAPHIC APPEARS HERE]


     For more information about taxes, please see the SAI.

 How taxes affect your investment

 Shares of each Portfolio are only offered to you through a variable annuity contract and/or variable insurance policy of a participating insurance company. As discussed in the prospectus for your variable annuity contract or variable insurance policy, your contract or policy may qualify for favorable tax treatment.

 As long as your variable annuity contract or variable insurance policy maintains favorable tax treatment, you will only be taxed on your investment in a Portfolio through such contract or policy, regardless of the transfer of Portfolio shares or the Portfolio's distributions of net investment income and realized capital gains. In order to qualify for such treatment, among other things, the "separate accounts" of participating insurance companies, which maintain and invest net proceeds from the variable annuity contracts and variable insurance policies, must be "adequately diversified." Each Portfolio intends to operate in such a manner so that a separate account investing in Portfolio shares on behalf of a holder of a variable annuity contract or variable insurance policy will be "adequately diversified."

[GRAPHIC APPEARS HERE]

    Financial highlights

 The financial highlights table is designed to help you understand how the Portfolios have performed for the past five years or, if shorter, the period of the Portfolio's operations. Certain information reflects financial results for a single Portfolio share. The total investment return line indicates how much an investment in the Portfolio would have earned, assuming all dividends and distributions had been reinvested. Financial highlights for Nations MidCap Growth Portfolio are not provided because this Portfolio had not yet commenced operations during the period indicated.

 This financial information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Separate Account Trust's financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

                           For a Share outstanding throughout each period

                                                        International
                                                   Opportunities Portfolio***
                                                          Year ended
                                                          12/31/99**
Net asset value, beginning of period                     $ 10.28
Income from investment operations:
Net investment income/(loss)                                0.06
Net realized and unrealized gain/(loss) on investments      4.35
Net increase/(decrease) in net asset value from
  operations                                                4.41
Less distributions:
Dividends from net investment income                      ( 0.05)
Dividends from net realized capital gains                 ( 0.29)
Total dividends and distributions                         ( 0.34)
Net asset value, end of period                           $ 14.35
Total return+                                              43.05%
=================================================================
Ratio to average net assets/supplemental data:
Net assets, end of period (in 000's)                       $5,898
Ratio of operating expenses to average net assets           1.25%
Ratio of net investment income to average net assets        0.43%
Portfolio turnover rate                                       24%
Ratio of operating expenses to average net assets
  without waivers and/or expense reimbursements             2.64%



                                                      International                 Focused               Focused
                                               Opportunities Portfolio***     Equities Portfolio     Equities Portfolio
                                                       Period ended                Year ended           Period ended
                                                         12/31/98*                  12/31/99**            12/31/98*
Net asset value, beginning of period                     $ 10.00                     $ 13.00              $ 10.00
Income from investment operations:
Net investment income/(loss)                                0.06                      ( 0.03)                0.02
Net realized and unrealized gain/(loss) on investments      0.25                        6.90                 3.00
Net increase/(decrease) in net asset value from
  operations                                                0.31                        6.87                 3.02
Less distributions:
Dividends from net investment income                      ( 0.03)(a)                     --                ( 0.02)(a)
Dividends from net realized capital gains                    --                       ( 0.16)                 --
Total dividends and distributions                         ( 0.03)(a)                  ( 0.16)              ( 0.02)(a)
Net asset value, end of period                           $ 10.28                     $ 19.71              $ 13.00
Total return+                                               3.11%                      53.28%               30.16%
=================================================================================================================================
Ratio to average net assets/supplemental data:
Net assets, end of period (in 000's)                      $2,310                      $113,115             $24,521
Ratio of operating expenses to average net assets          1.25%++                     1.10%(b)             1.10%(b)++
Ratio of net investment income to average net assets        1.09%++                   ( 0.17)%               0.33%++
Portfolio turnover rate                                     16%                        134%                 236%
Ratio of operating expenses to average net assets
  without waivers and/or expense reimbursements             4.09%++                     1.38%(b)             1.94%(b)++

                           * Portfolio commenced operations on March 27, 1998. Shares were offered to the public on April 6, 1998. ** Per share net investment income has been calculated using the monthly average shares method. *** Prior to May 1, 2001, Nations Marsico International Opportunities Portfolio was known as Nations International Growth Portfolio.
                           + Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
                           ++ Annualized.
                           (a) Includes distributions in excess of net investment income or from net realized gains that amounted to less than $0.01 per share.
                           (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

                           For a Share outstanding throughout each period

                                                        Small Company     Small Company
                                                         Portfolio***      Portfolio***
                                                         Year ended       Period ended
                                                         12/31/99**         12/31/98*
Net asset value, beginning of period                     $ 9.03          $ 10.00
Income from investment operations:
Net investment income                                      0.01             0.03
Net realized and unrealized gain/(loss) on investments     0.52            (0.97)
Net increase/(decrease) in net asset value from
  operations                                               0.53            (0.94)
Less distributions:
Dividends from net investment income                      (0.01)           (0.03)(a)
Dividends from net realized capital gains                    --              --
Total dividends and distributions                         (0.01)           (0.03)(a)
Net asset value, end of period                           $ 9.55          $  9.03
Total return+                                              5.92%           (9.35)%
============================================================================================
Ratio to average net assets/supplemental data:
Net assets, end of period (in 000's)                      $7,187          $6,098
Ratio of operating expenses to average net assets          0.75%           0.75%(b)++
Ratio of net investment income to average net assets       0.14%           0.49%++
Portfolio turnover rate                                      55%            44%
Ratio of operating expenses to average net assets
  without waivers and/or expense reimbursements             1.21%           1.70%(b)++



                                                         21st Century          21st Century
                                                         Portfolio****         Portfolio****
                                                          Year ended           Period ended
                                                          12/31/99**             12/31/98*
Net asset value, beginning of period                      $ 10.62                $ 10.00
Income from investment operations:
Net investment income                                        0.02                   0.02
Net realized and unrealized gain/(loss) on investments       1.02                   0.62
Net increase/(decrease) in net asset value from
  operations                                                 1.04                   0.64
Less distributions:
Dividends from net investment income                        (0.03)                 (0.02)(a)
Dividends from net realized capital gains                     --                     --
Total dividends and distributions                           (0.03)                 (0.02)(a)
Net asset value, end of period                            $ 11.63                $ 10.62
Total return+                                                9.75%                  6.44%
================================================================================================
Ratio to average net assets/supplemental data:
Net assets, end of period (in 000's)                      $ 7,684                 $4,796
Ratio of operating expenses to average net assets            1.00%(b)(c)            1.00%(b)++
Ratio of net investment income to average net assets         0.22%                  0.44%++
Portfolio turnover rate                                        50%                    40%
Ratio of operating expenses to average net assets
  without waivers and/or expense reimbursements              1.81%(b)               2.41%(b)++

                           * Portfolio commenced operations on March 27, 1998. Shares were offered to the public on April 6, 1998. ** Per share net investment income has been calculated using the monthly average shares method. *** Prior to May 1, 2001, Nations Small Company Portfolio was known as Nations SmallCap Index Portfolio and prior to May 1, 2000, Nations SmallCap Index Portfolio was known as Nations Managed SmallCap Index Portfolio.
                           **** Prior to May 1, 2001, Nations Marsico 21st Century Portfolio was known as Nations Aggressive Growth Portfolio and prior to May 1, 2000, Nations Aggressive Growth Portfolio was known as Nations Disciplined Equity Portfolio.
                           + Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
                           ++ Annualized.
                           (a) Includes distributions in excess of net investment income or from net realized gains that amounted to less than $0.01 per share.
                           (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.

                           For a Share outstanding throughout each period

                                                       Growth & Income
                                                          Portfolio
                                                          Year ended
                                                          12/31/99**
Net asset value, beginning of period                     $ 12.16
Income from investment operations:
Net investment income/(loss)                               (0.03)
Net realized and unrealized gain/(loss) on investments      6.73
Net increase/(decrease) in net asset value from
  operations                                                6.70
Less distributions:
Dividends from net investment income                         --
Dividends from net realized capital gains                    --
Total dividends and distributions                            --
Net asset value, end of period                            $ 18.86
Total return+                                               55.10%
========================================================================
Ratio to average net assets/supplemental data:
Net assets, end of period (in 000's)                      $64,049
Ratio of operating expenses to average net assets         1.10%(b)
Ratio of net investment income to average net assets      (0.20)%
Portfolio turnover rate                                    110%
Ratio of operating expenses to average net assets
  without waivers and/or expense reimbursements          1.41%(b)



                                                         Growth & Income    Capital Growth    Capital Growth
                                                           Portfolio        Portfolio***      Portfolio***
                                                          Period ended        Year ended       Period ended
                                                           12/31/98*         12/31/99**         12/31/98*
Net asset value, beginning of period                       $ 10.00             $ 11.06          $ 10.00
Income from investment operations:
Net investment income/(loss)                                 0.02                0.08             0.06
Net realized and unrealized gain/(loss) on investments       2.16                1.95             1.07
Net increase/(decrease) in net asset value from
  operations                                                  2.18                2.03             1.13
Less distributions:
Dividends from net investment income                       (0.02)(a)          (0.06)          (0.07)(a)
Dividends from net realized capital gains                     --                  --               --
Total dividends and distributions                          (0.02)(a)          ( 0.06)          ( 0.07)(a)
Net asset value, end of period                             $ 12.16             $ 13.03          $ 11.06
Total return+                                               21.80%              18.27%           11.39%
===================================================================================================================
Ratio to average net assets/supplemental data:
Net assets, end of period (in 000's)                       $15,576             $20,680          $9,931
Ratio of operating expenses to average net assets          1.10%(b)++          0.75%(b)         0.75%(b)++
Ratio of net investment income to average net assets        0.40%++             0.64%            1.04%++
Portfolio turnover rate                                     184%                 76%              16%
Ratio of operating expenses to average net assets
  without waivers and/or expense reimbursements            1.99%(b)++          1.07%(b)         1.62%(b)++

                           * Portfolio commenced operations on March 27, 1998. Shares were offered to the public on April 6, 1998. ** Per share net investment income has been calculated using the monthly average shares method. *** Prior to May 1, 2001, Nations Capital Growth Portfolio was known as Nations Managed Index Portfolio.
                           + Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
                           ++ Annualized.
                           (a) Includes distributions in excess of net investment income or from net realized gains that amounted to less than $0.01 per share.
                           (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

                           For a Share outstanding throughout each period


                                                           Value              Value
                                                         Portfolio          Portfolio
                                                         Year ended        Period ended
                                                         12/31/99**          12/31/98*
Net asset value, beginning of period                      $ 10.41           $ 10.00
Income from investment operations:
Net investment income                                       0.07              0.04
Net realized and unrealized gain/(loss) on investments      0.19              0.41
Net increase/(decrease) in net asset value from
  operations                                                0.26              0.45
Less distributions:
Dividends from net investment income                       (0.06)            (0.04)(a)
Dividends from net realized capital gains                    --                --
Total dividends and distributions                          (0.06)            (0.04)(a)
Net asset value, end of period                            $ 10.61           $ 10.41
Total return+                                               2.50%             4.48%
==================================================================================================
Ratio to average net assets/supplemental data:
Net assets, end of period (in 000's)                      $10,645           $5,645
Ratio of operating expenses to average net assets           1.00%(b)          1.00%(b)++
Ratio of net investment income to average net assets        0.67%             0.83%++
Portfolio turnover rate                                      82%               27%
Ratio of operating expenses to average net assets
  without waivers and/or expense reimbursements             1.68%(b)          2.32%(b)++



                                                      Asset Allocation   Asset Allocation
                                                        Portfolio***       Portfolio***
                                                         Year ended        Period ended
                                                          12/31/99**         12/31/98*
Net asset value, beginning of period                      $ 9.68             $ 10.00
Income from investment operations:
Net investment income                                      0.20                0.09
Net realized and unrealized gain/(loss) on investments    (0.06)             ( 0.31)
Net increase/(decrease) in net asset value from
  operations                                               0.14              ( 0.22)
Less distributions:
Dividends from net investment income                      (0.17)             ( 0.10)(a)
Dividends from net realized capital gains                    --                 --
Total dividends and distributions                         (0.17)             ( 0.10)(a)
Net asset value, end of period                            $ 9.65             $  9.68
Total return+                                              1.44%             ( 2.23)%
================================================================================================
Ratio to average net assets/supplemental data:
Net assets, end of period (in 000's)                      $6,548             $3,823
Ratio of operating expenses to average net assets          1.00%(b)            1.00%(b)++
Ratio of net investment income to average net assets       2.01%               2.36%++
Portfolio turnover rate                                      75%                94%
Ratio of operating expenses to average net assets
  without waivers and/or expense reimbursements            1.79%(b)            2.71%(b)++

                           * Portfolio commenced operations on March 27, 1998. Shares were offered to the public on April 6, 1998. ** Per share net investment income has been calculated using the monthly average shares method. *** Prior to May 1, 2001, Nations Asset Allocation Portfolio was known as Nations Balanced Assets Portfolio.
                           + Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
                           ++ Annualized.
                           (a) Includes distributions in excess of net investment income or from net realized gains that amounted to less than $0.01 per share.
                           (b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

[GRAPHIC APPEARS HERE]

    Terms used in this prospectus

 Asset-backed security - a debt security that gives you an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including real property, receivables or mortgages, generally issued by banks, credit card companies or other lenders. Some securities may be issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

 Capital gain or loss - the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

 Cash equivalents - short-term, interest-bearing instruments, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, bank obligations, asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investor Services, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

 Common stock - a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

 Convertible debt - a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

 Convertible security - a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

 CS First Boston High Yield Index - the Credit Suisse First Boston Global High Yield Index is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market. The index is not available for investment.

 Depositary receipts - evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

 Duration - a security's or portfolio's sensitivity to changes in interest rates. For example, if interest rates rise by one percentage point, the share price of a portfolio with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the portfolio's share price would rise by about 5%.

 Equity security - an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

 Fixed income security - an intermediate to long-term debt security that matures in more than one year.

 Foreign security - a debt or equity security issued by a foreign company or government.

 Fundamental analysis - a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

 High-yield debt security - debt securities that, at the time of investment by the sub-adviser, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined to be of comparable quality.

 Investment grade - a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other nationally recognized statistical rating organization NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

 Lehman Aggregate Bond Index - an index made up of the Lehman
 Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested.

 Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

 Money market instrument - a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

 Mortgage-backed security or Mortgage-related security - a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

 MSCI EAFE Index - Morgan Stanley Capital International Europe, Australasia and Far East Index, an index of over 1,100 stocks from 21 developed markets in Europe, Australia, New Zealand and Asia. The index reflects the relative size of each market.

 Non-diversified - a portfolio that holds securities of fewer issuers than other kinds of portfolios. Non-diversified portfolios tend to have greater price swings than more diversified portfolios because events affecting one or more of its securities may have a disproportionately large effect on the portfolio.

 Preferred stock - a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors.

 Price-to-earnings ratio (P/E ratio) - the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

 Private placement - a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the U.S. Securities and Exchange Commission or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors rather than individuals. Securities acquired through private placements generally may not be resold.

 Quantitative analysis - an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a portfolio to buy.

 Right - a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

 Russell 1000 Index - an unmanaged index comprised of the 1000 largest stocks in the Russell 3000 Index. The Russell 1000 Index represents approximately 89% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 1000 is considered a "large cap" index.

 Russell 1000 Growth Index - an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with high price-to-book ratios and forecasted growth relative to the Russell 1000 index as a whole.

 Russell 2000 - an unmanaged index of 2,000 of the smallest stocks representing 11% of the U.S. equity market. The index is weighted by market capitalization.

 S&P 500(1) - Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks. It is not available for investment.

 S&P MidCap 400(1) - an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. The index is weighted by market value, and is not available for investment.

 S&P SmallCap 600(1) - Standard & Poor's SmallCap 600 Index, an unmanaged index of 600 common stocks, weighted by market capitalization. It is not available for investment.

 S&P SuperComposite 1500(1) - an index created by Standard & Poors combining the companies represented in three other indices -- the S&P 500, MidCap 400 and SmallCap 600. The index represents 87% of the total capitalization of U.S. equity markets.

 S&P/BARRA Value Index(1) - an unmanaged index of a group of stocks from the S&P 500 that have low price-to-book ratios relative to the S&P 500 as a whole. It is weighted by market capitalization, and is not available for investment.

 Senior security - a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

 Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

 U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

 Warrant - a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

 Zero-coupon bond - a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

 (1)S&P and BARRA have not reviewed any stock included in the S&P 400, S&P 500, S&P 600 or BARRA Index for its investment merit. S&P and BARRA determine and calculate their indices independently of the Portfolios and are not a sponsor or affiliate of the Portfolios. S&P and BARRA give no information and make no statements about the suitability of investing in the Portfolios or the ability of their indices to track stock market performance. S&P and BARRA make no guarantees about the indices, any data included in them and the suitability of the indices or their data for any purpose. "Standard and Poor's," "S&P 400," "S&P 500" and "S&P 600" are trademarks of The McGraw-Hill Companies, Inc.

[GRAPHIC APPEARS HERE]

             Nations Separate Account Trust

             Nations Separate Account Trust Portfolios are available only to owners of variable annuity contracts or variable life insurance policies issued by participating life insurance companies, including Hartford Life Insurance Company.

             Please refer to the prospectus that describes your annuity contract or life insurance policy for information about how to buy, sell and transfer your investment among shares of the Portfolios.

[GRAPHIC APPEARS HERE]

         Where to find more information

 You'll find more information about Nations Separate Account Trust Portfolios in the following documents:

        Annual and semi-annual reports
        The annual and semi-annual reports contain information about portfolio investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Portfolio's performance during the period covered.

[GRAPHIC APPEARS HERE]

        Statement of Additional Information
        The SAI contains additional information about the Portfolios and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

        You can obtain a free copy of these documents, request other information about the Portfolios and make shareholder inquiries by contacting Nations Separate Account Trust:

        By telephone: 1.800.321.7854

        By mail:
        Nations Separate Account Trust
        c/o Stephens Inc.
        One Bank of America Plaza
        33rd Floor
        Charlotte, NC 28255

        On the Internet: www.nations-funds.com

        Information about the Portfolios can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Portfolios are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


SEC file number:
Nations Separate Account Trust, 811-04305
                                                          [GRAPHIC APPEARS HERE]

                         NATIONS SEPARATE ACCOUNT TRUST

                       Statement of Additional Information

                       Nations Asset Allocation Portfolio
                     Nations Marsico 21st Century Portfolio
              Nations Marsico International Opportunities Portfolio
                      Nations International Value Portfolio
                        Nations Capital Growth Portfolio
                         Nations Small Company Portfolio
                   Nations Marsico Focused Equities Portfolio
                    Nations Marsico Growth & Income Portfolio
                        Nations High Yield Bond Portfolio
                             Nations Value Portfolio
                         Nations MidCap Growth Portfolio

                                   May 1, 2001


         This Statement of Additional Information ("SAI") provides supplementary information pertaining to the shares representing interests in the above listed eleven investment portfolios (individually, a "Portfolio" and collectively, the "Portfolios") of Nations Separate Account Trust (the "Trust"). This SAI is not a prospectus, and should be read only in conjunction with the current Prospectus for the aforementioned Portfolios in which one is interested, dated May 1, 2000, as supplemented ("Prospectus"). All terms used in this SAI that are defined in the Prospectus will have the same meanings assigned in the Prospectus. Copies of the Prospectus may be obtained by writing the Trust c/o Stephens Inc., One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina 28255, or by calling the Trust at (800) 321-7854.

                                TABLE OF CONTENTS
                                                                        Page
                                                                        ----

NATIONS SEPARATE ACCOUNT TRUST HISTORY .................................   1

DESCRIPTION OF THE TRUST AND THE INVESTMENTS AND
RISKS OF ITS PORTFOLIOS.................................................   1
        General.........................................................   2
        Investment Limitations..........................................   2
        Permissible Portfolio Investments...............................   4
        Asset-Backed Securities.........................................   6
        Borrowings......................................................  10
        Commercial Instruments..........................................  10
        Combined Transactions...........................................  11
        Convertible Securities..........................................  11
        Corporate Debt Securities.......................................  12
        Custodial Receipts..............................................  12
        Currency Swaps..................................................  12
        Delayed Delivery Transactions ..................................  13
        Dollar Roll Transactions .......................................  13
        Equity Swap Contracts ..........................................  13
        Foreign Currency Transactions ..................................  14
        Futures, Options and Other Derivative Instruments ..............  15
        Risk Factors Associated with Futures and Options Transactions...  21
        Guaranteed Investment Contracts.................................  29
        Interest Rate Transactions .....................................  29
        Lower Rated Debt Securities.....................................  30
        Options on Currencies...........................................  31
        Other Investment Companies......................................  31
        Participation Interests and Company Receipts....................  31
        Real Estate Investment Trusts...................................  32
        Repurchase Agreements...........................................  32
        Reverse Repurchase Agreements...................................  32
        Securities Lending..............................................  32
        Short Sales.....................................................  33
        Special Situations..............................................  33
        Stripped Securities.............................................  33
        U.S. and Foreign Bank Obligations...............................  34
        U.S. Government Obligations.....................................  34
        Use of Segregated and Other Special Accounts....................  35
        Variable- and Floating-Rate Instruments ........................  35
        Warrants........................................................  36
        When-Issued Purchases and Forward Commitments  .................  36
        Portfolio Turnover..............................................  36
        Investment Risks................................................  36

MANAGEMENT OF THE TRUST.................................................  39
        Nations Funds Retirement Plan...................................  43
        Nations Fund Deferred Compensation Plan.........................  43
        Shareholder and Trustee Liability...............................  45

INVESTMENT ADVISORY, ADMINISTRATION, CUSTODY, TRANSFER
AGENCY AND SHAREHOLDER SERVICING AGREEMENTS ............................  46
        Investment Adviser and Sub-Advisors.............................  46
        Administrator and Co-Administrator..............................  48
        Custodian and Transfer Agent....................................  49

        Shareholder Servicing and Distribution Plan.....................  50
        Expenses........................................................  51
        Distributor.....................................................  51
        Independent Accountants and Reports.............................  52
        Counsel.........................................................  52

PORTFOLIO TRANSACTIONS AND BROKERAGE....................................  52
        General Brokerage Policy........................................  52
        Brokerage Commissions...........................................  55
        Section 28(e) Standards.........................................  56

PURCHASE, REDEMPTION AND PRICING OF SHARES..............................  57
        Purchases.......................................................  57
        Redemptions.....................................................  58
        Net Asset Value Determination...................................  58

DESCRIPTION OF SHARES...................................................  59
        Description of Shares of the Trust..............................  59

ADDITIONAL INFORMATION CONCERNING TAXES.................................  60
        General.........................................................  60
        Excise Tax......................................................  60
        Taxation of Holders of Variable Contracts and Policies..........  60
        Information Regarding a Portfolio's Foreign Investments.........  61
        Other Matters...................................................  62

ADDITIONAL INFORMATION ON PERFORMANCE...................................  62
        Yield Calculations..............................................  62
        Total Return Calculations.......................................  63

MISCELLANEOUS ..........................................................  65
        Certain Record Holders..........................................  65

SCHEDULE A - Description of Ratings..................................... A-1

                     NATIONS SEPARATE ACCOUNT TRUST HISTORY

         Nations Separate Account Trust (the "Trust") is an open-end registered investment company in the Nations Fund family of mutual funds (the "Nations Funds Family"), which in addition to the Trust, consists of Nations Fund Trust, Nations Fund, Inc., Nations Reserves, Nations LifeGoal Funds, Inc., Nations Master Investment Trust and Nations Funds Trust. The Nations Funds Family currently has more than 70 distinct investment portfolios and total assets in excess of $70 billion.

         The Trust was organized as a Delaware business trust on November 24, 1997. It has a fiscal year end of December 31.

    DESCRIPTION OF THE TRUST AND THE INVESTMENTS AND RISKS OF ITS PORTFOLIOS

         The Trust currently consists of eleven different investment portfolios, Nations Asset Allocation Portfolio, Nations Marsico 21st Century Portfolio, Nations International Opportunities Portfolio, Nations International Value Portfolio, Nations Capital Growth Portfolio, Nations Small Company Portfolio, Nations Marsico Focused Equities Portfolio, Nations Marsico Growth & Income Portfolio, Nations High Yield Bond Portfolio, Nations Value Portfolio, and Nations MidCap Growth Portfolio. All the Portfolios are diversified, with the exception of Nations Marsico Focused Equities Portfolio.

         Each share of the Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of the Trust's Board of Trustees. The Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.

         Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each Portfolio of the Trust will vote in the aggregate and not by Portfolio, and shareholders of each Portfolio will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular Portfolio or class. See the discussion on Investment Limitations and Description of Shares for examples of when the Investment Company Act of 1940 (the "1940 Act") requires voting by Portfolio.

         The Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. The Trust's By-Laws provide that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of the Trust entitled to be voted at such meeting. Individual holders of Contracts are not the "shareholders" of or "investors" in the Portfolios. The Participating Insurance Companies and their separate accounts are deemed the shareholders or investors. However, it is anticipated that the Participating Insurance Companies will pass through voting rights to the holders of Contracts. For a discussion of voting rights of holders of Contracts, please see the accompanying prospectuses for the Participating Insurance Companies.

         The Prospectus relating to these Portfolios may be obtained without charge by written request to the Trust, c/o Stephens, Inc., One Bank of America Plaza, 33rd Floor, Charlotte, NC 28255. Participating Insurance Companies also may call toll-free at (800) 321-7854.

         Banc of America Advisors, Inc. ("BAAI") is the investment adviser to the Portfolios. Banc of America Capital Management, Inc. ("BACAP") is the investment sub-adviser to Nations Capital Growth Portfolio, Nations Small Company Portfolio, Nations Value Portfolio and Nations MidCap Growth Portfolio. Nations Marsico Focused Equities Portfolio, Nations Marsico Growth & Income Portfolio, Nations Marsico 21st Century and Nations Marsico International Opportunities Portfolio are sub-advised by Marsico Capital Management, LLC ("Marsico Capital"). Brandes Investment Partners, L.P. ("Brandes") serves as the investment sub-adviser to Nations International Value Portfolio. MacKay Shields LLC ("MacKay Shields") serves as co-investment sub-advisor to Nations High Yield Bond Portfolio. Chicago Equity Partners LLC ("Chicago Equity") serves as co-investment sub-adviser with BACAP to Nations Asset Allocation Portfolio. As used herein, "Adviser" shall mean BAAI, BACAP, Chicago Equity, Brandes, MacKay Shields, and/or Marsico Capital as the context may require.

         This SAI is intended to furnish Participating Insurance Companies with additional information concerning the Trust and the Portfolios. Some of the information required to be in this SAI is also included in the Portfolios' current Prospectus, and, in order to avoid repetition, reference will be made to sections of the Prospectus. Additionally, the Prospectus and this SAI omit certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted from the Prospectus and this SAI, may be obtained from the SEC on its website (www.sec.gov) or by visiting the public reading room of the SEC as is discussed in the Prospectus. No investment in the Portfolios should be made without first reading the Prospectus.

  General

         Information concerning each Portfolio's investment objective is set forth in the Prospectus. There can be no assurance that a Portfolio will achieve its investment objectives. The features of the Portfolios' principal investment strategies and the primary risks associated with those investment strategies also are discussed in the Prospectus. The values of the securities in which the Portfolios invest fluctuate based upon interest rates, foreign currency rates, the financial stability of the issuer and market factors.

         The Portfolios are dollar-denominated mutual funds and therefore consideration is given to hedging part or all of the Portfolios back to U.S. dollars from international currencies. All decisions to hedge are based upon an analysis of the relative value of the U.S. dollar on an international purchasing power parity basis (purchasing power parity is a method for determining the relative purchasing power of different currencies by comparing the amount of each currency required to purchase a typical bundle of goods and services to domestic markets) and an estimation of short-term interest rate differentials (which affect both the direction of currency movements and also the cost of hedging).

Investment Limitations

Each Portfolio may not, as a matter of fundamental policy:

1. Underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either
         (a) in connection with the disposition of a portfolio security, or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Portfolio's ability to invest in securities issued by other registered investment companies.

2. Purchase or sell real estate, except a Portfolio may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

3. Purchase or sell commodities, except that a Portfolio may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions, and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolios.

5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolios.

6. Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolios.

7. Except for Nation's Marsico Focused Equities Portfolio, purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Portfolio's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolios.

         Each Portfolio may, as a matter of non-fundamental policy:

1. Invest in shares of other open-end management investment companies, subject to the limitations of the 1940 Act, the rules thereunder, and any orders obtained thereunder now or in the future. Funds in a master/feeder structure generally invest in the securities of one or more open-end management investment companies pursuant to various provisions of the 1940 Act.

2. Not invest or hold more than 15% (10% in the case of a money market fund) of the Portfolio's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

3. Invest in futures or options contracts regulated by the CFTC for (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of a Portfolio's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

         A Portfolio (i) will not hedge more than 50% of its total assets by selling futures contracts, buying put options, and writing call options (so called "short positions"), (ii) will not buy futures contracts or write put options whose underlying value exceeds 25% of the Portfolio's total assets, and (iii) will not buy call options with a value exceeding 5% of the Portfolio's total assets.

4. Lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Portfolio's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily.

5. Not make investments for the purpose of exercising control of management. (Investments by the Portfolio in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.)

6. Not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

7. Nations Marsico Focused Equities Portfolio may not purchase securities of any one issuer (other than U.S. Government Obligations) if, immediately after such purchase, more than 25% of the value of a Portfolio's total assets would be invested in the securities of on issuer, and with respect to 50% of such Portfolio's total assets, more than 5% of its assets would be invested in the securities of one issuer.

         For purposes of the foregoing limitations, any limitation that involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities, or assets of, or borrowings on behalf of, a Portfolio.

         In addition to the policies outlined below, each Portfolio is seeking or has obtained permission from the SEC to invest in other Portfolios in the Nations Funds Family.

         The investment objective and policies of each Portfolio, unless otherwise specified, are non-fundamental and may be changed without shareholder approval. If the investment objective or policies of a Portfolio change, shareholders should consider whether the Portfolio remains an appropriate investment in light of their current position and needs.

         The Trust's fundamental investment restrictions regarding issuer diversification does not impact a Portfolio's ability to purchase obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The position of the staff of the SEC is that the exclusion with respect to banks may only be applied to domestic banks. For this purpose, the staff also takes the position that United States branches of foreign banks and foreign branches of domestic banks may, if certain conditions are met, be treated as "domestic banks." The Trust currently intends to consider only obligations of "domestic banks" to be within the exclusion with respect to banks. For this purpose, "domestic banks" will be construed by the Trust to include: (a) United States branches of foreign banks, to the extent they are subject to the same regulation as United States banks; and (b) foreign branches of domestic banks with respect to which the domestic bank would be unconditionally liable in the event that the foreign branch failed to pay on its instruments for any reason.

Permissible Portfolio Investments

         In addition to the principal investment strategies for each Portfolio, which is outlined in the Portfolios' prospectus, each Portfolio also may invest in other types of securities in percentages of less than 10% of its total assets (unless otherwise indicated, e.g., most Portfolios may invest in money market instruments without limit during temporary defensive periods). These types of securities are listed below for each portfolio and then are described in more detail after this sub-section.

         The Equity Portfolios

         Nations Value Portfolio: In addition to the types of securities described in the Prospectus, the Portfolio may invest in: U.S. Treasury bills, notes and bonds and other instruments issued directly by the U.S. Government ("U.S. Treasury Obligations"), other obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies and instrumentalities (together with U.S. Treasury Obligations, "U.S. Government Obligations"); investment grade debt securities of domestic companies; various money market instruments and repurchase agreements.

         Nations Marsico Focused Equities Portfolio, Nations Marsico Growth & Income Portfolio, Nations Marsico International Opportunities Portfolio, and Nations Marsico 21st Century Portfolio: In addition to the types of securities described in the Prospectus, these Portfolios may invest in: preferred stock, warrants, convertible securities and debt securities; zero coupon, pay- in-kind and step coupon securities, and may invest without limit in indexed/structured securities. The Portfolios also may invest its assets in high-yield/high-risk securities, such as lower grade debt securities. The Portfolios also may purchase high-grade commercial paper, certificates of deposit, and repurchase agreements, and may invest in short-term debt securities as a means of receiving a return on idle cash.

         When the Adviser believes that market conditions are not favorable for profitable investing or when the Adviser is otherwise unable to locate favorable investment opportunities, the Portfolios may hold cash or cash equivalents and invest without limit in U.S. Government Obligations and short-term debt securities or money market instruments if the Adviser determines that a temporary defensive position is advisable or to meet anticipated redemption requests. In other words, the Portfolios do not always stay fully invested in stocks and bonds. The Portfolios also may use options, futures, forward currency contracts and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return. The Portfolios also may purchase securities on a when-issued, delayed delivery or forward commitment basis.

         Nations MidCap Growth Portfolio:  See General Section below.

         Nations Small Company Portfolio: In addition to the types of securities described in its Prospectus, the Portfolio may invest in debt securities, unless the Portfolio assumes a temporary defensive position. Debt securities, if any, purchased by the Portfolio will be rated "AA" or above by S&P or "Aa" or above by Moody's or, if unrated, determined by the Adviser to be of comparable quality. For temporary defensive purposes, the Portfolio may invest up to 100% of its assets in debt securities, including short-term and intermediate-term obligations of corporations, the U.S. and foreign governments and international organizations such as the World Bank, and money market instruments. The Portfolio may invest in common stocks (including convertible into common stocks) of foreign issuers and rights to purchase common stock, options and futures contracts on securities, securities indexes and foreign currencies, securities lending, forward foreign exchange contracts and repurchase agreements.

         Nations Capital Growth Portfolio: In addition to the types of securities described in its Prospectus, the Portfolio may invest in: preferred stocks, securities (debt and preferred stock) convertible into common stock, warrants and rights to purchase common stocks, other types of securities having common stock characteristics and various money market instruments, including repurchase agreements. The Portfolio may invest in foreign securities, including common stocks (including convertible into common stocks) of foreign issuers and rights to purchase common stock, options and futures contracts on securities, securities indexes and foreign currencies, securities lending, forward foreign exchange contracts.

         General. Notwithstanding that each Equity Portfolio may invest in each type of security listed above in percentages of less than 10% of that Portfolio's total assets, each Equity Portfolio (except Nations Marsico Focused Equities Portfolio, Nations Marsico Growth & Income Portfolio, Nations Marsico 21st Century Portfolio and Nations Marsico International Opportunities Portfolio) may invest up to 20% of its assets in foreign securities. While each Equity Portfolio reserves the right to so invest, investing in foreign securities is not considered a principal investment strategy of the Equity Portfolios.

         Each Equity Portfolio also may invest in certain specified derivative securities including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures approved by the Commodity Futures Trading Commission ("CFTC") and options thereon for market exposure risk management. Each Equity Portfolio may lend its portfolio securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. Each Equity Portfolio also may invest in real estate investment trust securities. In addition, each Equity Portfolio may invest in securities issued by other investment companies, consistent with the Portfolio's investment objective and policies and repurchase agreements. Nations Marsico Focused Equities Portfolio, Nations Marsico International Opportunities Portfolio, Nations Marsico 21st Century Portfolio and Nations Marsico Growth & Income Portfolio may invest in forward foreign exchange contracts.

         The Equity Portfolios incur transaction (brokerage) costs in connection with the purchase and sale of portfolio securities. For some portfolios, these costs can have a material negative impact on performance. With respect to the Portfolios, the Adviser will attempt to minimize these transaction costs by utilizing program trades and computerized exchanges called "crossing networks" which allow institutions to execute trades at the midpoint of the bid/ask spread and at a reduced commission rate.

         Nations Asset Allocation Portfolio: In addition to the types of securities described in the Portfolio's Prospectus, the Portfolio may invest in: certain specified derivative securities, including interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and CFTC-approved U.S. and foreign exchange-traded financial futures and options thereon for market exposure risk-management. The Portfolio may lend its Portfolio securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. The Portfolio may engage in reverse repurchase agreements and dollar roll transactions. Additionally, the Portfolio may purchase securities issued by other investment companies, consistent with the Portfolio's investment objective and policies. The Portfolio also may invest in instruments issued by trusts or certain partnerships including pass-through certificates representing participations in, or debt investments backed by, the securities and other assets owned by such trusts and partnerships.

         The International Portfolio

         Nations International Value Portfolio: In addition to the types of securities described in the Prospectus, the Portfolio may invest in: short-term debt instruments; purchase and write covered call options on specific portfolio securities and may purchase and write put and call options on foreign stock indices listed on foreign and domestic exchanges options and futures contracts on securities, securities lending, forward foreign exchange contracts and repurchase agreements. The Portfolio also may invest in ADRs, GDRs, EDRs and ADSs and invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

         The Portfolio also may invest in certain specified derivative securities including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures approved by the CFTC and options thereon for market exposure risk management. The Portfolio may lend its portfolio securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. The Portfolio also may invest in real estate investment trust securities. In addition, the Portfolio may invest in securities issued by other investment companies, consistent with the Portfolio's investment objective and policies and repurchase agreements. The Portfolio also may invest in forward foreign exchange contracts.

         Fixed Income Portfolio

         Nations High Yield Bond Portfolio: In addition to the types of securities described in the Prospectus, the Portfolio may invest in: debt securities, which include all types of debt obligations of both domestic and foreign issuers, such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and U.S. government securities (including obligations, such as repurchase agreements, secured by such instruments). The debt securities in which the Portfolio invests may be in non-dollar denominated foreign currency and may include debt issued by countries or corporations located in emerging market countries. The Portfolio may invest in participation interests in loans. Such participation interests, which may take the form of interests in, or assignments of, loans, are acquired from banks which have made loans or are members of lending syndicates. The Portfolio's investments in loan participation interests will be subject to its limitation on investments in illiquid securities and, to the extent applicable, its limitation on investments in securities rated below investment grade.

Asset-Backed Securities

        In General. Asset-backed securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset-backed securities consist of both mortgage- and non-mortgage-backed securities. Interests in pools of these assets may differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Conversely, asset-backed securities provide periodic payments which may consist of both interest and principal payments.

         The life of an asset-backed security varies depending upon rate of the prepayment of the underlying debt instruments. The rate of such prepayments will be a function of current market interest rates, and other economic and demographic factors. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, asset-backed securities may not be as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security's average life and its potential for price depreciation.

         Mortgage-Backed Securities. Mortgage-backed securities represent an ownership interest in a pool of mortgage loans.

         Mortgage pass-through securities may represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies, authorities or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

         The guaranteed mortgage pass-through securities in which a Portfolio may invest may include those issued or guaranteed by Government National Mortgage Association ("Ginnie Mae" or "GNMA"), Federal National Mortgage Association ("Fannie Mae" or "FNMA") or Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC"). Such Certificates are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Such mortgage loans may have fixed or adjustable rates of interest.

         The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

         The yield which will be earned on mortgage-backed securities may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly, which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Portfolio.

         Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.

         Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references herein to CMOs will include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distribution on the multi-class pass-through securities.

         Moreover, principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.

         The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

         Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Portfolio will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Portfolio will only invest in SMBS whose mortgage assets are U.S. Government obligations.

         A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

         The average life of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Estimated average life will be determined by the Adviser and used for the purpose of determining the average weighted maturity and duration of the Portfolios.

         Additional Information on Mortgage-Backed Securities.

         Mortgage-backed securities represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his/her lending institution are "passed-through" to an investor. Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private issuers or poolers can meet their obligations under the policies. Mortgage-backed securities issued by private issuers or poolers, whether or not such securities are subject to guarantees, may entail greater risk than securities directly or indirectly guaranteed by the U.S. Government.

         Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid. Additional payments are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage-backed securities are described as "modified pass-through." These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.

         Residential mortgage loans are pooled by the FHLMC. FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PC's"), which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal.

         FNMA is a Government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved sellers/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA.

         The principal Government guarantor of mortgage-backed securities is the GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than Government and Government-related pools because there are no direct or indirect Government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by Governmental entities, private insurers, and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies.

         The Portfolio expects that Governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payment may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, certain Portfolios will, consistent with their investment objective and policies, consider making investments in such new types of securities.

Underlying Mortgages

         Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, a Portfolio may purchase pools of variable-rate mortgages
(VRM), growing equity mortgages (GEM), graduated payment mortgages (GPM) and other types where the principal and interest payment procedures vary. VRM's are mortgages which reset the mortgage's interest rate periodically with changes in open market interest rates. To the extent that the Portfolio is actually invested in VRM's, the Portfolio's interest income will vary with changes in the applicable interest rate on pools of VRM's. GPM and GEM pools maintain constant interest rates, with varying levels of principal repayment over the life of the mortgage. These different interest and principal payment procedures should not impact the Portfolio's net asset value since the prices at which these securities are valued will reflect the payment procedures.

         All poolers apply standards for qualification to local lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, some mortgages included in pools are insured through private mortgage insurance companies.

Average Life

         The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage, and other social and demographic conditions.

         As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rated 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life.

Returns on Mortgage-Backed Securities

         Yields on mortgage-backed pass-through securities are typically quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield.

         Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yields of the Portfolio. The compounding effect from reinvestments of monthly payments received by the Portfolio will increase its yield to shareholders, compared to bonds that pay interest semi-annually.

         Non-Mortgage Asset-backed Securities. Non-mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such securities also may include instruments issued by certain trusts, partnerships or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers.

         Non-mortgage-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities.

         The purchase of non-mortgage-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the Asset-backed Securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the larger number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the Asset-backed Securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Asset-backed Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related Asset-backed Securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other Asset-backed Securities, credit card receivables are unsecured obligations of the card holder.

         While the market for Asset-backed Securities is becoming increasingly liquid, the market for mortgage-backed securities issued by certain private organizations and non-mortgage-backed securities is not as well developed. As stated above, the Adviser intends to limit its purchases of mortgage-backed securities issued by certain private organizations and non-mortgage-backed securities to securities that are readily marketable at the time of purchase.

Borrowings

         The registered investment companies in the Nations Funds Family participate in an uncommitted line of credit provided by The Bank of New York under a line of credit agreement (the "Agreement"). Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at the federal funds rate plus
 .50% on an annualized basis. The Agreement requires, among other things, that each participating Portfolio maintain a ratio of no less than 4 to 1 net assets (not including funds borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement. Specific borrowings by a Portfolio under the Agreement over the last fiscal year, if any, can by found in the Portfolios' Annual Reports which will be available once the Portfolios complete a fiscal year.

Commercial Instruments

         Commercial Instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or issued in the U.S. by foreign corporations and foreign commercial banks. Investments by a Portfolio in commercial paper will consist of issues rated in a manner consistent with such Portfolio's investment policies and objectives. In addition, the Portfolios may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by such Portfolios as previously described.

         Variable-rate master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Variable-rate instruments acquired by a Portfolio will be rated at a level consistent with such Portfolio's investment objective and policies of high quality as determined by a major rating agency or, if not rated, will be of comparable quality as determined by the Adviser. See also the discussion of variable- and floating-rate instruments in this SAI.

         Variable- and floating-rate instruments are unsecured instruments that permit the indebtedness thereunder to vary. While there may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Portfolio, a Portfolio may, from time to time as specified in the instrument, demand payment of the principal or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for a Portfolio to dispose of an instrument if the issuer defaulted on its payment obligation or during periods when a Portfolio is not entitled to exercise its demand rights, and a Portfolio could, for these or other reasons, suffer a loss. A Portfolio may invest in variable and floating rate instruments only when the Adviser deems the investment to involve minimal credit risk. If such instruments are not rated, the Adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers of such instruments and will continuously monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, an instrument will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period specified in the instrument.

         Certain Portfolios also may purchase short-term participation interests in loans extended by banks to companies, provided that both such banks and such companies meet the quality standards set forth above. In purchasing a loan participation or assignment, the Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured and most impose restrictive covenants which must be met by the borrower and which are generally more stringent than the covenants available in publicly traded debt securities. However, interests in some loans may not be secured, and the Portfolio will be exposed to a risk of loss if the borrower defaults. Loan participations also may be purchased by the Portfolio when the borrowing company is already in default. In purchasing a loan participation, the Portfolio may have less protection under the federal securities laws than it has in purchasing traditional types of securities. The Portfolio's ability to assert its rights against the borrower will also depend on the particular terms of the loan agreement among the parties.

Combined Transactions

         Certain Portfolios may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple forward foreign currency exchange contracts and any combination of futures, options and forward foreign currency exchange contracts ("component" transactions), instead of a single transaction, as part of a single hedging strategy when, in the opinion of the Adviser, it is in the best interest of a Portfolio to do so and where underlying hedging strategies are permitted by a Portfolio's investment policies. A combined transaction, while part of a single hedging strategy, may contain elements of risk that are present in each of its component transactions. (See above for the risk characteristics of certain transactions.)

Convertible Securities

         Certain Portfolios may invest in convertible securities, such as bonds, notes, debentures, preferred stocks and other securities that may be converted into common stock. All convertible securities purchased by the Portfolio will be rated in the top two categories by an NRSRO or, if unrated, determined by the Adviser to be of comparable quality. Investments in convertible securities can provide income through interest and dividend payments, as well as, an opportunity for capital appreciation by virtue of their conversion or exchange features.

         The convertible securities in which a Portfolio may invest include fixed-income and zero coupon debt securities, and preferred stock that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities, generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock, although typically not as much as the price of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         As debt securities, convertible securities are investments which provide for a stream of income or, in the case of zero coupon securities, accretion of income with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion exchange features. Convertible securities generally are subordinated to other similar debt securities but not to non-convertible securities of the same issuer.

Convertible bonds, as corporate debt obligations, are senior in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, convertible bonds and convertible preferred stock typically have lower coupon rates than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"). Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon convertible securities offer the opportunity for capital appreciation because increases (or decreases) in the market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks because they usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Corporate Debt Securities

         Certain Portfolios may invest in corporate debt securities of domestic issuers of all types and maturities, such as bonds, debentures, notes and commercial paper. Corporate debt securities may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participation based on revenue, sales or profit, or the purchase of common stock or warrants in a unit transaction (where corporate debt obligations and common stock are offered as a unit). Each Portfolio may also invest in corporate debt securities of foreign issuers.

         The corporate debt securities in which Nations High Yield Bond Portfolio will invest will be rated BB or lower by Standard & Poor's Corporation ("S&P") or Ba or below by Moody's Investors Services, Inc. ("Moody's").

         The corporate debt securities in which the Portfolios, except Nations High Yield Bond Portfolio, will invest will be rated investment grade by at least one NRSRO (e.g., BBB or above by Standard & Poor's Corporation ("S&P") or Baa or above by Moody's Investors Services, Inc. ("Moody's")). Commercial paper purchased by such Portfolios will be rated in the top two categories by a NRSRO. Corporate debt securities that are not rated may be purchased by such Portfolios if they are determined by the Adviser to be of comparable quality under the direction of the Board of Trustees of the Trust. If the rating of any corporate debt security held by a Portfolio falls below such ratings or if the Adviser determines that an unrated corporate debt security is no longer of comparable quality, then such security shall be disposed of in an orderly manner as quickly as possible. A description of these ratings is attached as Schedule A to this Statement of Additional Information.

Custodial Receipts

         Certain Portfolios also may acquire custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Government notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" and "Certificates of Accrual on Treasury Securities." Although custodial receipts are not considered U.S. Government securities, they are indirectly issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities. Custodial receipts will be treated as illiquid securities.

Currency Swaps

         Certain Portfolios also may enter into currency swaps for hedging purposes and to seek to increase total return. In as much as swaps are entered into for good faith hedging purposes or are offset by a segregated account as described below, the Portfolio and the Adviser believe that swaps do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions. The net amount of the excess, if any, of the Portfolio's obligations over its entitlement with respect to each currency swap will be accrued on a daily basis and an amount of cash or liquid high grade debt securities (i.e., securities rated in one of the top three ratings categories by an NRSRO, or, if unrated, deemed by the Adviser to be of comparable credit quality) having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Portfolio's custodian. The Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser.

Delayed Delivery Transactions

         In a delayed delivery transaction, the Portfolio relies on the other party to complete the transaction. If the transaction is not completed, the Portfolio may miss a price or yield considered to be advantageous. In delayed delivery transactions, delivery of the securities occurs beyond normal settlement periods, but a Portfolio would not pay for such securities or start earning interest on them until they are delivered. However, when a Portfolio purchases securities on such a delayed delivery basis, it immediately assumes the risk of ownership, including the risk of price fluctuation. Failure by a counterparty to deliver a security purchased on a delayed delivery basis may result in a loss or missed opportunity to make an alternative investment. Depending upon market conditions, a Portfolio's delayed delivery purchase commitments could cause its net asset value to be more volatile, because such securities may increase the amount by which the Portfolio's total assets, including the value of when-issued and delayed delivery securities held by the Portfolio, exceed its net assets.

Dollar Roll Transactions

         Certain Portfolios may enter into "dollar roll" transactions, which consist of the sale by a Portfolio to a bank or broker/dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Portfolio receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Portfolio agrees to buy a security on a future date. If the broker/dealer to whom a Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Portfolio is required to repurchase may be worth less than the security that the Portfolio originally held, and the return earned by the Portfolio with the proceeds of a dollar roll may not exceed transaction costs.

         The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, the Portfolio's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before the Portfolio is able to purchase them. Similarly, the Portfolio may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to the Portfolio, the security that the Portfolio is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that the Portfolio's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Equity Swap Contracts

         Certain Portfolios may from time to time enter into equity swap contracts. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. For example, the counterparty will generally agree to pay a Portfolio the amount, if any, by which the notional amount of the Equity Swap Contract would have increased in value had it been invested in the stocks comprising the S&P 500 Index in proportion to the composition of the Index, plus the dividends that would have been received on those stocks. A Portfolio will agree to pay to the counterparty a floating rate of interest (typically the London Inter Bank Offered Rate) on the notional amount of the Equity Swap Contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Portfolio on any Equity Swap Contract should be the gain or loss on the notional amount plus dividends on the stocks comprising the S&P 500 Index less the interest paid by the Portfolio on the notional amount. A Portfolio will only enter into Equity Swap Contracts on a net basis, i.e., the two parties' obligations are netted out, with the Portfolio paying or receiving, as the case may be, only the net amount of any payments. Payments under the Equity Swap Contracts may be made at the conclusion of the contract or periodically during its term.

         If there is a default by the counterparty to an Equity Swap Contract, a Portfolio will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that Equity Swap Contract counterparties will be able to meet their obligations pursuant to Equity Swap Contracts or that, in the event of default, a Portfolio will succeed in pursuing contractual remedies. A Portfolio thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to Equity Swap Contracts. A Portfolio will closely monitor the credit of Equity Swap Contract counterparties in order to minimize this risk.

         Certain Portfolios may from time to time enter into the opposite side of Equity Swap Contracts (i.e., where a Portfolio is obligated to pay the increase (net of interest) or receive the decrease (plus interest) on the contract to reduce the amount of the Portfolio's equity market exposure consistent with the Portfolio's objective. These positions are sometimes referred to as Reverse Equity Swap Contracts.

         Equity Swap Contracts will not be used to leverage a Portfolio. A Portfolio will not enter into any Equity Swap Contract or Reverse Equity Swap Contract unless, at the time of entering into such transaction, the unsecured senior debt of the counterparty is rated at least A by Moody's or S&P. Since the SEC considers Equity Swap Contracts and Reverse Equity Swap Contracts to be illiquid securities, a Portfolio will not invest in Equity Swap Contracts or Reverse Equity Swap Contracts if the total value of such investments together with that of all other illiquid securities which a Portfolio owns would exceed any limitation imposed by the SEC staff.

          The Adviser does not believe that a Portfolio's obligations under Equity Swap Contracts or Reverse Equity Swap Contracts are senior securities and, accordingly, the Portfolio will not treat them as being subject to its borrowing restrictions. However, the net amount of the excess, if any, of a Portfolio's obligations over its respective entitlements with respect to each Equity Swap Contract and each Reverse Equity Swap Contract will be accrued on a daily basis and an amount of cash, U.S. Government securities or other liquid high quality debt securities having an aggregate market value at least equal to the accrued excess will be maintained in a segregated account by the Portfolio's custodian.

Foreign Currency Transactions

         Certain Portfolios may invest in foreign currency transactions. Foreign securities involve currency risks. The U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the U.S. dollar falls against such currency. A Portfolio may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. dollar and foreign currencies. A Portfolio may also purchase and sell foreign currency futures contracts and related options (see "Purchase and Sale of Currency Futures Contracts and Related Options"). A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date that is individually negotiated and privately traded by currency traders and their customers.

         Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement, and is traded at a net price without commission. A Portfolio will direct its custodian to segregate high grade liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Portfolio's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

         A Portfolio may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security (a "transaction hedge"). In addition, when the Adviser believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency, or when the Adviser believes that the U.S. dollar may suffer a substantial decline against the foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge").

         A Portfolio may, however, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Adviser believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which the fund securities are denominated (a "cross-hedge").

         Foreign currency hedging transactions are an attempt to protect a Portfolio against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amount and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and date it matures.

         The Portfolio's custodian will segregate cash, U.S. Government securities or other high-quality debt securities having a value equal to the aggregate amount of the Portfolio's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the segregated securities will equal the amount of the Portfolio's commitments with respect to such contracts. As an alternative to segregating all or part of such securities, the Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price.

         The Portfolios are dollar-denominated mutual funds and therefore consideration is given to hedging part or all of the portfolio back to U.S. dollars from international currencies. All decisions to hedge are based upon an analysis of the relative value of the U.S. dollar on an international purchasing power parity basis (purchasing power parity is a method for determining the relative purchasing power of different currencies by comparing the amount of each currency required to purchase a typical bundle of goods and services to domestic markets) and an estimation of short-term interest rate differentials (which affect both the direction of currency movements and also the cost of hedging).

         For more information about the risks associated with foreign investments see "Investment Risks."

Futures, Options and Other Derivative Instruments

         Futures Contracts in General. A futures contract is an agreement between two parties for the future delivery of fixed income securities or equity securities or for the payment or acceptance of a cash settlement in the case of futures contracts on an index of fixed income or equity securities. A "sale" of a futures contract means the contractual obligation to deliver the securities at a specified price on a specified date, or to make the cash settlement called for by the contract. Futures contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a brokerage firm, known as a futures commission merchant, which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange. Presently, futures contracts are based on such debt securities as long-term U.S. Treasury Bonds, Treasury Notes, GNMA modified pass-through mortgage-backed securities, three-month U.S. Treasury Bills, bank certificates of deposit, and on indices of municipal, corporate and government bonds.

         While futures contracts based on securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. A Portfolio will incur brokerage fees when it purchases and sells futures contracts. At the time such a purchase or sale is made, a Portfolio must provide cash or money market securities as a deposit known as "margin." The initial deposit required will vary, but may be as low as 2% or less of a contract's face value. Daily thereafter, the futures contract is valued through a process known as "marking to market," and a Portfolio that engages in futures transactions may receive or be required to pay "variation margin" as the futures contract becomes more or less valuable. At the time of delivery of securities pursuant to a futures contract based on securities, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than the specific security that provides the standard for the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Futures contracts on indices of securities are settled through the making and acceptance of cash settlements based on changes in value of the underlying rate or index between the time the contract is entered into and the time it is liquidated.

         Futures Contracts on Fixed Income Securities and Related Indices. As noted in their respective Prospectuses, certain Portfolios may enter into transactions in futures contracts for the purpose of hedging a relevant portion of their portfolios. A Portfolio may enter into transactions in futures contracts that are based on U.S. Government obligations, including any index of government obligations that may be available for trading. Such transactions will be entered into where movements in the value of the securities or index underlying a futures contract can be expected to correlate closely with movements in the value of securities held in a Portfolio. For example, a Portfolio may sell futures contracts in anticipation of a general rise in the level of interest rates, which would result in a decline in the value of its fixed income securities. If the expected rise in interest rates occurs, the Portfolio may realize gains on its futures position, which should offset all or part of the decline in value of fixed income fund securities. A Portfolio could protect against such decline by selling fixed income securities, but such a strategy would involve higher transaction costs than the sale of futures contracts and, if interest rates again declined, the Portfolio would be unable to take advantage of the resulting market advance without purchases of additional securities.

         The purpose of the purchase or sale of a futures contract on government securities and indices of government securities, in the case of the above-referenced Portfolios, which hold or intend to acquire long-term debt securities, is to protect a Portfolio from fluctuations in interest rates without actually buying or selling long-term debt securities. For example, if long-term bonds are held by a Portfolio, and interest rates were expected to increase, the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the long-term bonds held by the Portfolio. If interest rates did increase, the value of the debt securities in the Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. When a Portfolio is not fully invested and a decline in interest rates is anticipated, which would increase the cost of fixed income securities that the Portfolio intends to acquire, it may purchase futures contracts. In the event that the projected decline in interest rates occurs, the increased cost of the securities acquired by the Portfolio should be offset, in whole or part, by gains on the futures contracts by entering into offsetting transactions on the contract market on which the initial purchase was effected. In a substantial majority of transactions involving futures contracts on fixed income securities, a Portfolio will purchase the securities upon termination of the long futures positions, but under unusual market conditions, a long futures position may be terminated without a corresponding purchase of securities.

         Similarly, when it is expected that interest rates may decline, futures contracts on fixed income securities and indices of government securities may be purchased for the purpose of hedging against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of such futures contracts should be similar to that of long-term bonds, a Portfolio could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio's cash reserves could then be used to buy long-term bonds in the cash market. Similar results could be accomplished by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of these futures contracts as an investment technique allows a Portfolio to act in anticipation of such an interest rate decline without having to sell its portfolio securities. To the extent a Portfolio enters into futures contracts for this purpose, the segregated assets maintained by a Portfolio will consist of cash, cash equivalents or high quality debt securities of the Portfolio in an amount equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial deposit and variation margin payments made by the Portfolio with respect to such futures contracts.

         Stock Index Futures Contracts. Certain Portfolios may sell stock index futures contracts in order to offset a decrease in market value of its securities that might otherwise result from a market decline. A Portfolio may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of securities to be sold. Conversely, a Portfolio may purchase stock index futures contracts in order to protect against anticipated increases in the cost of securities to be acquired.

         In addition, a Portfolio may utilize stock index futures contracts in anticipation of changes in the composition of its portfolio. For example, in the event that a Portfolio expects to narrow the range of industry groups represented in its portfolio, it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. As such securities are acquired, a Portfolio's futures positions would be closed out. A Portfolio may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

         Options on Futures Contracts. An option on a futures contract gives the purchaser (the "holder") the right, but not the obligation, to purchase a position in the underlying futures contract (i.e., a purchase of such futures contract) in the case of an option to purchase (a "call" option), or a "short" position in the underlying futures contract (i.e., a sale of such futures contract) in the case of an option to sell (a "put" option), at a fixed price (the "strike price") up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchase of the option assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. Upon exercise of the option by the holder, the exchange clearing corporation establishes a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

         Options on Futures Contracts on Fixed Income Securities and Related Indices. Certain Portfolios may purchase put options on futures contracts in which such Portfolios are permitted to invest for the purpose of hedging a relevant portion of their portfolios against an anticipated decline in the values of portfolio securities resulting from increases in interest rates, and may purchase call options on such futures contracts as a hedge against an interest rate decline when they are not fully invested. A Portfolio would write options on these futures contracts primarily for the purpose of terminating existing positions.

         Options on Stock Index Futures Contracts, Options on Stock Indices and Options on Equity Securities. Certain Portfolios may purchase put options on stock index futures contracts, stock indices or equity securities for the purpose of hedging the relevant portion of their portfolio securities against an anticipated market-wide decline or against declines in the values of individual portfolio securities, and they may purchase call options on such futures contracts as a hedge against a market advance when they are not fully invested. A Portfolio would write options on such futures contracts primarily for the purpose of terminating existing positions. In general, options on stock indices will be employed in lieu of options on stock index futures contracts only where they present an opportunity to hedge at lower cost. With respect to options on equity securities, a Portfolio may, under certain circumstances, purchase a combination of call options on such securities and U.S. Treasury bills. The Adviser believes that such a combination may more closely parallel movements in the value of the security underlying the call option than would the option itself.

         Further, while a Portfolio generally would not write options on individual portfolio securities, it may do so under limited circumstances known as "targeted sales" and "targeted buys," which involve the writing of call or put options in an attempt to purchase or sell portfolio securities at specific desired prices. A Portfolio would receive a fee, or a "premium," for the writing of the option. For example, where the Portfolio seeks to sell portfolio securities at a "targeted" price, it may write a call option at that price. In the event that the market rises above the exercise price, it would receive its "targeted" price, upon the exercise of the option, as well as the premium income. Also, where it seeks to buy portfolio securities at a "targeted" price, it may write a put option at that price for which it will receive the premium income. In the event that the market declines below the exercise price, a Portfolio would pay its "targeted" price upon the exercise of the option. In the event that the market does not move in the direction or to the extent anticipated, however, the targeted sale or buy might not be successful and a Portfolio could sustain a loss on the transaction that may not be offset by the premium received. In addition, a Portfolio may be required to forego the benefit of an intervening increase or decline in value of the underlying security.

         Options and Futures Strategies. The Adviser may seek to increase the current return of certain Portfolios by writing covered call or put options. In addition, through the writing and purchase of options and the purchase and sale of U.S. and certain foreign stock index futures contracts, interest rate futures contracts, foreign currency futures contracts and related options on such futures contracts, the Adviser may at times seek to hedge against a decline in the value of securities included in the Portfolio or an increase in the price of securities that it plans to purchase for the Portfolio. Expenses and losses incurred as a result of such hedging strategies will reduce the Portfolio's current return. A Portfolio's investment in foreign stock index futures contracts and foreign interest rate futures contracts, and related options on such futures contracts, are limited to only those contracts and related options that have been approved by the CFTC for investment by U.S. investors. Additionally, with respect to a Portfolio's investment in foreign options, unless such options are specifically authorized for investment by order of the CFTC or meet the definition of trade options as set forth in CFTC Rule 32.4, a Portfolio will not make these investments.

         The ability of a Portfolio to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to stock indices, foreign government securities and foreign currencies are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore, no assurance can be given that a Portfolio will be able to utilize these instruments effectively for the purposes stated below. Furthermore, a Portfolio's ability to engage in options and futures transactions may be limited by tax considerations. Although a Portfolio will only engage in options and futures transactions for limited purposes, these activities will involve certain risks which are described below under "Risk Factors Associated with Futures and Options Transactions." A Portfolio will not engage in options and futures transactions for leveraging purposes.

         Writing Covered Options on Securities. Certain Portfolios may write covered call options and covered put options on securities in which it is permitted to invest from time to time as the Adviser determines is appropriate in seeking to attain its objective. Call options written by a Portfolio give the holder the right to buy the underlying securities from a Portfolio at a stated exercise price; put options give the holder the right to sell the underlying security to the Portfolio at a stated price.

         A Portfolio may write only covered options, which means that, so long as the Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, a Portfolio will maintain in a separate account cash or short-term U.S. Government securities with a value equal to or greater than the exercise price of the underlying securities. A Portfolio may also write combinations of covered puts and calls on the same underlying security.

        A Portfolio will receive a premium from writing a put or call option, which increases the Portfolio's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

         A Portfolio may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. A Portfolio will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different put option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Portfolio.

         Purchasing Put and Call Options on Securities. A Portfolio may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since a Portfolio, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Portfolio will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.

         A Portfolio may also purchase call options to hedge against an increase in prices of securities that it wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Portfolio, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, a Portfolio will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs.

         Purchase and Sale of Options and Futures on Stock Indices. A Portfolio may purchase and sell options on non-U.S. stock indices and stock index futures as a hedge against movements in the equity markets.

         Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

         If the Adviser expects general stock market prices to rise, a Portfolio might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of a Portfolio's index option or futures contract resulting from the increase in the index. If, on the other hand, the Adviser expects general stock market prices to decline, a Portfolio might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities in a Portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Portfolio's position in such put option or futures contract.

         Purchase and Sale of Interest Rate Futures. A Portfolio may purchase and sell interest rate futures contracts on foreign government securities including, but not limited to, debt securities of the governments and central banks of France, Germany, Denmark and Japan for the purpose of hedging fixed income and interest sensitive securities against the adverse effects of anticipated movements in interest rates.

         A Portfolio may sell interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the fixed income securities held by a Portfolio will fall, thus reducing the net asset value of the Portfolio. This interest rate risk can be reduced without employing futures as a hedge by selling long-term fixed income securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs to a Portfolio in the form of dealer spreads and brokerage commissions.

         The sale of interest rate futures contracts provides an alternative means of hedging against rising interest rates. As rates increase, the value of a Portfolio's short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of a Portfolio's investments that are being hedged. While a Portfolio will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position which operates to terminate the position in the futures contract), commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of portfolio securities.

         Options on Stock Index Futures Contracts and Interest Rate Futures Contracts. A Portfolio may purchase and write call and put options on non-U.S. stock index and interest rate futures contracts. A Portfolio may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures. For example, a Portfolio may purchase put options or write call options on stock index futures, or interest rate futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices or rise in interest rates, respectively, or purchase call options or write put options on stock index or interest rate futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities or debt securities, respectively, which the Portfolio intends to purchase.

         Purchase and Sale of Currency Futures Contracts and Related Options. In order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions, a Portfolio may buy or sell currency futures contracts and related options. If a fall in exchange rates for a particular currency is anticipated, a Portfolio may sell a currency futures contract or a call option thereon or purchase a put option on such futures contract as a hedge. If it is anticipated that exchange rates will rise, a Portfolio may purchase a currency futures contract or a call option thereon or sell (write) a put option to protect against an increase in the price of securities denominated in a particular currency a Portfolio intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated currency rate changes, and all options on currency futures written by a Portfolio will be covered.

         A currency futures contract sale creates an obligation by a Portfolio, as seller, to deliver the amount of currency called for in the contract at a specified future time for a special price. A currency futures contract purchase creates an obligation by a Portfolio, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a currency futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is fixed at the point of sale.

         The Portfolio will write (sell) only covered put and call options on currency futures. This means that a Portfolio will provide for its obligations upon exercise of the option by segregating sufficient cash or short-term obligations or by holding an offsetting position in the option or underlying currency future, or a combination of the foregoing. A Portfolio will, so long as it is obligated as the writer of a call option on currency futures, own on a contract-for-contract basis an equal long position in currency futures with the same delivery date or a call option on stock index futures with the difference, if any, between the market value of the call written and the market value of the call or long currency futures purchased maintained by a Portfolio in cash, Treasury bills, or other high grade short-term obligations in a segregated account with its custodian. If at the close of business on any day the market value of the call purchased by a Portfolio falls below 100% of the market value of the call written by the Portfolio, a Portfolio will so segregate an amount of cash, Treasury bills or other high grade short-term obligations equal in value to the difference. Alternatively, a Portfolio may cover the call option through segregating with the custodian an amount of the particular foreign currency equal to the amount of foreign currency per futures contract option times the number of options written by a Portfolio. In the case of put options on currency futures written by the Portfolio, the Portfolio will hold the aggregate exercise price in cash, Treasury bills, or other high grade short-term obligations in a segregated account with its custodian, or own put options on currency futures or short currency futures, with the difference, if any, between the market value of the put written and the market value of the puts purchased or the currency futures sold maintained by a Portfolio in cash, Treasury bills or other high grade short-term obligations in a segregated account with its custodian. If at the close of business on any day the market value of the put options purchased or the currency futures by a Portfolio falls below 100% of the market value of the put options written by the Portfolio, a Portfolio will so segregate an amount of cash, Treasury bills or other high grade short-term obligations equal in value to the difference.

         If other methods of providing appropriate cover are developed, a Portfolio reserves the right to employ them to the extent consistent with applicable regulatory and exchange requirements. In connection with transactions in stock index options, stock index futures, interest rate futures, foreign currency futures and related options on such futures, a Portfolio will be required to deposit as "initial margin" an amount of cash or short-term government securities equal to from 5% to 8% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract.

         Limitations on Purchase of Options. The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed 15% of a Portfolio's assets. The Adviser intends to limit a Portfolio's writing of over-the-counter options in accordance with the following procedure. Each Portfolio intends to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts which a Portfolio has in place with such primary dealers will provide that the Portfolio has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Portfolio for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula also may include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. A Portfolio will treat all or a part of the formula price as illiquid for purposes of the 15% test imposed by the SEC staff.

Risk Factors Associated with Futures and Options Transactions

         The effective use of options and futures strategies depends on, among other things, a Portfolio's ability to terminate options and futures positions at times when its the Adviser deems it desirable to do so. Although a Portfolio will not enter into an option or futures position unless the Adviser believes that a liquid secondary market exists for such option or future, there is no assurance that a Portfolio will be able to effect closing transactions at any particular time or at an acceptable price. A Portfolio generally expects that its options and futures transactions will be conducted on recognized U.S. and foreign securities and commodity exchanges. In certain instances, however, a Portfolio may purchase and sell options in the over-the-counter market. A Portfolio's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

         Options and futures markets can be highly volatile and transactions of this type carry a high risk of loss. Moreover, a relatively small adverse market movement with respect to these types of transactions may result not only in loss of the original investment but also in unquantifiable further loss exceeding any margin deposited.

         The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of securities which are the subject of the hedge. Such correlation, particularly with respect to options on stock indices and stock index futures, is imperfect, and such risk increases as the composition of a Portfolio diverges from the composition of the relevant index. The successful use of these strategies also depends on the ability of the Adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements.

         In addition to certain risk factors described above, the following sets forth certain information regarding the potential risks associated with the Portfolios' futures and options transactions.

         Risk of Imperfect Correlation. A Portfolio's ability effectively to hedge all or a portion of its portfolio through transactions in futures, options on futures or options on stock indices depends on the degree to which movements in the value of the securities or index underlying such hedging instrument correlate with movements in the value of the relevant portion of the Portfolio's securities. If the values of the securities being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for a Portfolio might not be successful and the Portfolio could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security or index underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the fund securities. In such instances, a Portfolio's overall return could be less than if the hedging transactions had not been undertaken. Stock index futures or options based on a narrower index of securities may present greater risk than options or futures based on a broad market index, as a narrower index is more susceptible to rapid and extreme fluctuations resulting from changes in the value of a small number of securities. A Portfolio would, however, effect transactions in such futures or options only for hedging purposes.

         The trading of futures and options on indices involves the additional risk of imperfect correlation between movements in the futures or option price and the value of the underlying index. The anticipated spread between the prices may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures and options market. The purchase of an option on a futures contract also involves the risk that changes in the value of underlying futures contract will not be fully reflected in the value of the option purchased. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract or termination date of the option approaches. The risk incurred in purchasing an option on a futures contract is limited to the amount of the premium plus related transaction costs, although it may be necessary under certain circumstances to exercise the option and enter into the underlying futures contract in order to realize a profit. Under certain extreme market conditions, it is possible that a Portfolio will not be able to establish hedging positions, or that any hedging strategy adopted will be insufficient to completely protect the Portfolio.

         A Portfolio will purchase or sell futures contracts or options only if, in the Adviser's judgment, there is expected to be a sufficient degree of correlation between movements in the value of such instruments and changes in the value of the relevant portion of the Portfolio's portfolio for the hedge to be effective. There can be no assurance that the Adviser's judgment will be accurate.

         Potential Lack of a Liquid Secondary Market. The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. This could require a Portfolio to post additional cash or cash equivalents as the value of the position fluctuates. Further, rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures or options market may be lacking. Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While a Portfolio will establish a futures or option position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by a Portfolio, which could require the Portfolio to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on a Portfolio's ability effectively to hedge its securities, or the relevant portion thereof.

         The liquidity of a secondary market in a futures contract or an option on a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures and options contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         Risk of Predicting Interest Rate Movements. Investments in futures contracts on fixed income securities and related indices involve the risk that if the Adviser's investment judgment concerning the general direction of interest rates is incorrect, a Portfolio's overall performance may be poorer than if it had not entered into any such contract. For example, if a Portfolio has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Portfolio has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

         Trading and Position Limits. Each contract market on which futures and option contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Adviser does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding the Portfolios' investments.

         Regulations on the Use of Futures and Options Contracts. Regulations of the CFTC require that the Portfolios enter into transactions in futures contracts and options thereon for hedging purposes only, in order to assure that they are not deemed to be a "commodity pool" under such regulations. In particular, CFTC regulations require that all short futures positions be entered into for the purpose of hedging the value of investment securities held by a Portfolio, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained for the Portfolio, and accrued profits on such positions. In addition, a Portfolio may not purchase or sell such instruments if, immediately thereafter, the sum of the amount of initial margin deposits on its existing futures positions and premiums paid for options on futures contracts would exceed 5% of the market value of the Portfolio's total assets.

         When a Portfolio purchases a futures contract, an amount of cash or cash equivalents or high quality debt securities will be segregated with the Portfolio's custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

         The Portfolios' ability to engage in the hedging transactions described herein may be limited by the current federal income tax requirement that a Portfolio derive less than 30% of its gross income from the sale or other disposition of stock or securities held for less than three months. The Portfolios may also further limit their ability to engage in such transactions in response to the policies and concerns of various Federal and state regulatory agencies. Such policies may be changed by vote of the Board of Trustees.

         Additional Information on Futures and Options

         As stated in the Prospectus, each Portfolio may enter into futures contracts and options for hedging purposes. Such transactions are described in this Schedule. During the current fiscal year, each of these Portfolios intends to limit its transactions in futures contracts and options so that not more than 5% of the Portfolio's net assets are at risk. Furthermore, in no event would any Portfolio purchase or sell futures contracts, or related options thereon, for hedging purposes if, immediately thereafter, the aggregate initial margin that is required to be posted by the Portfolio under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by the Portfolio on its open futures options positions, exceeds 5% of the Portfolio's total assets, after taking into account any unrealized profits and unrealized losses on the Portfolio's open contracts and excluding the amount that a futures option is "in-the-money" at the time of purchase. (An option to buy a futures contract is "in-the-money" if the value of the contract that is subject to the option exceeds the exercise price; an option to sell a futures contract is "in-the-money" if the exercise Price exceeds the value of the contract that is subject of the option.)

I.       Interest Rate Futures Contracts.

         Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures market have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Portfolio may use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

         A Portfolio presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Portfolio, through using futures contracts.

         Description of Interest Rates Futures Contracts. An interest rate futures contract sale would create an obligation by a Portfolio, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Portfolio, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

         Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Portfolio's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Portfolio is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Portfolio pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Portfolio's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Portfolio realizes a gain, and if the purchase price exceeds the offsetting sale price, the Portfolio realizes a loss.

         Interest rate futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. A Portfolio would deal only in standardized contracts on recognized changes. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

         A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; GNMA modified pass-through mortgage-backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Portfolios may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

         Examples of Futures Contract Sale. A Portfolio would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in a Portfolio tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury Bonds"). The Adviser wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the Adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Portfolio might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio securities does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

         In that case, the five-point loss in the market value of the portfolio security would be offset by the five-point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

         The Adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

         If interest rate levels did not change, the Portfolio in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

         Examples of Future Contract Purchase. A Portfolio would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter-term securities whose yields are greater than those available on long-term bonds. The Portfolio's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Portfolio would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Portfolio may purchase.

         For example, assume that the market price of a long-term bond that the Portfolio may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the Adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9-1/2%) in four months. The Portfolio might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Portfolio would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5-point increase in the price that the Portfolio pays for the long-term bond would be offset by the 5-point gain realized by closing out the futures contract Purchase.

         The Adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Portfolio would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

         If, however, short-term rates remained above available long-term rates, it is possible that the Portfolio would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase.

         In each transaction, expenses also would be incurred.

II.      Index Futures Contracts.

         A stock or bond index assigns relative values to the stocks or bonds included in the index, and the index fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indices, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contract, certain exchanges offer futures contracts on narrower market indices, such as the Standard & Poor's 100, the Bond Buyer Municipal Bond Index, an index composed of 40 term revenue and general obligation bonds, or indices based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

         A Portfolio will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Portfolio may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Portfolio will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Portfolio will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

         In addition, a Portfolio may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Portfolio expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Portfolio also may sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

         The following are examples of transactions in stock index futures (net of commissions and premiums, if any).

                   ANTICIPATORY PURCHASE HEDGE: Buy the Future

                Hedge Objective: Protect Against Increasing Price

              Portfolio                    Futures

                                  -Day Hedge is Placed

Anticipate Buying $62,500                  Buying 1 Index Futures at 125
     Equity Portfolio                      Value of Futures = $62,500/Contract

                                  -Day Hedge is Lifted-

Buy Equity Portfolio with                  Sell 1 Index Futures at 130
     Actual Cost = $65,000                 Value of Futures = $65,000/Contract
     Increase in Purchase                  Gain on Futures = $2,500
Price = $2,500

                HEDGING A STOCK PORTFOLIO: Sell the Future Hedge

          Objective: Protect Against Declining (Value of the Portfolio)

Factors

Value of Stock Portfolio = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Portfolio Beta Relative to the Index - 1.0

              Portfolio                    Futures

                                  -Day Hedge is Placed

Anticipate Selling $1,000,000              Sell 16 Index Futures at 125
     Equity Portfolio                      Value of Futures = $1,000,000

                                  -Day Hedge is Lifted-

Equity Portfolio-Own                       Buy 16 Index Futures at 120
     Stock with Value = $960,000           Value of Futures = $960,000
     Loss in Portfolio                     Gain on Futures = $40,000
       Value = $40 000

      If, however, the market moved in the opposite direction, that is, market value decreased and the Portfolio had entered into an anticipatory purchase hedge, or market value increased and the Portfolio had hedged its stock portfolio, the results of the Portfolio's transactions in stock index futures would be as set forth below.

                   ANTICIPATORY PURCHASE HEDGE: Buy the Future

                Hedge Objective: Protect Against Increasing Price

              Portfolio                    Futures

                                  -Day Hedge is Placed

Anticipate Buying $62,500                  Buying 1 Index Futures at 125
     Equity Portfolio                      Value of Futures = $62,500/Contract

                                  -Day Hedge is Lifted-

Buy Equity Portfolio with                  Sell 1 Index Futures at 120
     Actual Cost = $60,000                 Value of Futures = $60,000/Contract
     Decrease in Purchase                  Loss on Futures = $2,500/Contract
     Price = $2,500

                   HEDGING A STOCK PORTFOLIO: Sell the Future

                   Hedge Objective: Protect Against Declining

                             Value of the Portfolio

Factors

Value of Stock Portfolio = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Portfolio Beta Relative to the Index - 1.0

              Portfolio                    Futures
                                  -Day Hedge is Placed

Anticipate Selling $1,000,000              Sell 16 Index Futures at 125
     Equity Portfolio                      Value of Futures = $1,000,000
                                  -Day Hedge is Lifted-

Equity Portfolio-Own                       Buy 16 Index Futures at 130
     Stock with Value = $1,040,000         Value of Futures = $1,040,000
     Gain in Portfolio = $40,000           Loss of Futures = $40,000
       Value = $40 000

III.     Margin Payments

         Unlike when a Portfolio purchases or sells a security, no price is paid or received by the Portfolio upon the purchase or sale of a futures contract. Initially, the Portfolio will be required to deposit with the broker or in a segregated account with the Portfolio's Custodian an amount of cash or cash equivalents, the value, of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying security or index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking to the market. For example, when a Portfolio has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Portfolio will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Portfolio has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable, the Portfolio would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Portfolio's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or gain.

IV.      Risks of Transactions in Futures Contracts

         There are several risks in connection with the use of futures by a Portfolio as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at Al. If the price of the securities being hedged has moved in a favorable direction, this advance will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Portfolio involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge.

         To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, a Portfolio may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Adviser. Conversely, a Portfolio may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It also is possible that, where a Portfolio has sold futures to hedge its portfolio against a decline in the market, the market may advance, and the value of securities held by the Portfolio may decline. If this occurred, the Portfolio would lose money on the future and also experience a decline in value in its portfolio securities.

         Where futures are purchased to hedge against a possible increase in the price of securities before a Portfolio is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Portfolio then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         In instances involving the purchase of futures contracts by a Portfolio, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Portfolio's Custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser still may not result in a successful hedging transaction over a short time frame.

         Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Portfolios intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

         Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.

         Successful use of futures by a Portfolio also is subject to the Adviser's ability to predict correctly movements in the direction of the market. For example, if a Portfolio has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Portfolio will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

V.       Options on Futures Contracts.

         The Portfolios may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

         Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). Although permitted by their fundamental investment policies, the Portfolios do not currently intend to write future options, and will not do so in the future absent any necessary regulatory approvals.

         Accounting Treatment.

         Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

Guaranteed Investment Contracts

         Guaranteed investment contracts, investment contracts or funding agreements (each referred to as a "GIC") are investment instruments issued by highly rated insurance companies. Pursuant to such contracts, a Portfolio may make cash contributions to a deposit fund of the insurance company's general or separate accounts. The insurance company then credits to a Portfolio guaranteed interest. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for a GIC generally becomes part of the general assets of the issuer, and the contract is paid from the general assets of the issuer.

         A Portfolio will only purchase GICs from issuers which, at the time of purchase, meet quality and credit standards established by the Adviser. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Also, a Portfolio may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, at which point the GIC may be considered to be an illiquid investment.

Interest Rate Transactions

         Among the strategic transactions into which certain Portfolios may enter are interest rate swaps and the purchase or sale of related caps and floors. The Portfolios expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. A Portfolio intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g. an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

         A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. In as much as these swaps, caps and floors are entered into for good faith hedging purposes, the Adviser and the Portfolio believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Portfolio will not enter into any swap, cap and floor transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

         With respect to swaps, a Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps and floors require segregation of assets with a value equal to the Portfolio's net obligation, if any.

Lower Rated (or High Yield) Debt Securities

         The yields on lower rated debt and comparable unrated fixed-income securities generally are higher than the yields available on higher-rated securities. However, investments in lower rated debt and comparable unrated securities generally involve greater volatility of price and risk of loss of income and principal, including the probability of default by or bankruptcy of the issuers of such securities. Lower rated debt and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held in a Portfolio's portfolio, with a commensurate effect on the value of the Portfolio's shares. Therefore, an investment in the Portfolio should not be considered as a complete investment program and may not be appropriate for all investors.

         The market prices of lower rated securities may fluctuate more than higher rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower quality debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired.

         Since the risk of default is higher for lower rated securities, the Adviser will try to minimize the risks inherent in investing in lower rated debt securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Adviser will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, have improved, or are expected to improve in the future.

         Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as may buyers. Each Portfolio's policies regarding lower rated debt securities is not fundamental and may be changed at any time without shareholder approval.

         While the market values of lower rated debt and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain lower rated debt and comparable unrated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, lower rated debt securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of lower rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A Portfolio may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for lower rated debt and comparable unrated securities may diminish a Portfolio's ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

         Fixed-income securities, including lower rated debt securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as a Portfolio. If an issuer exercises these rights during periods of declining interest rates, a Portfolio may have to replace the security with a lower yielding security, thus resulting in a decreased return to a Portfolio.

         The market for certain lower rated debt and comparable unrated securities is relatively new and has not weathered a major economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

Options on Currencies

         Certain Portfolios may purchase and sell options on currencies to hedge the value of securities the Portfolio holds or intends to buy. Options on foreign currencies may be traded on U.S. and foreign exchanges or over-the-counter.

Other Investment Companies

         In seeking to attain their investment objectives, certain Portfolios may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. Each Portfolio currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio or by the Trust as a whole. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including Advisory fees. These expenses would be in addition to the Advisory and other expenses that a Portfolio bears in connection with its own operations.

Participation Interests and Company Receipts

         Certain Portfolios may purchase from domestic financial institutions and trusts created by such institutions participation interests and trust receipts in high quality debt securities. A participation interest or receipt gives the Portfolio an undivided interest in the security in the proportion that the Portfolio's participation interest or receipt bears to the total principal amount of the security. As to certain instruments for which the Portfolio will be able to demand payment, the Portfolio intends to exercise its right to do so only upon a default under the terms of the security, as needed to provide liquidity or to maintain or improve the quality of its investment portfolio. It is possible that a participation interest or trust receipt may be deemed to be an extension of credit by the Portfolio to the issuing financial institution rather than to the obligor of the underlying security and may not be directly entitled to the protection of any collateral security provided by the obligor. In such event, the ability of the Portfolio to obtain repayment could depend on the issuing financial institution.

         Participation interests and trust receipts may have fixed, floating or variable rates of interest, and will have remaining maturities of thirteen months or less (as defined by the SEC). If a participation interest or trust receipt is unrated, the Adviser will have determined that the interest or receipt is of comparable quality to those instruments in which the Portfolio may invest pursuant to guidelines approved by the Board of Trustees. For certain participation interests or trust receipts the Portfolio will have the right to demand payment, on not more than 30 days' notice, for all or any part of the Portfolio's participation interest or trust receipt in the securities involved, plus accrued interest.

Real Estate Investment Trusts

         A real estate investment trust ("REIT") is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders.

         REITs may be affected by changes in the value of the underlying property owned or financed by the REIT, while Mortgage REITs also may be affected by the quality of credit extended. Both equity and mortgage REITs are dependent upon management skill and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code").

Repurchase Agreements

         The repurchase price under any repurchase agreements described in the Prospectuses generally equals the price paid by a Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by a Company's custodian in a segregated account or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by such Company under the 1940 Act.

Reverse Repurchase Agreements

         At the time a Portfolio enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolios' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolios' obligation to repurchase the securities. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Portfolios do not establish and maintain a segregated account (as described above). In addition, some or all of the proceeds received by a Portfolio from the sale of a portfolio instrument may be applied to the purchase of a repurchase agreement. To the extent the proceeds are used in this fashion and a common broker/dealer is the counterparty on both the reverse repurchase agreement and the repurchase agreement, the arrangement might be recharacterized as a swap transaction. Under the requirements of the 1940 Act, the Portfolios are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Portfolios' asset coverage and other factors at the time of a reverse repurchase, the Portfolios may not establish a segregated account when the Adviser believes it is not in the best interests of the Portfolios to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.

Securities Lending

         To increase return on portfolio securities, certain Portfolios may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, an irrevocable letter of credit issued by (i) a U.S. bank that has total assets exceeding $1 billion and that is a member of the Federal Deposit Insurance Corporation, or (ii) a foreign bank that is one of the 75 largest foreign commercial banks in terms of total assets, or any combination thereof. Such loans will not be made if, as a result, the aggregate of all outstanding loans of the Portfolio involved exceeds 33% of the value of its total assets which may include cash collateral received for securities loaned. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks. Pursuant to the securities loan agreement a Portfolio is able to terminate the securities loan upon notice of not more than five business days and thereby secure the return to the Portfolio of securities identical to the transferred securities upon termination of the loan.

Short Sales

         Certain Portfolios may from time to time enter into short sales transactions. A Portfolio will not make short sales of securities nor maintain a short position unless at all times when a short position is open, such Portfolio owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. This is a technique known as selling short "against the box." Such short sales will be used by a Portfolio for the purpose of deferring recognition of gain or loss for federal income tax purposes.

Special Situations

         Certain Portfolios may invest in "special situations." A special situation arises when, in the opinion of the Adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs and new management or management policies. Although large and well known companies may be involved, special situations more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.

Stripped Securities

         Certain Portfolios may purchase stripped securities issued or guaranteed by the U.S. Government, where the principal and interest components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under STRIPS, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

         In addition, the Portfolio may purchase stripped mortgage-backed securities ("SMBS") issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions. If the underlying obligations experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recover its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be full recovered. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Trust's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Portfolio's per share net asset value.

         Although stripped securities may not pay interest to holders prior to maturity, Federal income tax regulations require a Portfolio to recognize as interest income a portion of the bond's discount each year. This income must then be distributed to shareholders along with other income earned by the Portfolio. To the extent that any shareholders in the Portfolio elect to receive their dividends in cash rather than reinvest such dividends in additional Portfolio shares, cash to make these distributions will have to be provided from the assets of the Portfolio or other sources such as proceeds of sales of Portfolio shares and/or sales of portfolio securities. In such cases, the Portfolio will not be able to purchase additional income producing securities with cash used to make such distributions and its current income may ultimately be reduced as a result.

U.S. and Foreign Bank Obligations

         These obligations include negotiable certificates of deposit, banker's acceptances and fixed time deposits. Each Portfolio limits its investments in domestic bank obligations to banks having total assets in excess of $1 billion and subject to regulation by the U.S. Government. Each Portfolio may also invest in certificates of deposit issued by members of the Federal Deposit Insurance Corporation ("FDIC") having total assets of less than $1 billion, provided that the Portfolio will at no time own more than $100,000 principal amount of certificates of deposit (or any higher principal amount which in the future may be fully covered by FDIC insurance) of any one of those issuers. Fixed time deposits are obligations which are payable at a stated maturity date and bear a fixed rate of interest. Generally, fixed time deposits may be withdrawn on demand by a Portfolio, but they may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. Although fixed time deposits do not have a market, there are no contractual restrictions on a Portfolio's right to transfer a beneficial interest in the deposit to a third party.

         Each Portfolio limits its investments in foreign bank obligations (i.e., obligations of foreign branches and subsidiaries of domestic banks, and domestic and foreign branches and agencies of foreign banks) to obligations of banks which at the time of investment are branches or subsidiaries of domestic banks which meet the criteria in the preceding paragraphs or are branches or agencies of foreign banks which (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies in the United States; and (iv) in the opinion of the Adviser, pursuant to the procedures approved established by the Trust's Board of Trustees, are of an investment quality comparable to obligations of domestic banks which may be purchased by a Portfolio. These obligations may be general obligations of the parent bank in addition to the issuing branch or subsidiary, but the parent bank's obligations may be limited by the terms of the specific obligation or by governmental regulation. Each Portfolio also limits its investments in foreign bank obligations to banks, branches and subsidiaries located in Western Europe (United Kingdom, France, Germany, Belgium, The Netherlands, Italy and Switzerland), Scandinavia (Denmark and Sweden), Australia, Japan, the Cayman Islands, the Bahamas and Canada. Each Portfolio will limit its investment in securities of foreign banks to not more than 20% of total assets at the time of investment.

         Each Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of the total assets of the Portfolio.

U.S. Government Obligations

         Each Portfolio may invest in U.S. Government obligations. Examples of the types of U.S. Government obligations that may be held by the Portfolios include, in addition to U.S. Treasury bonds, notes and bills, the obligations of the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Tennessee Valley Authority, Resolution Funding Corporation and Maritime Administration. Obligations guaranteed as to principal or interest by the U.S. Government, its agencies, authorities or instrumentalities are deemed to include: (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. If such participations are illiquid they will not be purchased.

         U.S. Government obligations include principal and interest components of securities issued or guaranteed by the U.S. Treasury if the components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program. Obligations issued or guaranteed as to principal or interest by the U.S. Government, its agencies, authorities or instrumentalities may also be acquired in the form of custodial receipts. These receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities.

Use of Segregated and Other Special Accounts

         Options, futures and forward foreign currency contracts that obligate a Portfolio to provide cash, securities or currencies to complete such transactions will entail that Portfolio to either segregate assets in an account with, or on the books of, the Company's custodian, or otherwise "covering" the transaction as described below. For example, a call option written by a Portfolio will require the Portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or liquid assets sufficient to meet the obligation by purchasing and delivering the securities if the call is exercised. A call option written on an index will require that Portfolio to have portfolio securities that correlate with the index. A put option written by a Portfolio also will require that Portfolio to have available assets sufficient to purchase the securities the Portfolio would be obligated to buy if the put is exercised.

         A forward foreign currency contract that obligates a Portfolio to provide currencies will require the Portfolio to hold currencies or liquid securities denominated in a foreign currency which will equal the Portfolio's obligations. Such a contract requiring the purchase of currencies also requires segregation.

         Unless a segregated account consists of the securities, cash or currencies that are the subject of the obligation, a Portfolio will hold cash, U.S. Government securities and other high grade liquid debt obligations in a segregated account. These assets cannot be transferred while the obligation is outstanding unless replaced with other suitable assets. In the case of an index-based transaction, a Portfolio could own securities substantially replicating the movement of the particular index.

         In the case of a futures contract, a Portfolio must deposit initial margin and variation margin, as often as daily, if the position moves adversely, sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Similarly, options on futures contracts require a Portfolio to deposit margin to the extent necessary to meet the Portfolio's commitments.

         In lieu of such assets, such transactions may be covered by other means consistent with applicable regulatory policies. A Portfolio may enter into off-setting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and hedging transactions. For example, a Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by that Portfolio. Moreover, instead of segregating assets if a Portfolio held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Of course, the off-setting transaction must terminate at the time of or after the primary transaction.

Variable- and Floating-Rate Instruments

         Certain Portfolios may purchase variable-rate and floating rate obligations. If such instrument is not rated, the Adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers and guarantors of such obligations and, if the obligation is subject to a demand feature, will monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, a variable-rate demand instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligations next interest rate adjustment. Other variable-rate obligations will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time a Portfolio can recover payment of principal as specified in the instrument.

         The variable- and-floating rate demand instruments that the Portfolios may purchase include participations in Municipal Securities purchased from and owned by financial institutions, primarily banks. Participation interests provide a Portfolio with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice, not to exceed 30 days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Adviser has determined meets the prescribed quality standards for the Portfolios. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit, and issuing the repurchase commitment.

Warrants

         Certain Portfolios are permitted to invest in warrants. Warrants are privileges issued by corporations enabling the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The purchase of warrants involves the risk that the purchaser could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

When-Issued Purchases and Forward Commitments

         A Portfolio may agree to purchase securities on a when-issued basis or enter into a forward commitment to purchase securities. When a Portfolio engages in these transactions, its custodian will segregate cash, U.S. government securities or other high quality debt obligations equal to the amount of the commitment. Normally, the custodian will segregate portfolio securities to satisfy a purchase commitment, and in such a case a Portfolio may be required subsequently to segregate additional assets in order to ensure that the value of the segregated assets remains equal to the amount of the Portfolio's commitment. Because a Portfolio will segregate cash or liquid assets to satisfy its purchase commitments in the manner described, the Portfolio's liquidity and ability to manage its portfolio might be adversely affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its assets. In the case of a forward commitment to sell portfolio securities, the Portfolio's custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding.

         A Portfolio will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Portfolio may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. In these cases the Portfolio may realize a capital gain or loss.

         When a Portfolio engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

         The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the net asset value of a Portfolio starting on the date the Portfolio agrees to purchase the securities. The Portfolio does not earn dividends on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Portfolio makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Portfolio's assets. Fluctuations in the value of the underlying securities are not reflected in the Portfolio's net asset value as long as the commitment remains in effect.

Portfolio Turnover

         Generally, the Equity Portfolios, the Index Portfolios and the Balanced Portfolio will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. If a Portfolio's annual portfolio turnover rate exceeds 100%, it may result in higher brokerage costs and possible tax consequences for the Portfolio and its shareholders. For the portfolio turnover rates for each Portfolio see the "Financial Highlights" in the Prospectus.

Investment Risks

         In addition to the risks identified in certain of the securities descriptions above, there also are general investment risks associated with an investment in any of the Portfolios.

         Investments by a Portfolio in common stocks and other equity securities are subject to stock market risks. The value of the stocks that the Portfolio holds, like the broader stock market, may decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. As of the date of this Prospectus, the stock market, as measured by the S&P 500 Index and other commonly used indexes, was trading at or close to record levels. There can be no guarantee that these levels will continue.

         Nations Marsico Focused Equities Portfolio, as a non-diversified fund, may invest in fewer issuers than diversified funds such as Nations Marsico Growth & Income Portfolio. Therefore, appreciation or depreciation of an investment in a single issuer could have a greater impact on the Portfolio's net asset value. The Portfolio reserves the right to become a diversified fund by limiting the investments in which more than 5% of its total assets are invested.

         The value of a Portfolio's investments in debt securities, including U.S. Government Obligations, will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities that are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due. In addition, obligations with the lowest investment grade rating (e.g., "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's")) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio. The Adviser will consider such an event in determining whether the Portfolio should continue to hold the obligation. Unrated obligations may be acquired by the Portfolio if they are determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired.

         Certain of the Portfolios' investments constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under certain circumstances, significantly increase a purchaser's exposure to market or other risks. The Adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with such Portfolio's investment objective and do not unduly increase the Portfolio's exposure to market or other risks. For additional risk information regarding the Portfolios' investments in particular instruments, see "Appendix A -- Portfolio Securities."

         Certain of the Portfolios may invest in securities of smaller and newer issuers. Investments in such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but also present greater risks than investments in more established companies with longer operating histories and greater financial capacity.

         Special Risks Relating to International Portfolios -- Investors should understand and consider carefully the special risks involved in foreign investing.

         Investors in International Portfolios should be aware that such Portfolios may, from time to time, invest up to 35% of its total assets in securities of companies located in Eastern Europe. Economic and political reforms in this region are still in their infancy. As a result, investment in such countries would be highly speculative and could result in losses to the Portfolio and, thus, to its shareholders.

         Moreover, investing in securities denominated in foreign currencies and utilization of forward foreign currency exchange contracts and other currency hedging techniques involve certain considerations comprising both opportunities and risks not typically associated with investing in U.S. dollar-denominated securities. Additionally, changes in the value of foreign currencies can significantly affect a Portfolio's share price. General economic and political factors in the various world markets also can impact a Portfolio's share price.

         The expenses to individual investors of investing directly in foreign securities are very high relative to similar costs for investing in U.S. securities. While the Portfolios offer a more efficient way for individual investors to participate in foreign markets, expenses, including custodial fees, are also higher than the typical domestic equity mutual fund.

         Risks unique to international investing include: (1) restrictions on foreign investment and repatriation of capital; (2) fluctuations in currency exchange rates; (3) costs of converting foreign currency into U.S. dollars and U.S. dollars into foreign currencies; (4) greater price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in United States markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets and war;
(7) possible imposition of foreign taxes and exchange control and currency restrictions; (8) lack of uniform accounting, auditing and financial reporting standards; (9) less governmental supervision of securities markets, brokers and issuers of securities; (10) less financial information available to investors; and (11) difficulty in enforcing legal rights outside the United States. These risks often are heightened for investments in emerging or developing countries. See "Appendix A" for additional discussion of the risks associated with an investment in Nations Marsico International Opportunities Portfolio.

         Special Risk Relating to Nations High Yield Bond Portfolio -- High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield bonds have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market. Legislation designed to limit the use of high yield bonds in corporate transactions may have a material adverse effect on a Portfolio's net asset value and investment practices. In addition, there may be special tax considerations associated with investing in high yield bonds structured as zero coupon or payment-in-kind securities. A Portfolio records the interest on these securities annually as income even though it receives no cash interest until the security's maturity or payment date. Also, distributions on account of such interest generally will be taxable to shareholders even if the Portfolio does not distribute cash to them. Therefore, in order to pay taxes on this interest, shareholders may have to redeem some of their shares to pay the tax or the Portfolio may have to sell some of its assets to reduce the Portfolio's assets and may thereby increase its expense ratio and decrease its rate of return. The Sub-Adviser seeks to reduce risk through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets. In addition, investments in foreign securities may serve to provide further diversification.

         Because certain high yield debt instruments that the Nations High Yield Bond Portfolio purchases may be instruments issued by foreign governments, agencies, corporations or other entities of countries, some of which may be considered emerging markets countries, there are certain additional risks associated with such investments.

         Investors should also understand and consider carefully the special risks involved in foreign investing. Such risks include, but are not limited to:
(1) restrictions on foreign investment and repatriation of capital; (2) fluctuations in currency exchange rates, which can significantly affect a Portfolio's share price; (3) costs of converting foreign currency into U.S. dollars and U.S. dollars into foreign currencies; (4) greater price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in U.S. markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets and war;
(7) possible impositions of foreign taxes and exchange control and currency restrictions; (8) lack of uniform accounting, auditing and financial reporting standards; (9) less governmental supervision of securities markets, brokers and issuers of securities; (10) less financial information available to investors; and (11) difficulty in enforcing legal rights outside the United States.

         Certain of the risks associated with investments by Nations High Yield Bond Portfolio in foreign securities are heightened with respect to investment in emerging markets countries. Political and economic structures in many emerging market countries, especially those in Eastern Europe, the Pacific Basin, and the Far East, may be undergoing significant evolution and rapid development, and may lack the social, political and economic stability characteristic of more developed countries. Investing in emerging markets securities also involves risks which are in addition to the usual risks inherent in foreign investments. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally and some countries with emerging securities markets have sustained long periods of substantially high inflation or rapid fluctuation in inflation rates which can have negative effects on a country's economy or securities markets.

                             MANAGEMENT OF THE TRUST

         The business and affairs of the Trust are managed under the direction of its Board of Trustees. The Trust's SAI contains the names of and general background information concerning each Trustee of the Trust.

         The Trust and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.

         The Trustees and Executive Officers of the Trust and their principal occupations during the last five years are set forth below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Those Trustees who are "interested persons" of the Trust (as defined in the 1940
Act) are indicated by an asterisk(*).

                                                                 Principal Occupations
                                                                 During Past 5 Years
                                      Position with              and Current
Name, Address, and Age                the Trust                  Directorships
----------------------                ---------                  -------------
Edmund L. Benson, III, 63             Trustee                    Director, President and Treasurer, Saunders & Benson, Inc.
Saunders & Benson, Inc.                                          (Insurance), Insurance Managers, Inc. (insurance); Trustee, Nations
1510 Willow Lawn Drive                                           Reserves, Nations Master Investment Trust, Nations Separate Account
Suite 216                                                        Trust, Nations Fund Trust, and Nations Funds Trust; Director,
Richmond, VA 23230                                               Nations Fund, Inc., and Nations LifeGoal Funds, Inc.; Director,
                                                                 Nations Fund Portfolios, Inc. through August, 1999.

William P. Carmichael, 56             Trustee                    Trustee - 231 Funds (investment company) from 1993 to 1995, Time
Succession Fund                                                  Horizon Fund (investment company) from 1995 to 1999, Pacific
The Wrigley Building                                             Innovations Trust (investment company) from 1997 to 1999, Nations
400 North Michigan Avenue                                        Separate Account Trust (investment company) since December 1999,
Suite 1016                                                       Nations Master Investment Trust (investment company) since December
Chicago, IL  60611                                               1999 and Nations Funds Trust (investment company) since December
                                                                 1999; Director- The Hain Food Group, Inc. (specialty food products distributor) until December 1998, Cobra Electronics Corporation
                                                                 (electronic equipment manufacturer), Opta Food Ingredients, Inc.
                                                                 (food ingredients manufacturer), Golden Rule Insurance Company,
                                                                 Nations LifeGoal Funds, Inc. (investment company) since December
                                                                 1999.

James Ermer, 57                       Trustee                    Retired Executive Vice President, Corporate Development and
11511 Compass Point Drive                                        Planning - Land America (title insurance); Senior Vice President,
Ft. Meyers, FL  33908                                            Finance - CSX Corporation (transportation and natural resources);
                                                                 Director - National Mine Service (mining supplies), Lawyers Title
                                                                 Corporation (title insurance); Trustee, Nations Reserves, Nations
                                                                 Fund Trust, Nations Separate Account Trust, Nations Master
                                                                 Investment Trust, and Nations Funds Trust; Director, Nations Fund,
                                                                 Inc. and Nations LifeGoal Funds, Inc.; Director, Nations Fund
                                                                 Portfolios, Inc. through August, 1999.

                                                                 Principal Occupations
                                                                 During Past 5 Years
                                      Position with              and Current
Name, Address, and Age                the Trust                  Directorships
----------------------                ---------                  -------------
William H. Grigg, 67                  Trustee                    Chairman Emeritus since July 1997, Chairman and Chief Executive
Duke Power Co.                                                   Officer from April 1994 to July 1997 - Duke Power Co.; Director -
16092A Reap Road                                                 The Shaw Group, Inc.; Director and Vice Chairman, Aegis Insurance
Albermarle, NC  28001                                            Services, Ltd. (a mutual insurance company in Bermuda); Trustee,
                                                                 Nations Reserves, Nations Fund Trust, Nations Separate Account
                                                                 Trust, Nations Master Investment Trust, and Nations Funds Trust;
                                                                 Director, Hatteras Income Securities, Inc., Nations Government
                                                                 Income Term Trust 2003, Inc., Nations Government Income Term Trust
                                                                 2004, Inc., Nations Balanced Target Maturity Fund, Inc., Nations
                                                                 Fund, Inc. and Nations LifeGoal Funds, Inc.; Director, Nations Fund
                                                                 Portfolios, Inc. through August, 1999.

Thomas F. Keller, 68                  Trustee                    R.J. Reynolds Industries Professor of Business Administration and
Fuqua School of Business                                         Former Dean - Fuqua School of Business, Duke University; Director -
P.O. Box 90120                                                   LADD Furniture, Inc. (furniture), Wendy's International, Inc.
Duke University                                                  (restaurant operating and franchising), American Business Products,
Durham, NC 27708                                                 Inc. (printing services), Dimon, Inc. (tobacco), Biogen, Inc.
                                                                 (pharmaceutical biotechnology); Trustee, The Mentor Funds, Mentor
                                                                 Institutional Trust, Cash Reserve Trust, Nations Reserves, Nations
                                                                 Fund Trust, Nations Separate Account Trust, Nations Master
                                                                 Investment Trust, and Nations Funds Trust; Director, Hatteras
                                                                 Income Securities, Inc., Nations Government Income Term Trust 2003,
                                                                 Inc., Nations Government Income Term Trust 2004, Inc., Nations
                                                                 Balanced Target Maturity Fund, Inc. and Nations LifeGoal Funds,
                                                                 Inc.; Director, Nations Fund Portfolios, Inc. through August, 1999.

Carl E. Mundy, Jr., 64                Trustee                    President and CEO - USO from May 1996 to present; Commandant -
USO World Headquarters                                           United States Marine Corps from July 1991 to July 1995; Director -
Washington Navy Yard                                             Shering-Plough (pharmaceuticals and health care products); General
Building 198                                                     Dynamics Corporation (defense systems); Trustee, Nations Reserves,
901 M Street, S.E.                                               Nations Fund Trust, Nations Separate Account Trust, Nations Master
Washington, D.C.  20374-5096                                     Investment Trust, and Nations Funds Trust; Director, Nations Fund,
                                                                 Inc. and Nations LifeGoal Funds, Inc.; Director, Nations Fund
                                                                 Portfolios, Inc. through August, 1999.

                                                                 Principal Occupations
                                                                 During Past 5 Years
                                      Position with              and Current
Name, Address, and Age                the Trust                  Directorships
----------------------                ---------                  -------------
Dr. Cornelius J. Pings, 71*           Trustee                    President - Association of American Universities from February 1993
480 S. Orange Grove Blvd.                                        to June 1998; Director - Farmers Group, Inc. (insurance company),
Pasadena, CA  91105                                              Nations Fund, Inc. and Nations LifeGoal Funds, Inc.; Trustee,
                                                                 Master Investment Trust, Series I from 1995 to 1999, Master
                                                                 Investment Trust, Series II from 1995 to 1997, Nations Reserves,
                                                                 Nations Fund Trust, Nations Separate Account Trust, Nations Master
                                                                 Investment Trust, and Nations Funds Trust; Director/Trustee and
                                                                 Chairman - Pacific Horizon Funds, Inc. and Master Investment Trust,
                                                                 Series I, from inception to May 1999; Director - Time Horizon Funds and Pacific Innovations Trust; Director, Nations Fund Portfolios,
                                                                 Inc. through August, 1999.

James B. Sommers, 61*                 Trustee                    President - NationsBank Trust from January 1992 to September 1996;
237 Cherokee Road                                                Executive Vice President - NationsBank Corporation from January
Charlotte, NC  28207                                             1992 to May 1997; Chairman - Central Piedmont Community College
                                                                 Foundation; Board of Commissioners, Charlotte/ Mecklenberg Hospital
                                                                 Authority; Director - Nations Fund, Inc. and Nations LifeGoal
                                                                 Funds, Inc.; Trustee, Central Piedmont Community College; Mint
                                                                 Museum of Art, Nations Reserves, Nations Fund Trust, Nations
                                                                 Separate Account Trust, Nations Master Investment Trust, and
                                                                 Nations Funds Trust; Director, Nations Fund Portfolios, Inc.
                                                                 through August, 1999.

A. Max Walker, 78*                    President, Trustee and     Independent Financial Consultant; Director and Chairman of the
4580 Windsor Gate Court               Chairman of the Board      Board - Hatteras Income Securities, Inc., Nations Government Income
Atlanta, GA 30342                                                Term Trust 2003, Inc., Nations Government Income Term Trust 2004,
                                                                 Inc., Nations Balanced Target Maturity Fund, Inc.; President,
                                                                 Director and Chairman of the Board - Nations Fund, Inc. and Nations
                                                                 LifeGoal Funds, Inc.; President, Trustee and Chairman of the Board
                                                                 - Nations Reserves, Nations Fund Trust, Nations Separate Account
                                                                 Trust, Nations Master Investment Trust, and Nations Funds Trust;
                                                                 Director, Nations Fund Portfolios, Inc. through August, 1999.

Charles B. Walker, 61                 Trustee                    Director-Ethyl Corporation (chemical manufacturing); Vice Chairman
Albermarle Corporation                                           and Chief Financial Officer - Albemarle Corporation (chemical
Vice Chairman and CFO                                            manufacturing); Director, Nations Fund, Inc. and Nations LifeGoal
330 South Fourth Street                                          Funds, Inc.; Trustee, Nations Reserves, Nations Fund Trust, Nations
Richmond, VA 23219                                               Separate Account Trust, Nations Master Investment Trust, and
                                                                 Nations Funds Trust; Director, Nations Fund Portfolios, Inc.
                                                                 through August, 1999.

                                                                 Principal Occupations
                                                                 During Past 5 Years
                                      Position with              and Current
Name, Address, and Age                the Trust                  Directorships
----------------------                ---------                  -------------
Thomas S. Word, Jr., 61*              Trustee                    Partner - McGuire, Woods, Battle & Boothe LLP (law firm); Director
McGuire, Woods, Battle & Boothe LLP                              - Vaughan-Bassett Furniture Companies, Inc. (furniture), Nations
One James Center                                                 Fund, Inc. and Nations LifeGoal Funds, Inc.; Trustee, Nations
8th Floor                                                        Reserves, Nations Fund Trust, Nations Separate Account Trust,
Richmond, VA  23219                                              Nations Master Investment Trust, and Nations Funds Trust; Director,
                                                                 Nations Fund Portfolios, Inc. through August, 1999.

Richard H. Blank, Jr., 42             Secretary and Treasurer    Senior Vice President since 1998, Vice President from 1994 to 1998
Stephens Inc.                                                    and Manager from 1990 to 1994 - Mutual Fund Services, Stephens
111 Center Street                                                Inc.; Secretary since September 1993 and Treasurer since November
Little Rock, AR  72201                                           1998 - Nations Fund, Inc., Nations LifeGoal Funds, Inc., Nations
                                                                 Reserves, Nations Fund Trust, Nations Separate Account Trust,
                                                                 Nations Master Investment Trust, and Nations Funds Trust; Secretary
                                                                 and Treasurer, Nations Fund Portfolios, Inc. through August, 1999.

Michael W. Nolte, 39                  Assistant Secretary        Assistant Secretary - Nations Fund Trust, Nations Fund, Inc.,
Stephens Inc.                                                    Nations Reserves, Nations LifeGoal Funds, Inc., Nations Separate
                                                                 Account Trust, Nations Master Investment Trust, and Nations Funds
                                                                 Trust; Assistant Secretary, Nations Fund Portfolios, Inc. through
                                                                 August, 1999.

Carolyn Wyse, 37                      Assistant Secretary and    Administrator since 1993 and Assistant Secretary and Assistant
Stephens Inc.                         Assistant Treasurer        Treasurer since August 1999- Nations Fund Trust, Nations Fund,
                                                                 Inc., Nations Reserves, Nations LifeGoal Funds, Inc., Nations
                                                                 Separate Account Trust, Nations Master Investment Trust and Nations
                                                                 Funds Trust.

         Mr. Blank serves as Treasurer to certain other investment companies for which Stephens also serves as Co-Administrator, Sponsor, Distributor, Administrator and/or Adviser.

         Each Trustee is a board member of the Trust, Nations Fund Trust, Nations Fund, Inc., Nations Reserves, Nations Master Investment Trust, Nations LifeGoal Funds, Inc. and Nations Funds Trust each a registered investment company that is part of the Nations Funds Family, except William P. Carmichael, who is only a board member of the Trust, Nations Funds Trust, Nations Master Investment Trust and Nations LifeGoal Funds, Inc. Richard H. Blank, Jr., Michael
W. Nolte, and Carolyn Wyse also are Officers of the Trust, Nations Fund Trust, Nations Fund Inc., Nations Reserves, Nations Master Investment Trust, Nations LifeGoal Funds, Inc., and Nations Funds Trust.

         The Trust, each Adviser, and Stephens have adopted a code of ethics which, contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the amendments to Rule 17j-1 under the 1940 Act as set forth in the August 20, 1999 Release. Each code of ethics, among other things, prohibits each access person of the Trust from purchasing or selling securities when such person knows or should have known that, at the time of the transaction, the security (i) was being considered for purchase or sale by a Portfolio, or (ii) was being purchased or sold by a Portfolio. For purposes of the code of ethics, an access person means (i) a director or officer of the Trust, (ii) any employee of the Trust (or any company in a control relationship with the Trust) who, in the course of his/her regular duties, obtains information about, or makes recommendations with respect to, the purchase or sale of securities by the Trust, and (iii) any natural person in a control relationship with the Trust who obtains information concerning recommendations made to the Trust regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions, including a requirement that they disgorge to the Trust any profits realized on short-term trading (i.e., the purchase/sale or sale/purchase of securities within any 60-day period). The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the code of ethics generally requires that the Trust's access persons, other than its "disinterested" trustees, submit reports to the Trust's designated compliance person regarding transactions involving securities which are eligible for purchase by a Portfolio. The codes of ethics for the Companies, Advisers, and Stephens are on public file with, and are available from, the SEC.

Nations Funds Retirement Plan

         Under the terms of the Nations Funds Retirement Plan for Eligible Trustees (the "Retirement Plan"), each Trustee may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Retirement Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the open-end investment companies advised by the Adviser. If a Trustee retires before reaching age 65, no benefits are payable. Each eligible Trustee is entitled to receive an annual benefit from the Portfolios commencing on the first day of the calendar quarter coincident with or next following his/her date of retirement equal to 5% of the aggregate Trustee's fees payable by the Portfolios during the calendar year in which the Trustee's retirement occurs multiplied by the number of years of service (not in excess of ten years of service), completed with respect to any of the Portfolios. Such benefit is payable to each eligible Trustee in quarterly installments for a period of no more than five years. If an eligible Trustee dies after attaining age 65, the Trustee's surviving spouse (if any) will be entitled to receive 50% of the benefits that would have been paid (or would have continued to have been paid) to the Trustee if he or she had not died. The Retirement Plan is unfunded. The benefits owed to each Trustee are unsecured and subject to the general creditors of the Portfolios.

Nations Funds Deferred Compensation Plan

         Under the terms of the Nations Funds Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan"), each Trustee may elect, on an annual basis, to defer all or any portion of the annual board fees (including the annual retainer and all attendance fees) payable to the Trustee for that calendar year. An application was submitted to and approved by the SEC to permit deferring trustees to elect to tie the rate of return on fees deferred pursuant to the Deferred Compensation Plan to one or more of certain investment Portfolios. Distributions from the deferring Trustees' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of five years beginning on the date the deferring Trustee's retirement benefits commence under the Retirement Plan. The Board of Trustees, in its sole discretion, may accelerate or extend such payments after a Trustee's termination of service. If a deferring Trustee dies prior to the commencement of the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his/her designated beneficiary in a lump sum as soon as practicable after the Trustee's death. If a deferring Trustee dies after the commencement of such distribution, but prior to the complete distribution of his or her deferral account, the balance of the amounts credited to his or her deferral account will be distributed to the designated beneficiary over the remaining period during which such amounts were distributable to the Trustee. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way and deferring Trustees have the status of unsecured creditors of the Portfolios from which they are deferring compensation.

         Trustee Compensation

         Board members of the Trust are compensated for their services to the Nations Funds Family on a flat rate basis, and not on a per registered investment company or per fund basis as outlined in the following chart.

                      Board Member Compensation Arrangement

----------------------------------------------------------------------------------------
Board Member                  Annual Retainer:  $65,000
                                   Board Chairman:  Additional 20% of the base annual
                                   retainer.
                              Payable in quarterly installments. Payable pro rata
                              for partial calendar year of service. Allocated across
                              multiple registrants.
                              Meeting Fees:  $5,000 per meeting for in-person meetings
                              (up to six meetings per calendar year) and $1,000 for
                              telephone meetings.  Allocated across multiple registrants convened at meetings.
----------------------------------------------------------------------------------------
Audit Committee Members       Chairman:  Additional 10% of the base annual retainer as
                              Board Member.
                              Meeting Fees:   $1,000 per meeting if not held within one
                              calendar day before or after regularly scheduled Board
                              meetings.  Allocated across multiple registrants convened
                              at meetings.
----------------------------------------------------------------------------------------
Nominating Committee Members  Meeting Fees:  $1,000 per meeting if not held within one calendar day before or after regularly scheduled Board
                              meetings.  Allocated across multiple registrants convened
                              at meetings.
----------------------------------------------------------------------------------------

         The following Compensation Table provides the compensation paid by the Trust to the Trustees for the year ended December 31, 1999. From January 1, 1999 to June 30, 1999 each Trustee received (i) an annual retainer of $1,000 ($3,000 for the Chairman of the Board) plus $500 for each Portfolio of the Trust, plus
(ii) a fee of $1,000 for attendance at each "in-person" meeting of the Board of Trustees (or Committee thereof) and $500 for attendance at each other meeting of the Board of Trustees (or Committee thereof). Beginning July 1, 1999 the Trustees were compensated according to the Compensation Arrangement as outlined above.

                                                    COMPENSATION TABLE

                                      Aggregate          Pension or Retirement
                                  Compensation from     Benefits Accrued as Part   Estimated Annual   Total Compensation from
        Name of Person                   the                  of Portfolio          Benefits Upon       Registrant and Fund
         Position (1)                   Trust                   Expenses              Retirement           Complex (2)(3)
         ------------                   -----                   --------              ----------           --------------
Edmund L. Benson, III,                 $10,061                   $1,320                 $48,000              $88,071
Trustee                                                                                                     (50% Def'd)

William P. Carmichel (4)                   N/A                      N/A                   N/A                    N/A
Trustee

James Ermer                             10,291                    1,320                 48,000                91,375
Trustee

William H. Grigg                         9,830                    1,320                 48,000               100,766
Trustee                                                                                                     (100% Def'd)

Thomas F. Keller                        10,192                    1,320                 51,000               104,081
Trustee                                                                                                     (100% Def'd)

Carl E. Mundy, Jr.                      10,291                    1,320                 48,000                91,375
Trustee

Cornelius J. Pings                       8,041                    1,320                 48,000                70,750
Trustee

James Sommers                           10,291                    1,320                 48,000                91,375

                                                    COMPENSATION TABLE

                                      Aggregate          Pension or Retirement
                                  Compensation from     Benefits Accrued as Part   Estimated Annual   Total Compensation from
        Name of Person                   the                  of Portfolio          Benefits Upon       Registrant and Fund
         Position (1)                   Trust                   Expenses              Retirement           Complex (2)(3)
         ------------                   -----                   --------              ----------           --------------
Trustee

A. Max Walker                           11,855                    1,320                 54,000               123,125
Chairman of the Board

Charles B. Walker                        9,291                    1,320                 48,000                85,375
Trustee

Thomas S. Word                           9,719                    1,320                 48,000                82,766
Trustee                                                                                                     (100% Def'd)

                                       $99,862                  $13,200               $489,000              $929,059
                                       =======                  =======               ========              ========

         (1) All Trustees receive reimbursements for expenses related to their attendance at meetings of the Board of Trustees. Officers of the Trust receive no direct remuneration in such capacity from the Trust.

         (2) Messrs. Grigg, Keller and A.M. Walker receive compensation from 11 investment companies, including the Trust, that are deemed to be part of the Nations Funds "fund complex," as that term is defined under Rule 14a-101 of the Securities Exchange Act of 1934, as amended. Messrs. Benson, Ermer, Mundy, Pings, Sommers, C. Walker and Word, receive compensation from seven investment companies, including the Trust, deemed to be part of the fund complex. Mr. Carmichael receives compensation from four investment companies, including the Trust, deemed to be part of the fund complex.

         (3) Total compensation amounts include deferred compensation (including interest) payable to or accrued for the following Trustees: Edmund L. Benson, III ($39,751); William H. Grigg ($79,501); Thomas F. Keller ($82,616); and Thomas S. Word ($77,543).

         (4) Mr. Carmichael was appointed to the Board of Trustees of the Trust, Nations Funds Trust, Nations Master Investment Trust and Nations LifeGoal Funds, Inc. in December 1999. Mr. Carmichael did not receive any compensation from the Trust for the period ended December 31, 1999.

Shareholder and Trustee Liability

         Under Delaware law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. However, the Trust's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust, and that every note, bond, contract, order, or other undertaking made by the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the Trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

         The Declaration of Trust states further that no Trustee, Officer, or Agent of the Trust shall be personally liable for, or on account of, any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the Trust estate or the conduct of any business of the Trust; nor shall any Trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties as Trustee. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Trust shall look solely to the Trust property for payment.

         With the exceptions stated, the Declaration of Trust provides that a Trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him or her in connection with the defense or disposition of any proceeding in which he or she may be involved or with which he/she may be threatened by reason of his or her being or having been a Trustee, and that the Trustees have the power, but not the duty, to indemnify Officers and employees of the Trust unless any such person would not be entitled to indemnification had he or she been a Trustee.

                  INVESTMENT ADVISORY, ADMINISTRATION, CUSTODY,
              TRANSFER AGENCY AND SHAREHOLDER SERVICING AGREEMENTS

Investment Advisers and Sub-Advisers

         Bank of America and its Investment Adviser and Sub-Adviser Affiliates

         BAAI is the investment adviser to the Portfolios. BACAP is the investment sub-adviser to Nations Capital Growth Portfolio, Nations Small Company Portfolio, Nations Value Portfolio and Nations MidCap Growth Portfolio. Brandes is the investment sub-adviser to Nations International Value Portfolio. Marsico Capital is the investment sub-adviser to Nations Marsico Focused Equities Portfolio, Nations Marsico Growth & Income Portfolio, Nations Marsico 21st Century Portfolio and Nations Marsico International Opportunities Portfolio. MacKay Shields is the investment sub-adviser to Nations High Yield Bond Portfolio. Chicago Equity is the co-investment sub-adviser with BACAP to Nations Asset Allocation Portfolio.

         BAAI also serves as the investment adviser to the funds of Nations Fund, Inc., Nations Fund Trust, Nations Reserves, Nations Funds Trust and the portfolios of Nations LifeGoal Funds, Inc. and Nations Master Investment Trust, each a registered investment company that is part of the Nations Funds Family. In addition, BAAI serves as the investment advisor to Hatteras Income Securities, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and Nations Balanced Target Maturity Fund, Inc., each a closed-end diversified management investment company traded on the New York Stock Exchange. BACAP also serves as the sub-investment adviser to Hatteras Income Securities, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and Nations Balanced Target Maturity Fund, Inc.

         BAAI and BACAP are each wholly owned subsidiaries of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation.

         The respective principal offices of BAAI and BACAP are located at One Bank of America Plaza, Charlotte, N.C. 28255.

         Marsico Capital is located at 1200 17th Street, Suite 1300, Denver, CO 80202. Thomas F. Marsico is Chairman and Chief Executive Officer of Marsico Capital. Prior to forming Marsico Capital in September 1997, Mr. Marsico had 18 years of experience as a securities analyst/portfolio manager. Bank of America owns 50% of Marsico Capital.

         Since 1874, Bank of America and its predecessors have been managing money for foundations, universities, corporations, institutions and individuals. Today, Bank of America affiliates collectively manage in excess of $100 billion, including the more than $90 billion in mutual fund assets. It is a company dedicated to a goal of providing responsible investment management and superior service. Bank of America is recognized for its sound investment approaches, which place it among the nation's foremost financial institutions. Bank of America and its affiliates organization makes available a wide range of financial services to its over 6 million customers through over 1700 banking and investment centers.

         Sub-Advisers Unaffiliated with BAAI

         Brandes Investment Partners, Inc. owns a controlling interest in Brandes Investment Partners, L.P. and serves as its General Partner. Charles Brandes is the controlling shareholder of Brandes Investment Partners, Inc. The principal offices of Brandes are located at 12750 High Bluff Drive, San Diego, CA 92130.

         MacKay Shields is located at 9 West 57th Street, New York, New York 10019 and Chicago Equity is located at 231 South LaSalle Street, Chicago, Illinois 60697.

         Investment Advisory and Sub-Advisory Agreements

         Pursuant to the terms of the Trust's Investment Advisory Agreement and Sub-Advisory Agreements (at times, the "Advisory Agreements") with BAAI, BACAP, Chicago Equity, Bandes, Marsico Capital, and/or MacKay

Shields, and subject at all times to the control of the Trust's Boards of Trustees and conformity with the stated policies of the Trust, BAAI, BACAP, Chicago Equity, Brandes, Marsico Capital, and/or MacKay Shields each selects and manages the investments of the Portfolios. Each such advisory entity obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Portfolios that they advise.

         The Advisory Agreements each provide that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties thereunder on the part of an Adviser, respectively, or any of its respective officers, directors, employees or agents, such Adviser shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services under thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

         Each Advisory Agreement became effective with respect to a Portfolio after approved by the Board of the Trust, and continues from year to year, provided that such continuation of the Agreement is specifically approved at least annually by (a) (i) the Trust's Board of Trustees or (ii) the vote of "a majority of the outstanding voting securities" of a Portfolio (as defined in Section 2(a)(42) of the 1940 Act), and (b) the affirmative vote of a majority of the Trust's Trustees who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of a party to such Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose. The respective Advisory Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Portfolio at any time without penalty by the Trust (by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio) or by BAAI on 60 days' written notice.

         The Portfolios, in any advertisement or sales literature, may advertise the names, experience and/or qualifications of the portfolio manager(s) of any Portfolio, or if a Portfolio is managed by team or committee, such Portfolio may advertise the names, experience and/or qualifications of any such team or committee member.

         The Adviser may waive a portion of its fees; however, any such waiver may be discontinued at any time. As discussed below," an Adviser will be required to reduce its fees charged to the Portfolios, in direct proportion to the fees payable by such Portfolios to an Adviser and the Administrator, if the expenses of the Portfolios exceed the applicable expense limitation of any state in which the Portfolios' shares are registered or qualified for sale.

         Subject to reduction in accordance with the expense limitation provisions which may be imposed by states in which the Portfolios' shares are qualified for sale, BAAI received fees from the Portfolios for its services as outlined in the following chart, which states the net advisory fees paid to BAAI, the advisory fees waived and expense reimbursements, where applicable, for the fiscal year ended December 31, 1999. Because Nations International Value Portfolio, Nations High Yield Bond Portfolio and Nations MidCap Growth Portfolio are new series, they have not yet completed a single fiscal year. Accordingly, advisory fees and sub-advisory fees paid to their advisers and sub-advisers, respectively, are not included below.

                                  ADVISORY FEES

                                           Net Amount Paid  Amount Waived  Reimbursed by Adviser
                                           ---------------  -------------  ---------------------
Nations Value Portfolio                        $21,305               $0           ($34,997)
Nations Marsico International Opportunities          0                0           ( 39,293)
Portfolio
Nations Marsico 21st Century Portfolio           8,325                0           ( 34,244)
Nations Marsico Focused Equities Portfolio     422,380                0           ( 17,335)
Nations Growth & Income Portfolio              233,118                0           ( 18,332)
Nations Capital Growth Portfolio                16,607          (28,749)          ( 16,890)
Nations Small Company Portfolio                      0          (12,583)          ( 16,574)
Nations Asset Allocation Portfolio               6,835                0           ( 28,777)

         BAAI received fees from the Portfolios for its services as outlined in the following chart, which states the net advisory fees paid to BAAI, the advisory fees waived and expense reimbursements where applicable for the fiscal year ended December 31, 1998.

                                           Net Amount Paid  Amount Waived  Reimbursed by Adviser
                                           ---------------  -------------  ---------------------
Nations Value Portfolio                           $  0         $ 17,997           $ 13,229
Nations Marsico International Opportunities          0           10,834             29,871
Portfolio
Nations Marsico 21st Century Portfolio               0           15,986             15,395
Nations Marsico Focused Equities Portfolio      20,310           53,625                  0
Nations Growth & Income Portfolio                9,150           43,246                  0
Nations Capital Growth Portfolio                     0           27,337             62,101
Nations Small Company Portfolio                      0           20,469             83,193
Nations Asset Allocation Portfolio                   0           11,808             22,772

         The table below states the net sub-advisory fees paid to Marsico Capital for the fiscal periods indicated.

                                SUB-ADVISORY FEES

                                              Period Ending         Period Ending
                                                12/31/98               12/31/99
                                                --------               --------
                                             Net Amount Paid       Net Amount Paid
Nations Marsico Focused Equities Portfolio        $ 39,264             $ 249,624
Nations Marsico Growth & Income Portfolio           27,748               148,736


         Co-Administrators and Sub-Administrator

         Stephens Inc. ("Stephens"), 111 Center Street, Suite 300, Little Rock, AR 72201, and BAAI (the "Co-Administrators") serve as co-administrators of the Trust.

         The Co-Administrators serve under co-administration agreements ("Co-Administration Agreements"), which were approved by the Board of Trustees on November 5, 1998. Prior to the Co-Administration Agreement that was approved on November 5, 1998, Stephens and PFPC Inc. ("PFPC"), formerly First Data Investment Associates, Inc., were paid $22,819 and $9,438, respectively, for their services in 1998. The Co-Administrators receive, as compensation for their services rendered under the Co-Administration Agreements, a combined fee, computed daily and paid monthly, at the annual rate of: 0.22% of the average daily net assets of the International Portfolio; and 0.23% of the average daily net assets of the other Portfolios.

         Pursuant to the Co-Administration Agreement, Stephens has agreed to, among other things, (i) maintain office facilities for the Portfolios, (ii) furnish statistical and research data, data processing, clerical, and internal executive and administrative services to the Trust, (iii) furnish corporate secretarial services to the Trust, including coordinating the preparation and distribution of materials for Board of Trustees meetings, (iv) coordinate the provision of legal advice to the Trust with respect to regulatory matters, (v) coordinate the preparation of reports to the Trust's shareholders and the SEC, including annual and semi-annual reports, (vi) coordinating the provision of services to the Trust by the Transfer Agent, Sub-Transfer Agent and the Custodian, and (vii) generally assist in all aspects of the Trust's operations. Stephens bears all expenses incurred in connection with the performance of its services.

         Also, pursuant to the Co-Administration Agreement, BAAI has agreed to, among other things, (i) provide accounting and bookkeeping services for the Portfolios, (ii) compute each Portfolio's net asset value and net income, (iii) accumulate information required for the Trust's reports to shareholders and the SEC, (iv) prepare and file the Trust's federal and state tax returns, (v) perform monthly compliance testing for the Trust, and (vi) prepare and furnish the Trust monthly broker security transaction summaries and transaction listings and performance information. BAAI bears all expenses incurred in connection with the performance of its services.

         The Co-Administration Agreements may be terminated by a vote of a majority of the Board of Trustees, by Stephens or by BAAI, respectively, on 60 days' written notice without penalty. The Co-Administration Agreements are not assignable without the written consent of the other party. Furthermore, the Co-Administration Agreements provide that Stephens and BAAI shall not be liable to the Portfolios or to their shareholders except in the case of Stephens' or BAAI's, willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

         The Bank of New York ("BNY"), 100 Church Street, New York, New York 10286, serves as sub-administrator for the Portfolios pursuant to a sub-administration agreement. Pursuant to its terms, BNY assists Stephens and BAAI in supervising, coordinating and monitoring various aspects of the Portfolios' administrative operations. For providing such services, BNY is entitled to receive a monthly fee from Stephens and BAAI based on an annual rate of 0.01% of the Portfolios' average daily net assets.

         Because Nations International Value Portfolio, Nations High Yield Bond Portfolio and Nations MidCap Growth Portfolio are new series, they have not yet completed a single fiscal year. Accordingly, co-administration fees and sub-administration fees paid to their co-administrators and sub-administrator, respectively, are not included below.

         The table set forth below states the net Co-Administration fees paid to BAAI for the fiscal period ended December 31, 1999.

                                                      Co-Administration Fees
                                                      ----------------------

                                                                   Fees Paid
                                                                   ---------
         Nations Value Portfolio                                     $ 6,605
         Nations Marsico International Opportunities Portfolio         2,808
         Nations Marsico 21st Century Portfolio                        4,889
         Nations Marsico Focused Equities Portfolio                   49,277
         Nations Growth & Income Portfolio                            27,850
         Nations Capital Growth Portfolio                             11,620
         Nations Small Company Portfolio                               4,774
         Nations Asset Allocation Portfolio                            4,211
                                 Total:                             $112,034
                                                                    --------

         The table set forth below states the net Co-Administration fees paid to Stephens for the fiscal period ended December 31, 1999.

                                                     Co-Administration Fees
                                                     ----------------------

                                                                  Fees Paid
                                                                  ---------
         Nations Value Portfolio                                    $ 4,945
         Nations Marsico International Opportunities Portfolio        1,372
         Nations Marsico 21st Century Portfolio                       3,718
         Nations Marsico Focused Equities Portfolio                  33,797
         Nations Growth & Income Portfolio                           19,323
         Nations Capital Growth Portfolio                             8,636
         Nations Small Company Portfolio                              3,778
         Nations Asset Allocation Portfolio                           3,232
                                 Total:                             $78,801
                                                                    -------

         The table set forth below states the net Sub-Administration fees paid to BNY for the fiscal year ended December 31, 1999.

                                                    Sub-Administration Fees
                                                    -----------------------

                                                                  Fees Paid
                                                                  ---------
         Nations Value Portfolio                                    $ 4,933
         Nations Marsico International Opportunities Portfolio        2,401
         Nations Marsico 21st Century Portfolio                       3,706
         Nations Marsico Focused Equities Portfolio                  33,752
         Nations Growth & Income Portfolio                           19,291
         Nations Capital Growth Portfolio                             8,611
         Nations Small Company Portfolio                              3,762
         Nations Asset Allocation Portfolio                           3,215
                                 Total:                             $79,671
                                                                    -------

Custodian and Transfer Agent

         PFPC, Inc. is located at 400 Bellevue Parkway, Wilmington, Delaware 19809, and acts as transfer agent for each Portfolio's Shares. Under the transfer agency agreement, the transfer agent maintains shareholder account records for the Trust, handles certain communications between shareholders and the Trust, and distributes dividends and distributions payable by the Trust to shareholders, and produces statements with respect to account activity for the Trust and its shareholders for these services. The transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts that it maintains for the Trust during the month and is reimbursed for out-of-pocket expenses.

         BNY serves as Custodian for each Portfolio. As Custodian, BNY maintains custody of such Portfolios' securities, cash and other property, delivers securities against payment upon sale and pays for securities against delivery upon purchase, makes payments on behalf of such Portfolios for payments of dividends, distributions and redemptions, endorses and collects on behalf of such Portfolios all checks, and receives all dividends and other distributions made on securities owned by such Portfolios.

         The SEC has amended Rule 17f-5 under the 1940 Act to permit boards to delegate certain foreign custody matters to foreign custody managers and to modify the criteria applied in the selection process. Accordingly, BNY serves as Foreign Custody Manager, pursuant to a Foreign Custody Manager Agreement, under which the Board of Trustees retains the responsibility for selecting foreign compulsory depositories, although BNY agrees to make certain findings with respect to such depositories and to monitor such depositories.

Shareholder Servicing and Distribution Plan

         The Portfolios have adopted a Shareholder Servicing and Distribution Plan (the "Servicing and Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act under which the Portfolios may pay banks, broker/dealers, Participating Insurance Companies (as defined in the Prospectus) or other financial institutions that have entered into a Sales Support Agreement with the Distributor ("Selling Agents") or a Shareholder Servicing Agreement with the Trust ("Servicing Agents") (together with Selling Agents ("Agents")) for certain expenses that are incurred by the Agents in connection with sales support and shareholder support services that are provided by the Agents. Payments under the Servicing and Distribution Plan will be calculated daily and paid monthly at a rate not exceeding 0.25% (on an annualized basis) of the average daily net asset value of the Shares beneficially owned through the ownership of Contracts by customers with whom the Agents have a relationship. Under the Servicing and Distribution Plan, the shareholder services provided by Servicing Agents may include general shareholder liaison services, processing purchases and redemption requests; processing dividend and distribution payments; providing sales information periodically to customers, including information showing their Contracts' positions in the Portfolios; providing sub-accounting; responding to inquiries from customers; arranging for bank wires; and providing such other similar services as may be reasonably requested. Under the Servicing and Distribution Plan, the Trust may make payments in connection with any activity which is primarily intended to result in the sale of the Shares, including, but not limited to, expenses of organizing and conducting sales seminars, printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature, supplemental payments to the Trust's Distributor and the cost of administering this Servicing and Distribution Plan, as well as the shareholder servicing activities described above. There were no fees paid under the Servicing and Distribution Plan for the fiscal period ended December 31, 1998. The table set forth below states the net fees paid under the Servicing and Distribution Plan for the year ended December 31, 1999. Because Nations International Value Portfolio and Nations High Yield Bond Portfolio are new series, they have not yet completed a single fiscal year. Accordingly, fees paid under their Servicing and Distribution Plan are not included below.

        Fees Paid Pursuant to Shareholder Servicing and Distribution Plan


PORTFOLIO                                           Net Fees Paid
---------                                           -------------

Nations Value Portfolio                                     $  0
Nations Marsico International Opportunities                    0
Portfolio
Nations Marsico 21st Century Portfolio                         0
Nations Marsico Focused Equities Portfolio                     0
Nations Growth & Income Portfolio                              0
Nations Capital Growth Portfolio                          35,936
Nations Small Company Portfolio                           15,731

PORTFOLIO                                           Net Fees Paid
---------                                           -------------

Nations Asset Allocation Portfolio                             0
                   Total:                                $51,667
                                                         -------
Expenses

         Stephens, as Co-Administrator, furnishes, without additional cost to the Trust, the services of the Treasurer and Secretary of the Trust and such other personnel (other than the personnel of the Adviser) as are required for the proper conduct of the Trust's affairs. The Distributor bears the incremental expenses of printing and distributing prospectuses used by the Distributor or furnished by the Distributor to investors in connection with the public offering of the Trust's shares and the costs of any other promotional or sales literature.

         The Trust pays or causes to be paid all other expenses of the Trust, including, without limitation: the fees of the Adviser, Co-Administrator and Sub-Administrator; the charges and expenses of any registrar, any Custodian or depository appointed by the Trust for the safekeeping of its cash, portfolio securities and other property, and any Transfer Agent, dividend or accounting agent or agents appointed by the Trust; brokerage commissions chargeable to the Trust in connection with portfolio securities transactions to which the Trust is a party; all taxes, including securities issuance and transfer taxes; corporate fees payable by the Trust to federal, state or other governmental agencies; all costs and expenses in connection with the registration and maintenance of registration of the Trust and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of typesetting prospectuses and statements of additional information of the Trust (including supplements thereto) and periodic reports and of printing and distributing such prospectuses and statements of additional information (including supplements thereto) to the Trust's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or Trustee members of any advisory board or committee; all expenses incident to the payment of any dividend or distribution, whether in shares or cash; charges and expenses of any outside service used for pricing of the Trust's shares; fees and expenses of legal counsel and of independent auditors in connection with any matter relating to the Trust; membership dues of industry associations; interest payable on Trust borrowings; postage and long-distance telephone charges; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Trust's operation unless otherwise explicitly assumed by the Adviser, the Administrator or Co-Administrator.

         Expenses of the Trust which are not directly attributable to the operations of any Portfolio are pro-rated among all Portfolios of the Trust based upon the relative net assets of each Portfolio.

         The Advisory Agreement, the Sub-Advisory Agreements, and the Co-Administration Agreements require BAAI, BACAP, Chicago Equity, Brandes, MacKay Shields, and Marsico Capital and the Co-Administrators to reduce their fees to the extent required to satisfy any expense limitations which may be imposed by the securities laws or regulations thereunder of any state in which a Portfolio's shares are registered or qualified for sale, as such limitations may be raised or lowered from time to time, and the aggregate of all such investment advisory, sub-advisory, and administration fees shall be reduced by the amount of such excess. The amount of any such reduction to be borne by BAAI, BACAP, Chicago Equity, Brandes, MacKay Shields, and Marsico Capital or the Administrator shall be deducted from the monthly investment advisory and administration fees otherwise payable to BAAI, BACAP, Chicago Equity, Brandes, MacKay Shields, and Marsico Capital and the Co-Administrators during such fiscal year. If required pursuant to such state securities regulations, BAAI, BACAP, Chicago Equity, Brandes, MacKay Shields, and Marsico Capital and the Co-Administrators will reimburse the Trust no later than the last day of the first month of the next succeeding fiscal year, for any such annual operating expenses (after reduction of all investment advisory and administration fees in excess of such limitation).

Distributor

         Stephens Inc. (the "Distributor") serves as the principal underwriter and distributor of the shares of the Portfolios.

         Pursuant to a distribution agreement (the "Distribution Agreement"), the Distributor, as agent, sells shares of the Portfolios on a continuous basis and transmits purchase and redemption orders that its receives to the Trust or the Transfer Agent. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake such advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Portfolios, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be reimbursed for all or a portion of such expenses to the extent permitted by the Distribution Agreement adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act.

         The Distribution Agreement will continue year to year as long as such continuance is approved at least annually by (i) the Board of Trustees or a vote of the majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio and (ii) a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any such party by a vote cast in person at a meeting called for such purpose. The Distribution Agreement is not assignable and is terminable with respect to a Portfolio, without penalty, on 60 days' notice by the Board of Trustees, the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio, or by the Distributor.

Independent Accountants and Reports

         At least semi-annually, the Trust will furnish shareholders of the Portfolios with a list of the investments held in the Portfolios and financial statements for the Portfolios. The annual financial statements will be audited by the Trust's independent accountants. The Board of Trustees has selected PricewaterhouseCoopers, LLP, 1177 Avenue of the Americas, New York, New York 10036 as the Trust's independent accountant to audit the Trust's books and review the Trust's tax returns.

         The Annual Report for the fiscal year ended December 31, 1999 is hereby incorporated herein by reference in this SAI. This Annual Report will be sent free of charge with this SAI to any shareholder who requests this SAI.

Counsel

         Morrison & Foerster LLP serves as legal counsel to the Trust. Their address is 2000 Pennsylvania Avenue, N.W., Washington, D.C. 20006.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

General Brokerage Policy

         Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for decisions to buy and sell securities for each Portfolio, for the selection of broker/dealers, for the execution of each Portfolio's securities transactions, and for the allocation of brokerage fees in connection with such transactions. The Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. While the Adviser generally seeks reasonably competitive commission rates, a Portfolio does not necessarily pay the lowest commission or spread available. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

         In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         In placing orders for securities of a Portfolio, the Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Adviser will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions and the reasonableness of the spread or commission, if any. In addition, the Adviser will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of a Portfolio, the Adviser or its other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for a Portfolio may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of a Portfolio. Services furnished by such brokers may be used by the Adviser in providing investment advisory and investment management services for the Trust.

         Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees of the Trust. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions on foreign stock exchanges involve payment of brokerage commissions which are generally fixed. Transactions in both foreign and domestic over-the-counter markets are generally principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances in which better prices and execution are available elsewhere.

         In certain instances there may be securities which are suitable for more than one Portfolio as well as for one or more of the other clients of the Adviser. Investment decisions for each Portfolio and for the Adviser's other clients are made with the goal of achieving their respective investment objectives. It may happen that a particular security is bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Portfolio is concerned. The Trust believes that over time its ability to participate in volume transactions will produce superior executions for the Portfolios.

         The portfolio turnover rate for each Portfolio is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Portfolios to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions.

         The Portfolios may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Portfolio will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Portfolio's interests.

         The Trust will not execute portfolio transactions through, purchase or sell portfolio securities from or to the Distributor, the Adviser, the Administrator, the Co-Administrator, or their respective affiliates acting as principal

(including repurchase and reverse repurchase agreements), except to the extent permitted by the SEC. In addition, the Trust will not give preference to correspondents of Bank of America or its affiliates with respect to such transactions or securities. (However, the Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with Bank of America or its affiliates, and to take into account the sale of Portfolio shares if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.) In addition, a Portfolio will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Distributor, the Adviser, Administrator, the Co-Administrator, or any of their affiliates, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Portfolios may be at a disadvantage because of these limitations in comparison with other investment companies which have similar investment objectives but are not subject to such limitations.

         Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. Each of the Portfolios may purchase securities from underwriting syndicates of which Bank of America or any of its affiliates is a member under certain conditions, in accordance with the provisions of a rule adopted under the 1940 Act and any restrictions imposed by the Board of Governors of the Federal Reserve System.

         Investment decisions for each Portfolio are made independently from those for the Trust's other investment portfolios and other investment companies and accounts advised or managed by the Adviser. Such other investment portfolios, investment companies and accounts may also invest in the same securities as the Portfolios. When a purchase or sale of the same security is made, at substantially the same time, on behalf of one or more of the Portfolios and another investment portfolio, investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each Portfolio and such other investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Portfolio or the size of the position obtained or sold by the Portfolio. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Portfolios with those to be sold or purchased for other investment portfolios, investment companies or accounts in executing transactions.

         The Adviser may from time to time determine target levels of commission business to transact with various brokers on behalf of its clients (including the Trust) over a certain time period. The target levels will be determined based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and
(3) the broker's attitude toward and interest in mutual funds in general and in the Trust and other mutual funds advised by the Adviser in particular. No specific formula will be used in connection with any of the foregoing considerations in determining the target levels. However, if a broker has indicated a certain level of desired commissions in return for certain research services provided by the broker, this factor will be taken into consideration by the Adviser.

         Subject to the overall objective of obtaining best price and execution for a Portfolio, the Adviser may also consider sales of shares of such Portfolio and of the other mutual funds managed or advised by the Adviser as a factor in the selection of broker/dealers to execute portfolio transactions for the Portfolios.

         The Adviser will seek, whenever possible, to recapture for the benefit of a Portfolio any commission, fees, brokerage or similar payments paid by such Portfolio on portfolio transactions. Normally, the only fees which may be recaptured are the soliciting dealer fees on the tender of an account's portfolio securities in a tender or exchange offer.

         The Portfolios are not under any obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. Brokers who provide supplemental investment research to the Adviser may receive orders for transactions by a Portfolio. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under its agreements with each Portfolio and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Certain research services furnished by broker/dealers may be useful to the Adviser in connection with its services to other advisory clients, including other investment companies which it advises. Also, a Portfolio may pay a higher price for securities or higher commissions in recognition of research services furnished by broker/dealers.

         The Adviser and its affiliates manage several other investment accounts, some of which may have investment objectives similar to those of one or more of the Portfolios. It is possible that, at times, identical securities will be appropriate for investment by one or more of the Portfolios and by one or more of such investment accounts. The position of each account, however, in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in the securities of the same issuer may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Adviser. The Adviser may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Simultaneous transactions could, however, adversely affect the ability of a Portfolio to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

         In some cases the procedure for allocating securities transactions among the various investment accounts advised by the Adviser and its affiliates could have an adverse effect on the price or amount of securities available to a Portfolio. In making such allocations, the main factors considered by the Adviser are the respective investment objectives and policies of such advisory clients, the relative size of holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the judgments of the persons responsible for recommending the investment.

         Because Nations International Value Portfolio, Nations High Yield Bond Portfolio and Nations MidCap Growth Portfolio are new series, they have not yet completed a single fiscal year. Accordingly, brokerage commissions paid by such Portfolios are not included below.

                              BROKERAGE COMMISSIONS


              Portfolio                   Fiscal Year Ended
                                          December 31, 1999
Nations Value Portfolio                         $  19,511
Nations Marsico International                       5,238
Opportunities Portfolio
Nations Marsico 21st Century Portfolio              3,753
Nations Marsico Focused Equities                  105,316
Portfolio
Nations Growth & Income Portfolio                  57,287
Nations Capital Growth Portfolio                   11,037
Nations Small Company Portfolio                     7,715
Nations Asset Allocation Portfolio                  8,230


Brokerage Commissions Paid to Affiliates

         During the fiscal periods ended December 31, 1999 and 1998, the Trust and its Portfolios, did not pay brokerage commissions to Banc of America Investments, Inc. (the Funds' investment adviser) (or its predecessors), Banc of America Capital Markets, Inc. (a broker/dealer subsidiary of Bank of America) (or its predecessors), or Stephens.

         The Trust did pay brokerage commissions to Banc of America Securities LLC (a securities underwriting affiliate of Bank of America Corporation) ("BAS") (or its predecessor) during the fiscal year ended December 31, 1999, for Nations Marsico Focused Equities Portfolio, in the amount of $10,449, which is 9.92% of the total commissions paid and 0.005% of the aggregate dollar amount of the transactions for the Portfolio and for Nations Marsico Growth & Income Portfolio in the amount of $7,762, which is 13.5% of the total commissions paid and 0.008% of the aggregate dollar amount of the transactions for the Portfolio.

Securities of Regular Broker/Dealers

         As of December 31, 1999, each Fund owned securities of its "regular brokers or dealers" or their parents, as defined in the 1940 Act, as follows:

         Nations Asset Allocation Portfolio
         ----------------------------------

         Bank of New York                                   $   35,400

         Nations Marsico 21st Century Portfolio
         --------------------------------------

         Morgan Stanley                                     $  239,106

         Nations Marsico International Opportunities
         Portfolio
         -------------------------------------------

         ING Barring                                        $   60,381

         Nations Marsico Growth & Income Portfolio
         -----------------------------------------

         Morgan Stanley                                     $1,572,534


Directed Brokerage

         During the fiscal year ended December 31, 1999, the Portfolios directed brokerage transactions to brokers because of research services provided. The amount of such transactions and related commissions were as follows:

------------------------------------------  ---------------------   -------------------
               Portfolio                    Amount of Transaction   Related Commissions
------------------------------------------  ---------------------   -------------------
Nations Value Portfolio                          $  5,142,686.93         $7,088.50
------------------------------------------  ---------------------   -------------------
Nations Aggressive Portfolio                     $    500,127.04         $  240.00
------------------------------------------  ---------------------   -------------------
Nations Capital Growth Portfolio                 $      9,256.25         $    2.50
------------------------------------------  ---------------------   -------------------
Nations Small Company Portfolio                  $    371,324.82         $  460.51
------------------------------------------  ---------------------   -------------------
Nations Asset Allocation Portfolio               $  2,180,264.94         $2,829.50
------------------------------------------  ---------------------   -------------------
Nations Marsico Focused Equities Portfolio       $ 10,701,913.00         $7,221.00
------------------------------------------  ---------------------   -------------------
Nations Marsico Growth & Income Portfolio        $  5,179,287.00         $3,640.00
------------------------------------------  ---------------------   -------------------

Section 28(e) Standards

         Under Section 28(e) of the Securities Exchange Act of 1934, the Adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of
Section 28(e), an adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ...viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision making responsibilities." Accordingly, the price paid by a Portfolio in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

         Broker/dealers utilized by the Adviser may furnish statistical, research and other information or services which are deemed by the Adviser to be beneficial to the Portfolios' investment programs. Research services received from brokers supplement the Adviser's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Adviser and to the Trust's Trustees with respect to the performance, investment activities, fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include providing equipment used to communicate research information, arranging meetings with management of the Trust and providing access to consultants who supply research information.

         The outside research assistance is useful to the Adviser since the brokers utilized by the Adviser, as a group, tend to follow a broader universe of securities and other matters than the Adviser's staff can follow. In addition, this research provides the Adviser with a diverse perspective on financial markets. Research services which are provided to the Adviser by brokers are available for the benefit of all accounts managed or advised by the

Adviser. In some cases, the research services are available only from the broker providing such services. In other cases, the research services may be obtainable from alternative sources in return for cash payments. The Adviser is of the opinion that because the broker research supplements rather than replaces its research, the receipt of such research does not tend to decrease its expenses, but tends to improve the quality of its investment advice. However, to the extent that the Adviser would have purchased any such research services had such services not been provided by brokers, the expenses of such services to the Adviser could be considered to have been reduced accordingly. Certain research services furnished by broker/dealers may be useful to the Adviser with clients other than the Portfolios. Similarly, any research services received by the Adviser through the placement of portfolio transactions of other clients may be of value to the Adviser in fulfilling its obligations to the Portfolios. The Adviser is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Trust by improving the quality of the Adviser's investment advice. The advisory fees paid by the Trust are not reduced because the Adviser receives such services.

         Some broker/dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's clients, including the Portfolios.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchases

         Portfolio shares are made available to serve as the underlying investment vehicles for variable annuity and variable life insurance separate accounts issued by Participating Insurance Companies. Shares of the Portfolios are sold at net asset value without the imposition of a sales charge. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Portfolios based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day pursuant to the contracts.

         Although this Prospectus discusses the Portfolios being made available to serve as the underlying investment vehicles for variable life insurance separate accounts, it is not presently contemplated that the Portfolios will accept such investments. In addition, in no instance will the Portfolios be made available to life insurance separate accounts without the Trust having received any necessary SEC consents or approvals. It is conceivable that in the future it may be disadvantageous for variable annuity separate accounts and variable life insurance separate accounts to invest in the Portfolios simultaneously. Although the Trust and the Portfolios do not currently foresee any such disadvantages either to variable annuity contract owners or variable life insurance policy owners, the Trust's Board of Trustees intends to monitor events in order to identify any material conflicts between such contract owners and policy owners and to determine what action, if any, should be taken in response thereto. If the Board of Trustees were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable life and variable annuity contract holders would not bear any expenses attendant to the establishment of such separate funds.

         Purchases of the Portfolios may be effected on days on which the New York Stock Exchange (the "Exchange") is open for business (a "Business Day").

         The Trust and Stephens reserve the right to reject any purchase order. The issuance of Shares is recorded on the books of the Trust, and share certificates are not issued.

         EFFECTIVE TIME OF PURCHASES: Purchase orders for Shares in the Portfolios that are received by Stephens or by the Transfer Agent before the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day but are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Portfolio's Custodian.

Redemptions

         Redemption proceeds are normally remitted in Federal funds wired to the redeeming Participating Insurance Company within three Business Days following receipt of the order. It is the responsibility of Stephens to transmit orders it receives to the Trust. No charge for wiring redemption payments is imposed by the Trust. Redemption orders are effected at the net asset value per share next determined after acceptance of the order by Stephens or by the Transfer Agent.

         The Trust may redeem shares involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.

Net Asset Value Determination

         Shares of each Portfolio are sold at their respective net asset value next determined after the receipt of the purchase order. Participating Insurance Companies may at any time redeem all or a portion of their shares at the next determined net asset value following receipt of a redemption order.

         The net asset value per share of each of the Portfolios is determined at the times and in the manner described in the Prospectus.

         A security listed or traded on an exchange is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the Nasdaq National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the Nasdaq National Market System is valued at the last sales price on the valuation date.

         Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust's Officers in a manner specifically authorized by the Board of Trustees of the Trust. Short-term obligations having 60 days or less to maturity are valued at amortized cost, which approximates market value.

         Generally, trading in foreign securities, as well as U.S. Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the shares of a Portfolio are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the value of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange, which will not be reflected in the computation of net asset value. If during such periods, events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith by the Trustees.

         For purposes of determining the net asset value per share of the International Growth Portfolio, all assets and liabilities of the International Growth Portfolio initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and ask prices of such currencies against U.S. dollars quoted by a major bank that is a regular participant in the foreign exchange market, or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

         The Trust may redeem shares involuntarily to reimburse the Portfolios for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder, or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares as provided in the Prospectus from time to time. The Trust also may make payment for redemptions in readily marketable securities or other property if it is appropriate to do so in light of the Trust's responsibilities under the 1940 Act.

         The right of redemption may be suspended, or the date of payment postponed, when (a) trading on the New York Stock Exchange is restricted, as determined by applicable rules and regulations of the SEC, (b) the New York

Stock Exchange is closed for other than customary weekend and holiday closings,
(c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposal of portfolio securities or the valuation of the net assets of a Portfolio of the Trust not reasonably practicable. The Exchange is closed for business on New Years Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Veterans Day, Thanksgiving Day and Christmas Day.

                              DESCRIPTION OF SHARES

Description of Shares of the Trust

         The Trust, an open-end, management investment company, was organized as a Delaware business trust on November 24, 1997. As of the date of this SAI, the Trust's Board of Trustees has authorized the issuance of eleven Portfolios, each representing an unlimited number of beneficial interests -- Nations Asset Allocation Portfolio, Nations Marsico 21st Century Portfolio, Nations Marsico International Opportunities Portfolio, Nations International Value Portfolio, Nations Capital Growth Portfolio, Nations Small Company Portfolio, Nations High Yield Bond Portfolio, Nations Marsico Focused Equities Portfolio, Nations Marsico Growth & Income Portfolio, Nations MidCap Growth Portfolio and Nations Value Portfolio -- and the Board of Trustees may, in the future, authorize the creation of additional investment portfolios or classes of shares.

         The Board of Trustees may classify or reclassify any unissued shares of a Trust into shares of any class, classes or Portfolio in addition to those already authorized by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, of such shares and, pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any Portfolio or class. Any such classification or reclassification will comply with the provisions of the 1940 Act. Fractional shares shall have the same rights as full shares to the extent of their proportionate interest.

         All shares of a Portfolio have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Portfolio's fundamental investment policy would be voted upon only by shareholders of the Portfolio involved. Additionally, approval of an advisory contract is a matter to be determined separately by Portfolio. Approval by the shareholders of one Portfolio is effective as to that Portfolio whether or not sufficient votes are received from the shareholders of the other Portfolios to approve the proposal as to those Portfolios. As used in the Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of the Portfolio, means the vote of the lesser of (i) 67% of the shares of the Portfolio represented at a meeting if the shareholders of more than 50% of the outstanding interests of the Portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio. The term "majority," when referring to the approvals to be obtained from shareholders of Nations Separate Account Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the shareholders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

         The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act. However, the Trust has undertaken to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee, or Trustees, if requested in writing by the shareholders of at least 10% of the Trust's outstanding voting shares, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

         Each share of a Portfolio represents an equal proportional interest in the Portfolio with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Portfolio, as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of Nations Separate Account Trust, shareholders of a Portfolio are entitled to receive the assets attributable to the Portfolio that are available for distribution, and a distribution of any general assets not attributable to a particular Portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

         Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

         Net income for dividend purposes consists of (i) interest accrued and original issue discount earned on the Portfolio's assets, (ii) plus the amortization of market discount and minus the amortization of market premium on such assets, (iii) less accrued expenses directly attributable to the Portfolio and the general expenses of Nations Funds prorated to the Portfolio on the basis of its relative net assets.

                     ADDITIONAL INFORMATION CONCERNING TAXES

         The following information supplements and should be read in conjunction with the Prospectus section entitled "About Your Investment--Tax Information." The Prospectus of the Portfolios generally describes the tax treatment of the Portfolios and their shareholders. This section of the SAI includes additional information concerning Federal income taxes.

General

         The Trust intends to qualify each Portfolio as a regulated investment company under Subchapter M of the Code as long as such qualification is in the best interest of the Portfolio's shareholders. Each Portfolio will be treated as a separate entity for Federal income tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied separately to each Portfolio, rather than to the Trust as a whole. In addition, income, gains and expenses will be determined separately for each Portfolio. As a regulated investment company, each Portfolio generally will not be taxed on its income and gains distributed to its shareholders. Each Portfolio intends to meet these requirements.

         Qualification as a regulated investment company under the Code requires, among other things, that (a) each Portfolio derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Portfolio diversify its holdings so that, at the end of each quarter of the taxable year,
(i) at least 50% of the market value of the Portfolio's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Portfolio's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies) or in two or more issuers which the Portfolio controls and which are determined to be engaged in the same or similar trades or businesses.

         The Portfolios must also distribute or be deemed to distribute to their shareholders at least 90% of their net investment income (which, for this purpose, includes net short-term capital gain as determined for Federal income tax purposes) earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the following taxable year. Furthermore, distributions declared to a shareholder of record in a day in October, November or December of one taxable year and paid by January 31 of the following taxable year will be treated as paid by December 31 of the first taxable year. The Portfolios intend to pay out substantially all of their net investment income and net realized capital gains (if any) for each year.

Excise Tax

         A 4% nondeductible excise tax will be imposed on each Portfolio to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Portfolio intends to actually or be deemed to distribute substantially all of its net investment income and net capital gain by the end of each calendar year and, thus, expects not to be subject to the excise tax.

Taxation of Holders of Variable Contracts and Policies

         Shares of each Portfolio are only offered to holders of variable annuity contracts and variable insurance policies through Participating Insurance Companies. As discussed in the prospectus for the variably annuity contract or variable insurance policy, the contract or policy may qualify for favorable tax treatment. As long as the variable annuity contract or variable annuity policy maintains favorable tax treatment, the holder will only be taxed on his or her investment in a Portfolio through such contract or policy, regardless of the transfer of Portfolio shares, the amount and nature of a Portfolio's income and gains, or a Portfolio's distributions of net investment income and realized capital gains.

         In order for a variable annuity contract or variable insurance policy to qualify for favorable tax treatment, among other things, the "separate accounts" (referred to as "segregated asset accounts" under the Code) of participating insurance companies, which maintain and invest net proceeds from the contracts and policies, must be "adequately diversified." In general, the investments of a separate account are considered to be "adequately diversified" only if (i) no more than 55% of the value of the total assets of the account is represented by any one investment; (ii) no more than 70% of the value of the total assets of the account is represented by any two investments; (iii) no more than 80% of the value of the total assets of the account is represented by any three investments; and (iv) no more than 90% of the value of the total assets of the account is represented by any four investments. In general, all securities of the same issuer are treated as a single investment for such purposes. However, Treasury Regulations provide a "look-through rule" with respect to a separate account's investments in a regulated investment company for purposes of the applicable diversification requirements, provided certain conditions are satisfied by the regulated investment company. In particular, if the beneficial interests in the regulated investment company are held by one or more separate accounts of one or more insurance companies, and if public access to such regulated investment company is available exclusively through the purchase of a variable annuity contract or variable life insurance policy, then a separate account's beneficial interest in the regulated investment company is not treated as a single investment. Instead, a pro rata portion of each asset of the regulated investment company is treated as an asset of the separate account.

         Each Portfolio intends to satisfy the relevant conditions at all times, thereby enabling the investment of the corresponding separate accounts to be "adequately diversified." Accordingly, each separate account of the Participating Insurance Companies will be able to treat its interests in a Portfolio as ownership of a pro rata portion of each asset of the Portfolio, such that individual holders of the variable annuity contracts or variable life insurance policies underlying the separate account will qualify for favorable Federal income tax treatment under the Code.

         For information concerning the Federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies and should consult their own tax advisors.

Information Regarding a Portfolio's Foreign Investments

         If a Portfolio purchases shares in a "passive foreign investment company" ("PFIC"), the Portfolio may be subject to Federal income tax and an interest charge imposed by the Internal Revenue Service (the "IRS") upon certain distributions from the PFIC or the Portfolio's disposition of its PFIC shares. If a Portfolio invests in a PFIC, the Portfolio intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the Portfolio will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and its basis in such shares. In some circumstances, the recognition of loss may be suspended. The Portfolio will adjust its basis in the PFIC shares by the amount of income (or loss) recognized. Although such income (or loss) will be taxable to the Portfolio as ordinary income (or loss) notwithstanding any distributions by the PFIC, the Portfolio will not otherwise be subject to federal income tax or the interest charge with respect to its interest in the PFIC under the election. However, no assurance can be given that the Portfolio will be able to determine that it has invested in a PFIC, and, accordingly, the Portfolio may not be able to make the "mark-to-market" election. Accordingly, a Portfolio may be subject to the tax and interest charge with respect to its investments in PFICs described in this paragraph.

         Income and dividends received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Portfolio's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Portfolio generally will be eligible to file an election with the IRS pursuant to which the regulated investment company may pass-through to its shareholders foreign taxes paid by the regulated investment company, which may be claimed either as a credit or deduction by the shareholders. Although the Nations Marsico International Opportunities Portfolio and Nations International

Value Portfolio may qualify for the election, holders of variable annuity contracts and variable life insurance policies may not claim credits or deductions for foreign taxes passed through by a Portfolio. Accordingly, holders of such contracts and policies can expect to receive no benefit for foreign taxes incurred by a Portfolio.

Other Matters

         The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the Federal tax considerations generally affecting investments in the Portfolio. Each investor is urged to consult his or her tax advisor regarding specific questions as to Federal, state, local or foreign taxes.


                      ADDITIONAL INFORMATION ON PERFORMANCE

         Yield information and other performance information for the Trust's Portfolios may be obtained by calling the Trust at (800) 321-7854. From time to time the Portfolios may advertise total return and yield. BOTH TOTAL RETURN AND YIELD FIGURES ARE BASED ON HISTORICAL DATA AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return refers to the average annual compounded rates of return over one-, five-, and ten-year periods or the life of a Portfolio (as stated in the Portfolio's advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gain distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period, again assuming the reinvestment of all dividends and capital gain distributions. Total return may also be presented for other periods.

         "Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period by the maximum public offering price per share on the last day of that period.

         Total return and yield figures quoted for the Portfolios include the effect of deducting each Portfolio's expenses, but may not include charges and expenses attributable to any particular insurance product. Since you can only purchase shares of the Portfolios through an insurance product, you should carefully review the prospectus of the insurance product you have chosen for information on relevant charges and expenses. Excluding these charges from quotations of the Portfolio's performance has the effect of increasing the performance quoted. Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Portfolio's securities and a Portfolio's operating expenses as well as the charges and fees imposed by the separate accounts. Investment performance also often reflects the risks associated with such Portfolio's investment objective and policies. These factors should be considered when comparing a Portfolio's investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Portfolio with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time. Any Portfolio advertising will be accompanied by performance information of the related Participating Insurance Company's separate account which fund the Contract and by an explanation that Portfolio performance information does not reflect separate account fees and charges.

Yield Calculations

         The yield of the Portfolios is a measure of the net investment income per share (as defined) earned over a 30-day period expressed as a percentage of the maximum offering price of a share of such classes at the end of the period. The Trust's yield figures are determined by dividing the net investment income per share earned during the specified 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

                            Yield = 2[(a-b + 1)(6)-1]
                                       ---
                                       cd

Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = average daily number of shares outstanding during the period that were entitled to receive dividends
         d = maximum offering price per share on the last day of the period

         For purposes of yield quotation, income is calculated in accordance with standardized methods applicable to all stock and bond mutual funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses are excluded from the calculation.

         Income calculated for the purposes of calculating a Portfolio's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Portfolio may differ from the rate of distributions a Portfolio paid over the same period or the rate of income reported in the Portfolio's financial statements.

Total Return Calculations

         Total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of the underlying investments in a Portfolio. The Portfolios' average annual and cumulative total return figures are computed in accordance with the standardized methods prescribed by the SEC.

         Average annual total return figures are computed by determining the average annual compounded rates of return over the periods indicated in the advertisement, sales literature or shareholders' report that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P(1 + T)n = ERV

Where:   P   = a hypothetical initial payment of $1,000
         T   = average annual total return
         n   = number of years
         ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period.

         This calculation, (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts.

         Because Nations International Value Portfolio, Nations High Yield Bond Portfolio, Nations Asset Allocation Portfolio, Nations Marsico 21st Century Portfolio, Nations Marsico International Opportunities Portfolio, Nations Capital Growth Portfolio, Nations Small Company Portfolio, and Nations MidCap Growth Portfolio are new series, they have not yet completed a single fiscal year. Accordingly, performance information for such Portfolios is not included below.

                 Average Annual Total Returns        Inception Through   One Year Period Ended
                 ----------------------------            12/31/99          December 31, 1999
                                                         --------          -----------------
        Nations Asset Allocation Portfolio                 (0.47%)                1.44%
        Nations Marsico 21st Century Portfolio              9.20%                 9.75%
        Nations Marsico International Opportunities        24.60%                43.05%
        Portfolio
        Nations Capital Growth Portfolio                   16.88%                18.27%
        Nations Small Cap Index Portfolio                  (2.27%)                5.92%

                 Average Annual Total Returns        Inception Through   One Year Period Ended
                 ----------------------------            12/31/99          December 31, 1999
                                                         --------          -----------------
        Nations Value Portfolio                             3.96%                 2.50%
        Nations Marsico Growth & Income Portfolio          43.33%                55.10%
        Nations Marsico Focused Equities Portfolio         47.83%                53.28%

         Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                  CTR =    (ERV-P) 100
                            -----
                              P

Where:            CTR = cumulative total return
                  ERV = ending redeemable value at the end of the period of
                        a hypothetical $1,000 payment made at the beginning of such period
                  P   = initial payment of $1,000.


         This calculation, (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts.

         Each Portfolio may quote information obtained from the Investment Company Institute, national financial publications, trade journals and other industry sources in its advertising and sales literature. In addition, the Portfolios also may compare the performance and yield of a class or series of shares to those of other funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance and yield of a class of shares in a Portfolio may be compared to data prepared by Lipper Analytical Services, Inc. Performance and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of a class of shares in a Portfolio.

         Any given performance comparison should not be considered representative of a Portfolio's performance for any future period.

Additional Information about MacKay Shields's Performance Appearing in the Prospectus for Nation's High Yield Bond Portfolio

         The High Yield Composite contained in the Prospectus includes all discretionary high yield accounts managed by MacKay Shields with substantially similar objectives for a full quarter. Composite performance reflects reinvestment of income and dividends and is a market-weighted average of the time-weighted return, before advisory fees, of each account for the period since inception. Performance is expressed in U.S. Dollars. The composite creation and inception date is 7/1/91. Fees, which are described in MacKay Shields' ADV Part II, and related expenses will reduce returns. For example, a .50% annual investment advisory fee would have the effect of reducing the annual compound return by .50% in the first year and by a cumulative 2.53% in the fifth year. Non-fee paying portfolios are not included in the composite. Past performance is not necessarily indicative of future results.

         MacKay Shields, an SEC-registered investment adviser, has prepared and presented the performance information in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPSTM). AIMR has not been involved with the preparation or review of this report. MacKay Shields (and its High Yield composite) has received a Level 1 verification from an independent accounting firm for the period January 1, 1988 through the most recent quarter. An opinion is available on request, as is a complete list and description of the firm's composites. Balanced segments may be utilized within this composite. Each balanced segment includes its own cash balance. No leverage has been used in this composite. The asset mix of high yield accounts may not be precisely comparable to the CS First Boston High Yield Index. One account was removed from the composite after 12/31/95 because it was no longer representative of the style. The number of accounts, composite assets (in millions), percentage of total firm assets, and standard deviation of annual returns were as follows at year-ends 1991-1999, respectively: 1, $299, 3.7% N/A; 1, $510, 6.1%, 0.0; 1, $935, 8.8%, 0.0; 1, $1,126, 8.9%, 0.0; 4, $1,756, 9.6%,
0.0; 5, $261, 1.1%, 3.2; 6, $254, 0.9%, 2.2; 10, $670, 2.2%, 1.8; 17,$1,901,
5.6%, 2.4.

         At December 31, 1999 MacKay Shields was managing a total of $6,750 million of High Yield assets. Of the total assets managed in the High Yield style, $1,901 million, or 28.2% is represented in the High Yield Composite.


                                  MISCELLANEOUS

Certain Record Holders

         As of April 16, 1999, the following people owned 5% or more of the following Portfolios outstanding securities:

                   Owner                            Shares           % Owned
--------------------------------------------- -------------------- -------------
Balanced Asset Portfolio

ROBINSON, LEE                                     437,551.75            7.00%
3 Athenaeum Hall
Vale of Hlth London NW 3,1 AP 99999

BARKER, LARRY                                     589,146.23            9.00%
200 Highland Lane
Waverly, TN  37185

Aggressive Growth Portfolio

ROBINSON, LEE                                     317,653.82            5.50%
3 Athenaeum Hall
Vale of Hlth London NW 3,1 AP 99999

SmallCap Index Portfolio

ROBERTS, JOHN                                     150,700.43            5.00%
545 Sparks Roberts Road
Piedmont, AL 36272

                                   SCHEDULE A

                             DESCRIPTION OF RATINGS

         The following summarizes the highest six ratings used by Standard & Poor's Corporation ("S&P") for corporate and municipal bonds. The first four ratings denote investment-grade securities.

             AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

             AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

             A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

             BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

             BB, B - Bonds rated BB and B are regarded, on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

         To provide more detailed indications of credit quality, the AA, A and BBB, BB and B ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

         The following summarizes the highest six ratings used by Moody's Investors Service, Inc. ("Moody's") for corporate and municipal bonds. The first four denote investment grade securities.

             Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

             Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

             A - Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

             Baa - Bonds that are rated Baa are considered medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

             Ba - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

             B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

         The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds, each of which denotes that the securities are investment grade.

             AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

             AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

             A - Bonds that are rated A have protection factors which are average but adequate. However risk factors are more variable and greater in periods of economic stress.

             BBB - Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

         To provide more detailed indications of credit quality, the AA, A and BBB ratings may modified by the addition of a plus or minus sign to show relative standing within these major categories.

         The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds, each of which denotes that the securities are investment grade:

             AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

             AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

             A - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

             BBB - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

         The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable-rate demand obligations:

         MIG-1/VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2 - Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

         The following summarizes the two highest ratings used by S&P for short-term municipal notes:

         SP-1 - Indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

         SP-2 - Indicates satisfactory capacity to pay principal and interest.

         The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are D-1, D-2, and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of portfolios, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1 indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and trust fundamentals are sound. Although ongoing portfolio needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         The following summarizes the two highest rating categories used by Fitch for short-term obligations each of which denotes that the securities are investment grade:

         F-1+ - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2 - Securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

         Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         For commercial paper, D&P uses the short-term debt ratings described above.

         For commercial paper, Fitch uses the short-term debt ratings described above.

         Thomson BankWatch, Inc. ("BankWatch") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding trust and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these trust. Further, BankWatch does not suggest specific investment criteria for individual clients.

         BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment grade ratings used by BankWatch for long-term debt:

             AAA - The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.

             AA - The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

             A - The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

             BBB - The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

             Long-term debt ratings may include a plus (+) or minus (-) sign to indicate where within a category the issue is placed.

         The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

             TBW-1 - The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

             TBW-2 - The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

             TBW-3 - The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

             TBW-4 - The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

         The following summarizes the four highest long-term debt ratings used by IBCA Limited and its affiliate, IBCA Inc. (collectively "IBCA"):

             AAA - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

             AA - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

             A - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

             BBB - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

         A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.

      The following summarizes the two highest short-term debt ratings used by
IBCA:

             A1+ - When issues possess a particularly strong credit feature, a rating of A1+ is assigned.

             A1 - Obligations supported by the highest capacity for timely repayment.

             A2 - Obligations supported by a good capacity for timely repayment.

                              NATIONS ANNUITY TRUST

                            ONE BANK OF AMERICA PLAZA
                                   33rd Floor
                               Charlotte, NC 28255
                                 1-800-626-2275

                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION

ITEM 23. Exhibits

              All references to the "Registration Statement" in the following list of Exhibits refer to the Registrant's Registration Statement on Form N-1A (File Nos. 333-40265; 811-08481)

------------------------------------------------------------------------------------------------------------------------------------
Exhibit Letter     Description
------------------------------------------------------------------------------------------------------------------------------------
(a)              Articles of Incorporation:

(a)(1)           Amended and Restated Declaration of Trust dated February 5, 1998, incorporated by reference to Post-Effective
                 Amendment No. 4, filed March 7, 2000.
------------------------------------------------------------------------------------------------------------------------------------
(b)              Bylaws:

(b)(1)           Amended and Restated Bylaws dated February 5, 1998, last amended November 17, 1999, incorporated by reference to
                 Post-Effective Amendment No. 4, filed March 7, 2000.
------------------------------------------------------------------------------------------------------------------------------------
(c)              Instruments Defining Rights of Securities Holders:

                 Not Applicable
------------------------------------------------------------------------------------------------------------------------------------
(d)              Investment Advisory Contracts:

(d)(1)           Investment Advisory Agreement between Banc of America Advisors, Inc. (formerly NationsBanc Advisors, Inc.) ("BAAI")
                 and Nations Annuity Trust ("Registrant") dated February 25, 1998, Schedule I dated May 1, 2000, incorporated by reference to Post-Effective Amendment No. 5, filed April 28, 2000.

(d)(2)           Investment Advisory Agreement between BAAI and the Registrant dated July 3, 2000, incorporated by reference to
                 Post-Effective Amendment No. 6, filed October 11, 2000.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Exhibit Letter     Description
------------------------------------------------------------------------------------------------------------------------------------
(d)(3)           Sub-Advisory Agreement among BAAI, Banc of America Capital Management, Inc. (formerly TradeStreet Investment
                 Associates, Inc.) ("BACAP") and the Registrant dated February 25, 1998, Schedule I dated May 1, 2000, incorporated by reference to Post-Effective Amendment No. 6, filed October 11, 2000.

(d)(4)           Sub-Advisory Agreement among BAAI, Marsico Capital Management, Inc. ("Marsico") and the Registrant dated February
                 8, 1999, incorporated by reference to Post-Effective Amendment No. 4 filed March 7, 2000.

(d)(5)           Sub-Advisory Agreement among BAAI, Gartmore Global Partners ("Gartmore") and the Registrant dated August 1, 2000, incorporated by reference to Post-Effective Amendment No. 6, filed October 11, 2000.

(d)(6)           Sub-Advisory Agreement among BAAI, Brandes Investment Partners, L.P. ("Brandes") and the Registrant dated July 3,
                 2000, incorporated by reference to Post-Effective Amendment No. 6, filed October 11, 2000.

(d)(7)           Sub-Advisory Agreement among BAAI, MacKay Shields LLC ("MacKay Shields") and the Registrant dated July 3, 2000, incorporated by reference to Post-Effective Amendment No. 6, filed October 11, 2000.
------------------------------------------------------------------------------------------------------------------------------------
(e)              Underwriting Contract:

(e)(1)           Distribution Agreement between the Registrant and Stephens Inc. ("Stephens") dated February 25, 1998, Schedule I dated July 3, 2000, incorporated by reference to Post-Effective Amendment No. 6, filed October 11, 2000.
------------------------------------------------------------------------------------------------------------------------------------
(f)              Bonus or Profit Sharing Contracts:

(f)(1)           Deferred Compensation Plan dated August 6, 1997, incorporated by reference to Post-Effective Amendment No. 4, filed
                 March 7, 2000.
------------------------------------------------------------------------------------------------------------------------------------
(g)              Custodian Agreements:

(g)(1)           Custody Agreement between the Registrant and The Bank of New York ("BNY") dated October 19, 1998, Schedule I dated
                 July 3, 2000, incorporated by reference to Post-Effective Amendment No. 6, filed October 11, 2000.

------------------------------------------------------------------------------------------------------------------------------------
Exhibit Letter     Description
------------------------------------------------------------------------------------------------------------------------------------
(g)(2)           Amendment to the Custody Agreement dated September 1, 1999, incorporated by reference to Post-Effective Amendment
                 No. 4, filed March 7, 2000.
------------------------------------------------------------------------------------------------------------------------------------
(g)(3)           Amendment to the Custody Agreement dated February 14, 2000, incorporated by reference to Post-Effective Amendment
                 No. 4, filed March 7, 2000.
------------------------------------------------------------------------------------------------------------------------------------
(h)              Other Material Contracts:

(h)(1)           Co-Administration Agreement among the Registrant, Stephens and BAAI dated December 1, 1998, Schedule I dated July
                 3, 2000, incorporated by reference to Post-Effective Amendment No. 6, filed October 11, 2000.

(h)(2)           Sub-Administration Agreement among the Registrant, BNY and BAAI dated December 1, 1998, Schedule I dated July 3,
                 2000, incorporated by reference to Post-Effective Amendment No. 6, filed October 11, 2000.

(h)(3)           Transfer Agency and Services Agreement between PFPC Inc. (formerly First Data Investor Services Group, Inc.)
                 ("PFPC") and the Nations Funds family dated June 1, 1995, Schedule G dated September 8, 2000 incorporated by reference to Post-Effective Amendment No. 6, filed October 11, 2000.

(h)(4)           Adoption Agreement and Amendment to Transfer Agency and Service Agreement dated February 25, 1998, incorporated by reference to Post-Effective Amendment No. 4, filed March 7, 2000.

(h)(5)           Amendment to Transfer Agency and Services Agreement dated December 1, 1999, incorporated by reference to
                 Post-Effective Amendment No. 4, filed March 7, 2000.

(h)(6)           Participation Agreement with Hartford Life Insurance Company dated March 13, 1998, incorporated by reference to
                 Post-Effective Amendment No. 4, filed March 7, 2000.

(h)(7)           Form of Participation Agreement with Anchor National Life Insurance Company, incorporated by reference to
                 Post-Effective Amendment No. 6, filed October 11, 2000.
------------------------------------------------------------------------------------------------------------------------------------
(i)              Legal Opinion

(i)(1)           Opinion and Consent of Counsel, to be filed by amendment.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Exhibit Letter     Description
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
(j)              Other Opinions

(j)(1)           Consent of Independent Accountants --PricewaterhouseCoopers LLP, to be filed by amendment.
------------------------------------------------------------------------------------------------------------------------------------
(k)              Omitted Financial Statements

                 Not Applicable
------------------------------------------------------------------------------------------------------------------------------------
(l)              Initial Capital Agreement:

(l)(1)           Investment Letter, incorporated by reference to Pre-Effective Amendment No. 1, filed February 20, 1998.
------------------------------------------------------------------------------------------------------------------------------------
(m)              Rule 12b-1 Plan:

(m)(1)           Shareholder Servicing and Distribution Plan, Exhibit A dated July 3, 2000, incorporated by reference to
                 Post-Effective Amendment No. 6, filed October 11, 2000.
------------------------------------------------------------------------------------------------------------------------------------
(n)              Financial Data Schedule:

                 Not Applicable
------------------------------------------------------------------------------------------------------------------------------------
(o)              Rule 18f-3 Plan:

                 Not Applicable
------------------------------------------------------------------------------------------------------------------------------------
(p)              Codes of Ethics:

(p)(1)           Nations Funds Code of Ethics, incorporated by reference to Post-Effective Amendment No. 6, filed October 11, 2000.

(p)(2)           BAAI Code of Ethics, incorporated by reference to Post-Effective Amendment No. 6, filed October 11, 2000.

(p)(3)           BACAP Code of Ethics, incorporated by reference to Post-Effective Amendment No. 6, filed October 11, 2000.

(p)(4)           Marsico Code of Ethics, incorporated by reference to Post-Effective Amendment No. 6, filed October 11, 2000.

(p)(5)           Gartmore Code of Ethics, incorporated by reference to Post-Effective Amendment No. 6, filed October 11, 2000.

(p)(6)           Brandes Code of Ethics, incorporated by reference to Post-Effective Amendment No. 6, filed October 11, 2000.

------------------------------------------------------------------------------------------------------------------------------------
Exhibit Letter     Description
------------------------------------------------------------------------------------------------------------------------------------
(p)(7)           MacKay Shields Code of Ethics, incorporated by reference to Post-Effective Amendment No. 6, filed October 11, 2000.

(p)(8)           Stephens Code of Ethics, incorporated by reference to Post-Effective Amendment No. 6, filed October 11, 2000.
------------------------------------------------------------------------------------------------------------------------------------
(q)              Powers of Attorney for Edmund L. Benson, Charles B. Walker, A. Max Walker, Thomas S. Word, Jr., William H. Grigg,
                 James Ermer, Thomas F. Keller, Carl E. Mundy, Jr., James B. Sommers, Cornelius J. Pings and William P. Carmichael,
                 incorporated by reference to Post-Effective Amendment No. 4, filed March 7, 2000.
------------------------------------------------------------------------------------------------------------------------------------

ITEM 24. Persons Controlled by of Under Common Control with the Fund

         No person is controlled by or under common control with the Registrant.

ITEM 25. Indemnification

         Article V, Section 5.3 of the Registrant's Declaration of Trust provides for the indemnification of the Registrant's trustees, officers, employees and other agents. Indemnification of the Registrant's administrators, distributor, custodian and transfer agent is provided for, respectively, in the
Registrant's:

         1. Co-Administration Agreement with Stephens and BAAI;

         2. Sub-Administration Agreement with BNY and BAAI;

         3. Distribution Agreement with Stephens;

         4. Custody Agreement with BNY; and

         5. Transfer Agency and Services Agreement with PFPC.

         Promptly after receipt by an indemnified party above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission to so notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, to assume the defense thereof, with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in such case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

         The Registrant has obtained from a major insurance carrier a directors' and officers' liability policy covering certain types of errors and omissions. In no event will the Registrant indemnify any of its trustees, officers, employees, or agents against any liability to which such person would otherwise be subject by reason of his/her willful misfeasance, bad faith, gross negligence in the performance of his/her duties, or by reason of his/her reckless disregard of the duties involved in the conduct of his/her office or arising under his agreement with the Registrant. The Registrant will comply with Rule 484 under the Securities Act of 1933, as amended (the "1933 Act") and Release No. 11330 under the Investment Company Act of 1940, as amended (the "1940 Act"), in connection with any indemnification.

         Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission ("SEC") such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26. Business and Other Connections of the Investment Adviser

         To the knowledge of the Registrant, none of the directors or officers of BAAI, the adviser to the Registrant's portfolios, or BACAP, Marsico, Gartmore, Brandes or MacKay Shields, the investment sub-advisers, except those set forth below, are or have been, at any time during the past two calendar years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with, and engage in business for, the company that owns all the outstanding stock (other than directors' qualifying shares) of BAAI, BACAP or Marsico respectively, or other subsidiaries of Bank of America Corporation.

         (a) BAAI performs investment advisory services for the Registrant and certain other customers. BAAI is a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation. Information with respect to each director and officer of the investment adviser is incorporated by reference to Form ADV filed by BAAI with the

SEC pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act") (file no. 801-49874).

         (b) BACAP performs investment sub-advisory services for the Registrant and certain other customers. BACAP is a wholly-owned subsidiary of Bank of America Corporation. Information with respect to each director and officer of the investment sub-adviser is incorporated by reference to Form ADV filed by BACAP (formerly TradeStreet Investment Associates, Inc.) with the SEC pursuant to the Advisers Act (file no. 801-50372).

         (c) Marsico performs investment sub-advisory services for the Registrant and certain other customers. Marsico is a wholly-owned subsidiary of Bank of America Corporation. Information with respect to each director and officer of the investment sub-adviser is incorporated by reference to Form ADV filed by Marsico with the SEC pursuant to the Advisers Act (file no. 801-54914).

         (d) Gartmore performs investment sub-advisory services for the Registrant and certain other customers. Gartmore is an indirect wholly-owned subsidiary of Nationwide Mutual Insurance Company. Information with respect to each director and officer of the investment sub-adviser is incorporated by reference to Form ADV filed by Gartmore with the SEC pursuant to the Advisers Act (file no. 801-48811).

         (e) Brandes performs investment sub-advisory services for the Registrant and certain other customers. Information with respect to each director and officer of the investment sub-adviser is incorporated by reference to Form ADV filed by Brandes with the SEC pursuant to the Advisers Act (file no. 801-24896)

         (f) MacKay Shields performs investment sub-advisory services for the Registrant and certain other customers. Information with respect to each director and officer of the investment sub-adviser is incorporated by reference to Form ADV filed by MacKay Shields with the SEC pursuant to Advisers Act (file no. 801-5594).

ITEM 27. Principal Underwriters

         (a) Stephens, distributor for the Registrant, does not presently act as investment adviser for any other registered investment companies, but does act as distributor for Nations Fund Trust, Nations Fund, Inc., Nations Reserves, Nations LifeGoal Funds, Inc., Nations Funds Trust, Wells Fargo Funds Trust, Wells Fargo Variable Trust, Barclays Global Investors Funds, Inc. and is the exclusive placement agent for Wells Fargo Core Trust, Nations Master Investment Trust and Master Investment Portfolio, all of which are registered open-end management investment companies, and has acted as principal underwriter for the Liberty Term Trust, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc., Nations Balanced Target Maturity Fund, Inc., and Hatteras Income Securities, Inc., closed-end management investment companies.

         (b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV filed by Stephens with the SEC pursuant to the 1940 Act (file No. 501-15510).

         (c) Not applicable.

ITEM 28. Location of Accounts and Records

         (1) BAAI, One Bank of America Plaza, Charlotte, NC 28255 (records relating to its function as investment adviser and co-administrator).

         (2) BACAP, One Bank of America Plaza, Charlotte, NC 28255 (records relating to its function as investment sub-adviser).

         (3) Gartmore, Gartmore House, 8 Fenchurch Place, London EC3M 4PH England (records relating to its function as investment sub-adviser).

         (4) Marsico, 1200 17th Street, Suite 1300, Denver, CO 80202 (records relating to its function as investment sub-adviser).

         (5) Brandes, 12750 High Bluff Drive, San Diego, CA 92130 (records relating to its function as investment sub-advisor).

         (6) MacKay Shields, 9 West 57th Street, New York, New York, 10019 (records relating to its function as investment sub-advisor).

         (7) Stephens, 111 Center Street, Little Rock, AR 72201 (records relating to its function as distributor and co-administrator).

         (8) PFPC 400 Bellevue Parkway, Wilmington, DE 19809 (records relating to its function as transfer agent).

         (9) BNY, 100 Church Street, New York, NY 10286 (records relating to its function as custodian and sub-administrator)

ITEM 29. Management Services

         Not Applicable

ITEM 30. Undertakings

         Not Applicable

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Little Rock, State of Arkansas on the 14th day of February, 2001.

                                      NATIONS ANNUITY TRUST

                                      By:                  *
                                         --------------------------------
                                                 A. Max Walker
                                                 President and Chairman
                                                 of the Board of Trustees

                                      By:  /s/ Richard H. Blank, Jr.
                                         --------------------------------
                                                 Richard H. Blank, Jr.
                                                 *Attorney-in-Fact

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

          SIGNATURES                                    TITLE                                 DATE
          ----------                                    -----                                 ----

                *                              President and Chairman                  February 14, 2001
----------------------------------            of the Board of Trustees
(A. Max Walker)                            (Principal Executive Officer)

 /s/ Richard H. Blank, Jr.                     Treasurer and Secretary                 February 14, 2001
----------------------------------            (Principal Financial and
(Richard H. Blank, Jr.)                          Accounting Officer)

                *                                      Trustee                         February 14, 2001
----------------------------------
(Edmund L. Benson, III)

                *                                      Trustee                         February 14, 2001
----------------------------------
(James Ermer)

                *                                      Trustee                         February 14, 2001
----------------------------------
(William H. Grigg)

                *                                      Trustee                         February 14, 2001
----------------------------------
(Thomas F. Keller)

                *                                      Trustee                         February 14, 2001
----------------------------------
(Carl E. Mundy, Jr.)

                *                                      Trustee                         February 14, 2001
----------------------------------
(Cornelius J. Pings)

                *                                      Trustee                         February 14, 2001
----------------------------------
(Charles B. Walker)

                *                                      Trustee                         February 14, 2001
----------------------------------
(Thomas S. Word)

                *                                      Trustee                         February 14, 2001
----------------------------------
(James B. Sommers)

 /s/ Richard H. Blank, Jr.
----------------------------------
Richard H. Blank, Jr.
*Attorney-in-Fact